As filed with the Securities and Exchange Commission on April 27, 2007
                                               1933 Act File No: 333-108433
                                               1940 Act File No: 811-09933

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                                     [ ]

Post-Effective Amendment No. 8                                  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 16                                                [X]

                        (Check appropriate box or boxes.)

                      Jackson National Separate Account IV
                           (Exact Name of Registrant)

                     Jackson National Life Insurance Company
                               (Name of Depositor)

                    1 Corporate Way, Lansing, Michigan 48951
              (Address of Depositor's Principal Executive Offices)

                                 (517) 381-5500
               Depositor's Telephone Number, including Area Code:

                             Thomas J. Meyer, Esq.
              Senior Vice President, Secretary and General Counsel
                     Jackson National Life Insurance Company
                                 1 Corporate Way
                                Lansing, MI 48951

                     (Name and Address of Agent for Service)

                                With a Copy to:

                            Anthony L. Dowling, Esq.
                    Jackson National Life Insurance Company
                                1 Corporate Way
                               Lansing, MI 48951



It is proposed that this filing will become effective (check appropriate box)

[  ]   Immediately upon filing pursuant to paragraph (b)

[X ]   On April 30, 2007, pursuant to paragraph (b)

[  ]   60 days after filing pursuant to paragraph (a)(1)

[  ]   On [date], pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[  ]    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             PERSPECTIVE INVESTORSM

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY

                   JACKSON NATIONAL LIFE INSURANCE COMPANY(R)

                             IN CONNECTION WITH ITS
                      JACKSON NATIONAL SEPARATE ACCOUNT IV
                                 1 Corporate Way
                             Lansing, Michigan 48951


                            JACKSONSM SERVICE CENTER

                                 P.O. BOX 30502
                          LANSING, MICHIGAN 48909-8002
                                 1-800-766-4683

                               IMG SERVICE CENTER
                                 P.O. BOX 30386
                          LANSING, MICHIGAN 48909-7886
                                 1-800-777-7779


Jackson National Life Insurance Company (the "Company" or "JacksonSM") is offering the flexible premium variable life insurance policies described in this prospectus. The policies provide insurance coverage on the life of one Insured. Please read this prospectus carefully before investing and keep it for future reference.

The policies currently offer 57 allocation options, including 56 variable investment options, each of which is an Investment Division of Jackson National Separate Account IV and our Fixed Account. Each Investment Division invests exclusively in shares of one of the portfolios of JNL(R) Series Trust or JNL Variable Fund LLC.


We do not guarantee a minimum Policy Value on amounts allocated to the Investment Divisions and, therefore, the policies do not have a guaranteed minimum Policy Value. The portion of your Policy Value in the Separate Account will vary depending on the investment performance of the portfolios underlying the Investment Divisions to which you allocate your premium. You bear the entire investment risk on amounts allocated to the Investment Divisions. The investment policies and risks of each portfolio are described in the accompanying prospectuses for the JNL(R) Series Trust and JNL Variable Fund LLC and its portfolios. The Policy Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

FLEXIBLE  PREMIUM  VARIABLE LIFE INSURANCE  POLICIES  INVOLVE  RISKS,  INCLUDING
POSSIBLE LOSS OF PRINCIPAL. THEY ARE NOT DEPOSITS OF ANY BANK OR INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

IT MAY NOT BE ADVANTAGEOUS FOR YOU TO PURCHASE VARIABLE LIFE INSURANCE TO REPLACE YOUR EXISTING INSURANCE COVERAGE OR TO PURCHASE ADDITIONAL VARIABLE LIFE INSURANCE IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. JACKSON DOES NOT AUTHORIZE ANY
INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS BASED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------
Not FDIC/NCUA insured o Not Bank/CU guaranteed o May lose value o Not a deposit
                      o Not insured by any federal agency
--------------------------------------------------------------------------------



                 THE DATE OF THIS PROSPECTUS IS APRIL 30, 2007.

                                TABLE OF CONTENTS



SUMMARY......................................................................................................  1
Description of the Policy and Policy Benefits.............................................................     1
Risks of the Policy.......................................................................................     4
The Portfolios and Associated Risks.......................................................................     6

FEE TABLE....................................................................................................  7
Transaction Fees..........................................................................................     7
Periodic Charges..........................................................................................     8
Optional Rider Charges....................................................................................     9
Charges Assessed Against the Portfolios...................................................................     11
Individual Portfolio Company Annual Expenses..............................................................


PURCHASING A POLICY AND ALLOCATING PREMIUM...................................................................  15
Applying for a Policy.....................................................................................     15
Premiums..................................................................................................     16
Planned Premium...........................................................................................     16
Premium Limits............................................................................................     17
Guaranteed Minimum Death Benefit..........................................................................     17
Modified Endowment Contracts..............................................................................     17
Allocation of Premium.....................................................................................     18
Policy Value..............................................................................................     18
Accumulation Unit Value...................................................................................     19
Transfer of Policy Value..................................................................................     19
Restrictions on Transfers.................................................................................     19
Transfers Authorized by Telephone or the Internet.........................................................     20
Dollar Cost Averaging.....................................................................................     21
Rebalancing...............................................................................................     21

THE SEPARATE ACCOUNT.........................................................................................  22
The Portfolios............................................................................................     22
Voting Privileges.........................................................................................     29
Additions, Deletions, and Substitutions of Securities.....................................................     29

THE FIXED ACCOUNT............................................................................................  30

POLICY BENEFITS AND RIGHTS...................................................................................  30
Death Benefit.............................................................................................     30
Death Benefit Options.....................................................................................     31
Changes in Death Benefit Option...........................................................................     32
Changes in Specified Death Benefit........................................................................     32
Optional Insurance Benefits...............................................................................     33
Policy Loans..............................................................................................     35
Surrenders................................................................................................     36
Partial Surrenders........................................................................................     36
Status of Policy at Attained Age 100......................................................................     38
Termination and Grace Period..............................................................................     38
Reinstatement.............................................................................................     39
Right to Examine the Policy...............................................................................     39
Postponement of Payment...................................................................................     39

CHARGES AND DEDUCTIONS.......................................................................................  40
Premium Charges...........................................................................................     40
Mortality and Expense Risk Charge.........................................................................     40
Monthly Deduction.........................................................................................     40
Cost of Insurance Charge..................................................................................     41
Monthly Policy Fee........................................................................................     42
Monthly Administrative Charge.............................................................................     42
Surrender Charge..........................................................................................     42
Transfer Charge...........................................................................................     43
Illustration Charge.......................................................................................     44
Re-Underwriting Charge....................................................................................     44
Rider Charges.............................................................................................     44
Additional Policy Charges.................................................................................     44
Portfolio Expenses........................................................................................     44
Special Provisions for Group or Sponsored Arrangements....................................................     44

GENERAL POLICY PROVISIONS....................................................................................  44
Statements to Owners......................................................................................     44
Limit on Right to Contest.................................................................................     44
Suicide...................................................................................................     45
Misstatement as to Age and Sex............................................................................     45
Beneficiary...............................................................................................     45
Assignment................................................................................................     45
Creditors' Claims.........................................................................................     45
Dividends.................................................................................................     45
Notice and Elections......................................................................................     45
Modification..............................................................................................     45
Conversion................................................................................................     46

FEDERAL TAX CONSIDERATIONS...................................................................................  46
Taxation of Jackson and the Separate Account..............................................................     46
Jackson Taxation..........................................................................................     47
Tax Status of the Policy..................................................................................     46
Diversification Requirements..............................................................................     47
Owner Control.............................................................................................     47
Tax Treatment of Life Insurance Death Benefit Proceeds....................................................     48
Tax Deferral During Accumulation Period...................................................................     48
Distributions.............................................................................................     48
Policies Which are MECs...................................................................................     48
Policies Which are Not MECs...............................................................................     49
Treatment Beyond Attained Age 94..........................................................................     49
Actions to Ensure Compliance with the Tax Law.............................................................     49
Federal Income Tax Withholding............................................................................     50
Tax Advice................................................................................................     50

DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT..............................................................  50
Jackson National Life Insurance Company...................................................................     50
The Separate Account......................................................................................     50
Safekeeping of the Separate Account's Assets..............................................................     50
State Regulation of Jackson...............................................................................     50

DISTRIBUTION OF POLICIES.....................................................................................  50

LEGAL PROCEEDINGS............................................................................................  52

FINANCIAL STATEMENTS.........................................................................................  53

PRIVACY POLICY...............................................................................................  53

GLOSSARY OF TERMS............................................................................................  55

APPENDIX A...................................................................................................  58

APPENDIX B...................................................................................................  60

APPENDIX C...................................................................................................  62

WHERE YOU CAN FIND MORE INFORMATION..........................................................................  64



Capitalized terms used in this prospectus are defined where first used or in the Glossary of Terms beginning on page 55 of this prospectus.


                                     SUMMARY

                  DESCRIPTION OF THE POLICY AND POLICY BENEFITS

         1.   WHAT IS A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY?

     Your policy is designed to be flexible to meet your specific life insurance needs. Your policy has a Death Benefit, Policy Value and other features of life insurance providing fixed benefits. Your policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much premium you want to pay. Your policy is a "variable" policy because the Policy Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums. The policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

         2. WHAT ARE THE PREMIUMS FOR THIS POLICY?


     You have considerable flexibility as to the timing and amount of your premiums. You must pay an initial premium to place the policy in force. Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions. However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. The minimum initial premium generally is equal to 3 times the monthly Minimum Premium specified in your policy. The monthly Minimum Premium is based on your policy's Specified Death Benefit and the Insured's age, sex and underwriting risk classification. See "Purchasing a Policy and Allocating Premium" on page 15 for further details concerning the Minimum Premium.


     Premiums may be paid at any time. You may pay any level of premium, subject to certain limits. However, during the first three years, paying the monthly Minimum Premium may help keep your policy in force. See "Can my Policy Lapse?" on page 4. In addition, to take advantage of the Guaranteed Minimum Death Benefit feature, you must pay at least the cumulative Required Monthly Premium Amount due. This premium amount is shown on the policy data page when the rider is elected. It varies by age, sex and underwriting risk class. We may require evidence of insurability.

     We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us. In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the "Code"), unless you also request an increase in the Specified Death Benefit that we approve. We also will not accept any premium that would cause your policy to be deemed a "modified endowment contract" under the Code, without your written consent or acknowledgement.

         3.   WHAT IS THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE?


     Under this option, we agree to keep the policy (excluding any other riders) in force for the life of the Insured, regardless of the investment performance of the Investment Divisions, as long as your total premiums paid less Debt is greater than or equal to the cumulative Required Monthly Premium Amount. However, this rider will terminate if you take a partial surrender. You may select this optional rider when you apply for a policy. This rider is available only with Death Benefit Option A. For more information about this benefit, see "Guaranteed Minimum Death Benefit" on page 17.


         4.  HOW IS MY POLICY VALUE DETERMINED?


     Your Policy Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed
Account and Loan Account. Your Policy Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed. We have summarized the charges imposed under the policy in "Fee Table" and described them in more detail in "Charges and Deductions" on page 40. We do not guarantee a minimum Policy Value on amounts allocated to the Separate Account. For more information about your Policy Value, see "Policy Value" on page 18.


         5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?


     The policy currently offers 56 investment options, each of which is an Investment Division. Each Investment Division invests in a single portfolio of a mutual fund. See "The Portfolios" on page 22 for a listing of the available Investment Divisions. We also offer a Fixed Account option. See "The Fixed Account" on page 30 for more information. You may transfer amounts among your investment choices, subject to certain restrictions. See "Risks of the Policy" on page 4 and "Transfer of Policy Value" on page 19.


         6.   HOW ARE MY PREMIUMS ALLOCATED?


     Before your premiums are allocated to the Policy Value, we deduct a Sales Charge, a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively "Premium Charges"). For more detail, see the Fee Table on page 7 and "Charges and Deductions" on page 40. The amount remaining after the deduction of the Premium Charges is called the Net Premium.


     When you apply for the policy, you specify in your application how to allocate your Net Premiums. You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.


     We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. See "Right to Examine the Policy" on page 39 for more information about the Right to Examine Period. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

     After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center. However, we reserve the right to delay the allocation of any Net Premium that requires underwriting. We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us. See "Allocation of Premium" on page 18 for more information about how your premiums are allocated.


         7. MAY I TRANSFER POLICY VALUE AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You may transfer Policy Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions. To make a transfer, you may write to us or call us at the phone number shown on the front page. Only one transfer from the Fixed Account during any Policy Year is permitted, and the amount you may transfer is limited.


     In  addition,   you  may  use  our  automatic  dollar  cost  averaging  and rebalancing programs. For additional information, please see "Dollar Cost Averaging" on page 21 and "Rebalancing" on page 21.


     Each transfer in excess of 15 in a Policy Year will incur a charge of $25. Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs will not incur a $25 charge or count toward the 15 transfers per Policy Year.

         8.   WHAT ARE THE DEATH BENEFIT OPTIONS?

     We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured. The policy provides for three Death Benefit options. Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit (or Target Death Benefit if the Scheduled Term Insurance Rider is elected) and the Minimum Death Benefit. Under Option B, the Death Benefit equals the greater of the Specified Death Benefit (or Target Death Benefit) plus the Policy Value, and the Minimum Death Benefit. Under Option C, the Death Benefit equals the greater of the Specified Death Benefit (or Target Death Benefit) plus the greater of the sum of the premiums minus total partial surrenders and zero, and the Minimum Death Benefit.


     You must choose one of the Death Benefit options when you apply for a policy. You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions. We reserve the right to limit or refuse changes to the Death Benefit options. For additional information, please see "Death Benefit Options" on page 31.


         9.   HOW IS THE DEATH BENEFIT PAID?


     If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary. The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit Option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges). We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death. We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. Until due proof of death is received, any amount in the Separate Account will be subject to investment risk. For additional information, please see "Death Benefit" on page 30.


         10.   CAN I INCREASE OR DECREASE MY POLICY'S SPECIFIED DEATH BENEFIT?


     Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit. You may request an increase after the first Policy Year and/or a decrease after the third Policy Year by writing to us. You are permitted only one change per Policy Year. Your requested increase or decrease must be at least $10,000. If you request an increase, you must provide evidence of insurability satisfactory to us. An increase in the Specified Death Benefit increases the charges deducted from your Policy Value and surrender charge. You may not decrease the Specified Death Benefit of your policy below the minimum Specified Death Benefit shown in your policy. The minimum is $100,000 for all policies. We reserve the right to limit or refuse changes in the Specified Death Benefit. Some examples of the bases on which a requested change could be refused are: (i) the results of underwriting on a request for an increase indicate that the insured is no longer insurable, (ii) the change would cause the policy to violate Section 7702 of the Code, (iii) the policy owner is currently on claim for the Waiver of Monthly Deductions rider, (iv) a decrease would reduce the Specified Death Benefit below the $100,000 minimum, or (v) increases are not contractually allowed in the first year and decreases are not contractually allowed in the first 3 years. For more detail, see "Changes in Specified Death Benefit" on page 32. In addition, modifying your policy's Specified Death Benefit might have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 46.


         11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

     Yes. You may surrender your policy at any time for the Cash Surrender Value. If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans.


     We currently permit you to take up to twelve partial surrenders per Policy Year, after the first Policy Year. The total partial surrender amount deducted from your Policy Value will consist of the amount payable to you, a flat fee of $25 and any applicable surrender charge and taxes. The total partial surrender amount must be at least $500. Other restrictions may apply. For more information, see "What are the Limitations on Partial Surrender?" on page 5 and "Partial Surrenders" on page 36. A full or partial surrender may have tax consequences. For more information, see "Federal Tax Considerations" beginning on page 46.


         12.   MAY I TAKE OUT A POLICY LOAN?


     Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. Day 1 Loans are also available. For more information, see "Policy Loans" on page 35. Policy loans may have tax consequences if your policy is deemed to be a "modified endowment contract" for federal income tax purposes. For more information, see "Modified Endowment Contracts" on page 17.


         13.   CAN I CANCEL MY POLICY?


     In most states, you may cancel your policy by returning it to us within ten days after you receive it. In certain states, the Right to Examine Period may be longer. If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans. In some states, however, we will return the Policy Value plus fees and charges. For more information, see "Right to Examine the Policy," on page
39. In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your right to examine the policy rights will depend on the laws of the state in which you purchased the Policy.


                               RISKS OF THE POLICY

         1.   IS MY POLICY VALUE GUARANTEED?


     Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Guaranteed Minimum Death Benefit feature.
The value of your policy fluctuates with the performance of the allocation options you choose. Your allocation options may not perform to your expectations. Your Policy Values in the Investment Divisions may rise or fall depending on the performance of the portfolios in which the Investment Divisions invest and the charges under your policy. For more detail, please see "The Portfolios and Associated Risks" on page 6 and "The Separate Account" on page
22. In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.


         2.   IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

     The policy is designed for long term financial planning. Although the surrender charge decreases over time, while it is in effect it may be a substantial portion of or even exceed your Policy's Value. Accordingly, you should not purchase the policy if you may need to access the Policy Value within a short time. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

         3.   CAN MY POLICY LAPSE?


     Your policy could lapse and terminate without value if your policy's Cash Surrender Value becomes too low to support the policy's monthly charges, unless:
(a) during the first three Policy Years, you have paid the cumulative Minimum Premiums and your policy's Net Policy Value is greater than zero; or (b) the Guaranteed Minimum Death Benefit feature is in effect. If your Policy Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating. We will notify you in writing. See "Termination and Grace Period" on page 38. If you have any outstanding Debt when your policy lapses, you may have taxable income as a result. See "Federal Tax Considerations" on page 46. Poor investment performance may cause your policy to lapse. Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing your policy's Cash Surrender Value.


         4.   ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?


     Because the policy provides for an accumulation of Policy Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the policy in part for such purposes may involve certain risks. For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the policy. Partial surrenders and policy loans may significantly affect current and future Policy Values, Cash Surrender Values or Death Benefit Proceeds. The policy is designed to provide benefits on a long-term basis. Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered. In addition, using a policy for a specialized purpose may have tax consequences. See "Federal Tax Considerations" on page 46.


         5.   WHAT ARE THE LIMITATIONS ON PARTIAL SURRENDER?


     You may not take a partial surrender in the first Policy Year. After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year. We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year. The minimum total partial surrender amount is $500, including a $25 partial surrender fee and any applicable surrender charge or taxes. The surrender charge on a partial surrender is approximately proportional to the resulting decrease in the Policy Value. A partial surrender will reduce your Cash Surrender Value and may reduce your Specified Death Benefit. A partial surrender also will terminate the Guaranteed Minimum Death Benefit feature, if you have chosen that optional rider. We will not permit a partial surrender that would reduce the Cash Surrender Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce the Specified Death Benefit below the minimum Specified Death Benefit shown in your policy. If your partial surrender request would reduce your Cash Surrender Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage. Please note that partial surrenders reduce your policy's Death Benefit. See "Partial Surrenders" on page 36. In addition, partial surrenders may have tax consequences. See "Federal Tax Considerations" on page 46.


         6.   WHAT ARE THE LIMITATIONS ON TRANSFER?


     Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs. We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. We reserve the right to further limit transfers in any Policy Year, or to refuse any transfer request for an Owner or certain Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Owners or have a detrimental effect on Accumulation Unit Values or the share price of any portfolio. See "Transfer of Policy Value" on page 19.


         7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?


     You may surrender your policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Surrender Charge" on page 42. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. We also deduct any outstanding Debt. In addition, the surrender of your policy may have tax consequences. See "Federal Tax Considerations" on page 46.


         8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?


     Taking a loan from your policy may increase the risk that your policy will lapse. The loan will have a permanent effect on your Policy Value and will reduce the Death Benefit Proceeds. In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences. See "Policies Which are MECs" on page 48.


         9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

     Your policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.

     Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.


     Special rules govern the tax treatment of life insurance policies that meet the federal definition of a "modified endowment contract." Depending on the amount and timing of your premiums, your policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Partial surrenders and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of premium. The income portion of the distribution is includable in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code. For more information on the tax treatment of the policy, see "Federal Tax Considerations" on page 46.


                       THE PORTFOLIOS AND ASSOCIATED RISKS

         1.   WHAT IS A PORTFOLIO?


     Each of the Investment Divisions invests in shares of one of the portfolios. Each portfolio is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each portfolio holds its assets separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the portfolios. Each portfolio operates as a separate investment fund, and the income, gains and losses of one portfolio generally have no effect on the investment performance of any other. The portfolios in which the Investment Divisions currently invest are set forth in this prospectus. Some of the Investment Divisions described in this prospectus may not be available under your policy. For more information about the portfolios, please see "The Portfolios" on page 22.


         2. WHAT ARE THE RISKS OF THE PORTFOLIOS?


     We do not promise that the portfolios will meet their investment objectives. Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which those Investment Divisions invest. You bear the investment risk that those portfolios possibly will not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each portfolio's risks may be found in its prospectus. For additional information, please see "The Portfolios" on page 22.


         3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

     You should read the portfolios' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before allocating amounts to the Investment Divisions. If you do not have a prospectus for a portfolio, please contact us at our Service Center at the number listed on the first page of this prospectus and we will send you a copy.

                                    FEE TABLE

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE (AND FOOTNOTES) DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

CHARGE                                   WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED (1)
------                                   -----------------------                ---------------
Sales Charge                             When premium is allocated              6% of each premium in all years (2)

Premium Tax Charge                       When premium is allocated              2.5% of each premium (3)

Federal (DAC) Tax Charge                 When premium is allocated              1.5% of each premium

Surrender Charge                         When you surrender your policy or
(per $1,000 of Specified                 take a partial surrender, during the
Death Benefit) (4)                       first nine Policy Years or nine
                                         years after an increase in the
                                         Specified Death Benefit

Minimum and Maximum                                                             Minimum:   $2.49 per $1,000
Initial Surrender Charge                                                        Maximum:  $56.36 per $1,000 (5)

   Initial Surrender Charge                                                     $15.88 per $1,000
   for a 45 year old Male Preferred
   Nonsmoker

Transfer Charge                          Each transfer in excess of 15 in any   $25 per transfer
                                         Policy Year

Illustration Charge (6)                  Each in-force illustration in excess   $25 per illustration
                                         of one in any Policy Year

Re-Underwriting Fee (7)                  If a transaction under your policy     $25
                                         requires underwriting approval after
                                         the Commencement Date

Partial Surrender Fee                    When you make a partial surrender      $25 per partial surrender
Expedited Delivery Charge (8)            When you request expedited delivery    Current:  $20 for wire transfers
                                         of surrender, partial surrender or               $10 for overnight delivery
                                         loan proceeds                                    $22.50 for Saturday delivery



(1) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 40 for more information about these charges and our current charges.

(2) This is the maximum guaranteed Sales Charge. For information regarding our current charges, see "Premium Charges" on page 40.


(3) We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

(4) This charge applies to all surrenders and partial surrenders. The initial amount of the surrender charge generally equals the Specified Death Benefit of your policy multiplied by the applicable rate per thousand dollars of Specified Death Benefit divided by 1000. The applicable rate depends on the Insured's age, sex and underwriting risk classification. The surrender charge declines over a nine-year period, in accordance with a table shown in your policy. For example, the table below shows the nine-year surrender charge schedule for a 45-year-old Male Preferred Nonsmoker.

                  POLICY YEAR       SURRENDER CHARGE PER $1,000
                       1                      $15.88
                       2                      $14.12
                       3                      $12.35
                       4                      $10.59
                       5                      $ 8.82
                       6                      $ 7.06
                       7                      $ 5.29
                       8                      $ 3.53
                       9                      $ 1.76
                      10+                      $0


     An additional surrender charge usually applies if you increase your Specified Death Benefit. The surrender charge on partial surrenders generally is proportionate to the reduction in Policy Value resulting from partial surrender. For more information, see "Surrender Charge" at page 42 below.


     The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus, or contact your sales representative.


(5) This is the maximum guaranteed Initial Surrender Charge. For information regarding our current charges see "Surrender Charge" on page 42.


(6) This charge is not deducted from your Policy Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.


(7) For example, you will be subject to this charge if you request an increase in the Specified Death Benefit, which would require you to provide us with satisfactory evidence of insurability. See "Changes in Specified Death Benefit" on page 32.


(8) This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds. We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

THE SECOND TABLE (AND FOOTNOTES) DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES.

                                PERIODIC CHARGES

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CHARGE                                           WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED (9)
------                                           -----------------------        -------------------

Cost of Insurance Charge                                 Monthly
(per $1,000 Net Amount at
Risk) (10)

   Minimum and Maximum                                                          Minimum: 0.06 per $1,000
   COI Charge:                                                                  Maximum: 83.33 per $1,000

   COI Charge for a 45 year old Male                                            0.38 per $1,000
   Preferred Nonsmoker

Policy Fee                                               Monthly                $15 per month for Policy
                                                                                Years 1-3
                                                                                $7.50 per month thereafter

Administrative Charge                                    Monthly                $0.07 per month per $1,000 of
                                                                                Specified Death Benefit for
                                                                                Policy Years 1-10;

                                                                                $0.01 per month per $1,000 of
                                                                                Specified Death Benefit thereafter

Mortality and Expense Risk Charge (11)                    Daily                 1.00% (on an annual basis) in all
                                                                                years

Policy Loan Interest Rate (12)                          Annually                4%
                                                     (accrues daily)

Tax Charge (13)                                           Daily                 Currently:  None



(9) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 40 for more information about these charges and our current charges.

(10) The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rates that the guaranteed rates shown in your policy. Our current cost of insurance charges also vary depending on the Specified Death Benefit of the Policy. We calculate a separate cost of insurance charge for any increase in the Specified Death Benefit based on the Insured's circumstances at the time of the increase (including age and underwriting risk classification). For more information about the calculation of the cost of insurance charges, see "Cost of Insurance Charge" on page 41.

     See "Cost of Insurance Charge" on page 41 for a description of how the Net Amount at Risk is determined.


     The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.


(11) This is the maximum guaranteed Mortality and Expense Risk Charge. For information regarding our current charges, see "Mortality and Expense Risk Charge" on page 40.


(12) A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through tenth Policy Years and 3% thereafter. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%. (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

(13) We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.


CURRENTLY, WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDER YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE BENEFITS" BEGINNING ON PAGE 33.


                             OPTIONAL RIDER CHARGES

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OPTIONAL BENEFIT                         WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED (14)
----------------                         -----------------------                ---------------

Accelerated Living Benefit Rider (15)                     N/A                                    N/A

Terminal Illness Benefit Rider (15)                       N/A                                    N/A

Scheduled Term Insurance Rider (16)                     Monthly                 Minimum: 0.07 per $1,000
                                                                                Maximum: 83.33 per $1,000
   Minimum and Maximum Cost of
   Insurance Charge (per $1,000 of
   Rider Death Benefit Coverage) (17)

   Cost of Insurance Charge for a 45                                            0.48 per $1,000
   year old Male Preferred Nonsmoker
   (17)

   Monthly Administrative Charge                        Monthly                 $0.07 per $1,000 of the excess of
                                                                                the Target Death Benefit over the
                                                                                Specified Death Benefit for years
                                                                                1-10;

                                                                                $0.01 per $1,000 of the excess of
                                                                                the Target Death Benefit over the
                                                                                Specified Death Benefit thereafter

Waiver of Monthly Deductions                            Monthly                 Minimum: $3.00 per $100 of Monthly
                                                                                Deduction
                                                                                Maximum: $36.00 per $100 of Monthly
                                                                                Deduction

Waiver of Specified Premium                             Monthly                 Minimum: $0.03 per $1 of Monthly
                                                                                Specified Premium
                                                                                Maximum: $0.11 per $1 of Monthly
                                                                                Specified Premium

  Guaranteed Minimum Death Benefit                      Monthly                 $0.005 per $1,000 of the Specified
                                                                                Death Benefit

Other Insured Term Insurance Rider                      Monthly                 Minimum: 0.06 per $1,000
                                                                                Maximum: 83.33 per $1,000
   Minimum and Maximum Cost of
   Insurance Charge (per $1,000 of
   Rider Coverage) (17)

   Cost of Insurance Charge for a 45                                            0.38 per $1,000
   year old Male Preferred
   Nonsmoker(17)


   Monthly Administrative Charge                        Monthly                 $0.07 per $1,000 of
                                                                                Death Benefit (charged only
                                                                                in year 1)

Child Insurance Rider                                   Monthly                 $2.08 per $5,000 of coverage  ($25
                                                                                on an annual basis)



(14) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 40 for more information about these charges and our current charges.


(15) There is no additional cost for these riders, which are added automatically to your Policy (in states where available).

(16) The death benefit coverage under this rider equals the Total Death Benefit minus the Base Death Benefit, but not less than zero.

(17) The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in your policy. Our current cost of insurance charges also vary depending on the rider death benefit.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                             AGAINST THE PORTFOLIOS

                                                                                    MINIMUM             MAXIMUM


Total Annual Portfolio Operating Expenses (18)                                       0.39%               1.50%
(expenses that are deducted from portfolio assets, including management and administrative fees, 12b-1 service fees and other expenses)




(18) The Minimum fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2006 for the portfolios in which the Separate Account invests. The Maximum fees and expenses reflected in this table are expressed as a percentage of average net assets reflect an annualized estimate for the first fiscal year of operations for the JNL/Credit Suisse Long/Short Fund.


The portfolios' expenses are assessed at the portfolio level and are not direct charges against the Investment Division or the Policy Value. These expenses are taken into account in computing each portfolio's per share net asset value, which in turn is used to compute the corresponding Investment Division's Policy Value.

Each Investment Division purchases shares of the corresponding portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year. Each Investment Division invests in Class B shares of the underlying portfolio. For each Investment Division, the fees and expenses of the underlying portfolio shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.


THE FIGURES IN THE FOLLOWING TABLE SHOW EXPENSE RATIOS FOR THE INDIVIDUAL PORTFOLIOS FOR THE YEAR ENDED DECEMBER 31, 2006, EXCEPT WHERE OTHERWISE NOTED.

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         INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES                                                        ACQUIRED      TOTAL
            (as a percentage of average net assets)                                                          FUND FEES     ANNUAL
                                                             MANAGEMENT AND     SERVICE        OTHER       AND EXPENSES  PORTFOLIO
                           FUND NAME                          ADMIN FEE A     (12B-1) FEE    EXPENSES B          C        EXPENSES

------------------------------------------------------------ --------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/AIM Large Cap Growth                                        0.80%            0.00%         0.00%           0.01%        0.81%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/AIM Real Estate                                             0.82%            0.00%         0.00%           0.01%        0.83%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/AIM Small Cap Growth                                        0.95%            0.00%         0.01%           0.00%        0.96%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Credit Suisse Global Natural Resources                      0.85%            0.00%         0.01%           0.00%        0.86%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Credit Suisse Long/Short                                    1.00%            0.00%         0.50% D         0.00%        1.50%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Eagle Core Equity                                           0.73%            0.00%         0.00%           0.01%        0.74%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Eagle SmallCap Equity                                       0.83%            0.00%         0.01%           0.01%        0.85%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/FI Balanced                                                 0.75%            0.00%         0.02%           0.00%        0.77%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/FI Mid-Cap Equity                                           0.80%            0.00%         0.01%           0.01%        0.82%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Franklin Templeton Global Growth                            0.90%            0.00%         0.01%           0.00%        0.91%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Franklin Templeton Income                                   0.90%            0.00%         0.00%           0.00%        0.90%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Franklin Templeton Mutual Shares                            0.85%            0.00%         0.01%           0.00%        0.86%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Franklin Templeton Small Cap Value                          0.95%            0.00%         0.00%           0.03%        0.98%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Goldman Sachs Core Plus Bond                                0.70%            0.00%         0.00%           0.00%        0.70%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Goldman Sachs Mid Cap Value                                 0.84%            0.00%         0.01%           0.01%        0.86%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Goldman Sachs Short Duration Bond                           0.54%            0.00%         0.00%           0.00%        0.54%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/JPMorgan International Equity                               0.83%            0.00%         0.00%           0.00%        0.83%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/JPMorgan International Value                                0.83%            0.00%         0.00%           0.01%        0.84%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/JPMorgan U.S. Government & Quality Bond                     0.58%            0.00%         0.01%           0.00%        0.59%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Lazard Emerging Markets                                     1.15%            0.00%         0.01%           0.02%        1.18%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Lazard Mid Cap Value                                        0.82%            0.00%         0.01%           0.01%        0.84%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Lazard Small Cap Value                                      0.85%            0.00%         0.01%           0.01%        0.87%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management S&P 500 Index                     0.39%            0.00%         0.01%           0.01%        0.41%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management S&P 400 MidCap Index              0.39%            0.00%         0.02%           0.01%        0.42%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management Small Cap Index                   0.39%            0.00%         0.01%           0.01%        0.41%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management International Index               0.45%            0.00%         0.02%           0.01%        0.48%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management Bond Index                        0.40%            0.00%         0.01%           0.00%        0.41%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index      0.59%            0.00%         0.01%           0.01%        0.61%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Oppenheimer Global Growth                                   0.85%            0.00%         0.01%           0.00%        0.86%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/PIMCO Real Return                                           0.60%            0.00%         0.01%           0.00%        0.61%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/PIMCO Total Return Bond                                     0.60%            0.00%         0.00%           0.00%        0.60%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/PPM America High Yield Bond                                 0.57%            0.00%         0.00%           0.00%        0.57%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/PPM America Value Equity                                    0.65%            0.00%         0.00%           0.00%        0.65%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Putnam Equity                                               0.77%            0.00%         0.01%           0.00%        0.78%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Putnam Midcap Growth                                        0.85%            0.00%         0.01%           0.00%        0.86%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Select Balanced                                             0.58%            0.00%         0.01%           0.01%        0.60%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Select Global Growth                                        0.89%            0.00%         0.01%           0.00%        0.90%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Select Large Cap Growth                                     0.79%            0.00%         0.01%           0.00%        0.80%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Select Money Market                                         0.38%            0.00%         0.01%           0.00%        0.39%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Select Value                                                0.64%            0.00%         0.00%           0.01%        0.65%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/T. Rowe Price Established Growth                            0.70%            0.00%         0.00%           0.00%        0.70%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/T. Rowe Price Mid-Cap Growth                                0.81%            0.00%         0.00%           0.00%        0.81%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/T. Rowe Price Value                                         0.75%            0.00%         0.01%           0.00%        0.76%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management 25                                0.44%            0.00%         0.01%           0.00%        0.45%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management Select Small-Cap                  0.44%            0.00%         0.01%           0.00%        0.45%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management JNL 5                             0.43%            0.00%         0.01%           0.00%        0.44%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management VIP                               0.45%            0.00%         0.04%           0.00%        0.49%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management JNL Optimized 5                   0.51%            0.00%         0.04%           0.01%        0.56%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management S&P(R) SMid 60                      0.52%            0.00%         0.02%           0.00%        0.54%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management NYSE(R) International 25            0.57%            0.00%         0.05%           0.00%        0.62%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management Communications Sector             0.52%            0.00%         0.03%           0.00%        0.55%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management Consumer Brands Sector            0.52%            0.00%         0.03%           0.00%        0.55%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management Financial Sector                  0.52%            0.00%         0.03%           0.00%        0.55%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management Healthcare Sector                 0.50%            0.00%         0.03%           0.00%        0.53%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management Oil & Gas Sector                  0.45%            0.00%         0.04%           0.00%        0.49%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------
----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------

JNL/Mellon Capital Management Technology Sector                 0.52%            0.00%         0.03%           0.00%        0.55%

----------------------------------------------------------- ---------------- ------------- --------------- ------------ ------------



A Certain Funds pay Jackson National Asset Management, LLC, the Administrator, an administrative fee for certain services provided to the Fund by the Administrator. The JNL/Credit Suisse Global Natural Resources Fund, the JNL/Credit Suisse Long/Short Fund, the JNL/Franklin Templeton Global Growth Fund, the JNL/Select Global Growth Fund, the JNL/JPMorgan International Equity Fund, the JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Oppenheimer Global Growth Fund and all of the JNL/Mellon Capital Management Funds except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital
     Management Enhanced S&P 500 Stock Index Fund, and the JNL/Mellon Capital Management S&P(R) SMid 60 Fund pay an administrative fee of 0.15%; the JNL/Mellon Capital Management NYSE(R) International 25 Fund pays an administrative fee of 0.20%; and the other Funds pay an administrative fee of 0.10%. The Management and Administrative Fee and the Total Annual
     Portfolio Expenses columns in this table reflect the inclusion of any applicable administrative fee.


B Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees/Managers and of independent legal counsel to the disinterested Trustees/Managers.


C ACQUIRED FUND FEES AND EXPENSES. The expenses shown represent the Funds' pro rata share of fees and expenses of investing in mutual funds, including money market funds used for purposes of investing available cash balances.

D Amount includes the estimated costs associated with the Fund's short sales on equity securities. The percentage shown represents estimates for the Fund's initial year of operations and assumes that the Fund maintains short equity positions of approximately 20% of its net assets. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Dividend expense on short sales is estimated to be 0.37% of the 0.50%. In addition, the Fund will incur fees in connection with the borrowing of securities in order to effect the short sale transactions, which is estimated to be 0.12% of the .50%. The Fund's actual dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.

     S&P NAME. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500," "Standard & Poor's MidCap 400 Index," "Standard & Poor's MidCap 400" and "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson
     National  Life  Insurance  Company  ("Jackson").   The  JNL/Mellon  Capital
     Management Enhanced S&P 500 Stock Index Fund, the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management S&P(R) SMid 60 Fund, the JNL/Mellon Capital Management JNL 5 Fund, and the JNL/Mellon Capital Management VIP Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such fund, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

     "Dow Jones," "Dow Jones Industrial AverageSM," "Dow Jones Select Dividend IndexSM," "DJIASM," "DowSM" and "Dow 10SM " are service marks of Dow Jones & Company, Inc. (Dow Jones) and have been licensed for use for certain purposes  by  Jackson.  Dow Jones has no  relationship  to the  annuity and
     Jackson,  other  than the  licensing  of the Dow Jones  Industrial  Average
     (DJIA) and its service marks for use in connection with the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the
     JNL/Mellon  Capital  Management  Healthcare Sector Fund, and the JNL/Mellon
     Capital Management Technology Sector Fund. Please see Appendix C for additional information. The JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product.

     The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

     THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND
     EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     "The Nasdaq-100(R)," "Nasdaq-100 Index(R)," "Nasdaq Stock Market(R)" and "Nasdaq(R)" are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management VIP Fund or the JNL/Mellon Capital Management JNL Optimized 5 Fund. The JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND."

     Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson. The JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line
     Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management VIP Fund, and the JNL/Mellon Capital Management JNL Optimized 5 Fund. Jackson is not affiliated with any Value Line Company.

     "NYSE(R)" is a registered mark of, and "NYSE International 100 IndexSM" is a service mark of, the New York Stock Exchange, Inc. ("NYSE") and have been licensed for use for certain purposes by Jackson National Asset Management, LLC. The JNL/Mellon Capital Management NYSE(R) International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

     "NYSE International 100 IndexSM" is a service mark of NYSE Group, Inc. NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the "NYSE International 100 IndexSM" (the "Index") and its service marks for use in connection with the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

     NYSE Group, Inc. DOES NOT:

     o Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

     o Recommend that any person invest in the JNL/Mellon Capital Management NYSE(R) International 25 Fund or any other securities.

     o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital Management NYSE(R) International 25 Fund.

     o    Have  any   responsibility   or  liability  for  the   administration,
          management or marketing of the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

     o    Consider  the  needs  of the  JNL/Mellon  Capital  Management  NYSE(R)
          International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE(R) International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.


--------------------------------------------------------------------------------


NYSE GROUP,  INC. AND ITS  AFFILIATES  WILL NOT HAVE ANY LIABILITY IN CONNECTION
WITH  THE  JNL/MELLON  CAPITAL   MANAGEMENT   NYSE(R)   INTERNATIONAL  25  FUND.
SPECIFICALLY,

     o NYSE GROUP, INC. AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AND NYSE GROUP, INC. AND ITS AFFILIATES DISCLAIM ANY WARRANTY
          ABOUT:

     o THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND, THE OWNER OF THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX AND THE DATA INCLUDED IN THE NYSE INTERNATIONAL 100 INDEXSM;

     o    THE ACCURACY OR COMPLETENESS OF THE INDEX AND ITS DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE INDEX AND ITS DATA; o NYSE GROUP, INC. WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE INDEX OR ITS DATA;

     o UNDER NO CIRCUMSTANCES WILL NYSE GROUP, INC. OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NYSE GROUP, INC. KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC AND NYSE GROUP, INC. IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND OR ANY OTHER THIRD PARTIES.


--------------------------------------------------------------------------------


                   PURCHASING A POLICY AND ALLOCATING PREMIUM

APPLYING FOR A POLICY. You may apply to purchase a policy by submitting a written application to us through an authorized sales representative. We will not issue a policy to insure people who are older than age 90. The minimum Specified Death Benefit is $100,000. Before we issue a policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any reason. Your policy may differ from the general description in this prospectus because we need to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the policy, as appropriate.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met. An example of an outstanding requirement is an amendment to your policy that requires your signature. We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner. We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age. Backdating to save age can be advantageous, by reducing the charges under your policy although it also will reduce the units initially allocated to the investment options. You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you. The Policy Date determines Monthly Deduction days, Policy Months and Policy Years. If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day with an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your requested Specified Death Benefit is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application, but only if all conditions within the Temporary Insurance Agreement are met and first Minimum Premium is submitted. Some of the conditions include the following: all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions. This temporary conditional coverage is limited to $500,000 ($25,000 in Kansas) or the Specified Death Benefit applied for, whichever is less.

If we approve your application, we begin to deduct policy charges as of the Policy Date. If we reject your application, we will not issue you a policy. We will return any premium you have paid, adding interest if, as, and at the rate, required in your state. We will not subtract any policy charges from the amount we refund to you.

PREMIUMS. To place your policy in force, you generally must pay an initial premium at least equal to three monthly Minimum Premium payments. As described in "Planned Premium" below, we send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually. You may also pay premiums, including your initial premium through EFT (Electronic Fund Transfers).


You may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in "Federal Tax Considerations" beginning on page 46. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary. We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.


Paying the Minimum Premium during the first three Policy Years can help keep your policy in force. During the first three Policy Years, if your total premium payments (less partial surrenders) exceeds the monthly Minimum Premium amount times the number of months since the Policy Date, we will not take the surrender charge into consideration in determining whether your Policy Value is sufficient to keep your Policy in force. Instead, your Policy will not enter the Grace Period provided that the Net Policy Value is greater than zero. After the first three years or if your total premiums (less partial surrenders) do not at least equal the necessary Minimum Premiums, the Cash Surrender Value (which is reduced by the then current surrender charge) is used for lapse testing. The Minimum Premium is shown on the policy data page of your Policy and varies by age, sex, underwriting classification, Specified Death Benefit, and optional benefits you have selected. We may change the monthly Minimum Premium amount to reflect changes you make to your policy. If so, the new monthly Minimum Payment amount begins to apply when the change becomes effective.

We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.


Premium received 15 days or less in advance of the Policy Anniversary will be considered premium for the next Policy Year for purposes of calculating Sales Charges. There is currently no Sales Charge on premiums in excess of the Target Premium for a given Policy Year. See "Premium Charges" on page 40. As a result, the Sales Charge on a premium that is received 15 day or less in advance of the Policy Anniversary will be higher than if it otherwise would have been treated as premium in excess of the Target Premium. In addition, subject to your consent, if that premium in whole or part would exceed Guideline Premium or the Modified Endowment Contract, we will temporarily hold the entire premium and apply it to your Policy on the next Policy Anniversary. We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you. The premium will be placed in a non-interest bearing account until we apply it to your Policy. If we hold the premium for this reason, it will be deemed paid into your Policy on the next Policy Anniversary for all calculations under the Policy.


PLANNED PREMIUM. In your policy application, you will be asked to establish a schedule of "planned premium" payments by specifying the amount and frequency of such payments. You are not required to pay any planned premium. We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you. We reserve the right to stop sending such notices if no planned premiums are paid within any two Policy Years. You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Payment of planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled. If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force.


Paying planned premiums generally provides greater benefits than paying a lower amount of premium. In addition, you may use the planned premium to help remind you to pay at least the Minimum Premium during the first three Policy Years. Paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Required Monthly Premium Amount necessary to keep the GMDB benefit in force. See "Guaranteed Minimum Death Benefit" on page 17.

PREMIUM LIMITS. Before we accept any premium that would require an increase in the Net Amount at Risk under your policy, you first must provide us with evidence of insurability. Also, the Code imposes limits on the amount of premium that can be contributed under a life insurance contract ("Guideline Premium limits"). If you exceed this limit, your policy would lose its favorable federal income tax treatment under the Code's definition of life insurance. Accordingly, we will not accept any premium that would cause your policy to exceed this limit, unless you increase the Specified Death Benefit (and/or Target Death Benefit) of your policy appropriately. To obtain this increase, you must submit a Written Request and satisfactory evidence of insurability meeting our then current underwriting standards. Otherwise we will accept only the portion of your premium that does not exceed the maximum permitted amount and we will refund the excess. In addition, we will not accept any additional premium from you until we can do so without exceeding the limit set by the Code. See "Federal Tax Considerations" on page 46 for more information. For premium received 15 days or less in advance of the Policy Anniversary, if we have your consent to hold the premium until the next Policy Anniversary, the premium limits will be applied when the premium is applied to your policy on the Policy Anniversary. See "Premiums" on page 16 for more information.

Paying too much premium also could cause your policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contracts" at page 17 for more information.


GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"). The Guaranteed Minimum Death Benefit ("GMDB") feature can enable you to keep your policy's Specified Death Benefit in force for the life of the Insured regardless of changes in the Policy Value. You may choose this optional feature when you apply for your policy. We charge an additional charge for the Rider, as described in the Fee Table on page 7 of this prospectus.

Under this feature, we guarantee that your policy will remain in force, regardless of declines in Policy Value, if you meet the premium requirement under the rider. The premium requirement is met if, on each Monthly Anniversary,
(a) the total premiums paid less Debt exceed (b) the sum of the Required Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier. For policies with Day 1 Loans, "total premiums" include the actual premium received plus the amount of the loan.


If you fail the premium requirement, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium. At the end of that period, if you have not paid the required additional premium, then the GMDB benefit will end. Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Policy Value is sufficient to keep the policy in force. The GMDB does not prevent the policy from entering the Grace Period, but an active GMDB will extend the Specified Death Benefit coverage for the life of the Insured even if the policy would otherwise lapse at the expiration of the Grace Period. For more information about the circumstances in which the policy might lapse, see "Termination and Grace Period" on page 38.


The GMDB does not cover riders, including the Scheduled Term Insurance Rider. If the Net Policy Value is insufficient to pay charges as they come due, only the GMDB and base policy coverage amount is guaranteed to stay in force.

If the Net Policy Value is insufficient to pay the base coverage and the GMDB rider charges as they come due, these charges are waived. Deduction of charges will resume once there is sufficient Net Policy Value.

If you take any partial surrenders, this rider will terminate. Only Death Benefit Option A is available with this rider. Changes to the policy's Death Benefit option are not allowed while this rider is in force.


MODIFIED ENDOWMENT CONTRACTS. In certain circumstances your policy might be deemed a "modified endowment contract," which is a category of life insurance contract defined in the Code. If your policy were to become a modified endowment contract, distributions and loans from the policy would result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Policies Which Are MECs" on page
48. Your policy could be deemed a modified endowment contract if, among other things, you pay too much premium or the Death Benefit is reduced. We monitor the status of your policy and advise you if you need to take action to prevent your policy from being deemed a modified endowment contract. If you pay a premium that would result in this classification, we notify you and allow you to request a refund of the excess premium, or other action, to avoid having your policy being deemed a modified endowment contract. If, however, you do choose to have your policy deemed a modified endowment contract, we do not refund the premium. We will require acknowledgment that the policy will be deemed a modified endowment contract.


Your policy also is deemed a modified endowment contract if you replace a modified endowment contract issued by another insurer with a policy. Payment of additional premium in connection with a replacement also could cause your policy to be deemed a modified endowment contract. For more information, please consult your tax adviser.

ALLOCATION OF PREMIUM. Your Net Premiums are generally allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected. We deduct the Premium Charges from your premium before we allocate the Net Premium.

You must specify your allocation percentages in your application. Percentages must be in whole numbers and the total allocation must equal 100%. The minimum allocation percentage per allocation option is 1%. We allocate any additional premiums according to those percentages until you give us new allocation instructions. You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement. If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy those REQUIREMENTS. We do not credit any interest or earnings on premiums we receive before the Commencement Date.


Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. In most states, the Right to Examine Period is 10 days, but may be longer in some states. See "Right to Examine the Policy" on page 39 for more information about the Right to Return Period. Thus, for example, if the Right to Return Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions, but the rate will not be lower than 3%. Any transfers on the Allocation Date will not count against the annual limit under your policy.


After the Allocation Date, we generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center. If an additional premium would result in an increase in the Death Benefit and thus requires underwriting, we may delay allocation until we have completed underwriting. At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

POLICY VALUE. Your Policy Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account. Your Policy Value may increase or decrease daily to reflect the performance of the Investment
Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of partial surrenders and charges assessed. There is no minimum guaranteed Policy Value.

Valuations for initial premiums and premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in "Allocation of Premiums" above. We make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day. Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

ACCUMULATION UNIT VALUE. We measure your Policy Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy. When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division. The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made. The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions. The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, partial surrender fee, and surrender charge), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made. However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding portfolio and the deduction of certain charges and expenses. We set the value of an Accumulation Unit at $10 when each Investment Division is established. Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

     (1)  Determine the total value of assets in the Investment Division;

     (2) Subtract from that amount the applicable mortality and expense risk charge and the tax charge (if any); and

     (3)  Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the portfolios for a description of how the assets of each portfolio are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Policy Value.


TRANSFER OF POLICY VALUE. You may request a transfer of Policy Value among the Investment Divisions and the Fixed Account in writing or by telephone after the Allocation Date. You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account. You may make one transfer from the Fixed Account to any Investment Division each Policy Year. This amount transferred from the Fixed Account may not exceed the greater of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account. However, transfers under our rebalancing program are not subject to these limits. See "Rebalancing" on page 21.


As a general rule, we only make transfers on Valuation Days. If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day. Otherwise, we make the transfer on the next day that is a Valuation Day. We process transfers at the price next computed after we receive your transfer request.

RESTRICTIONS ON TRANSFERS. The policy is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying portfolio and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying portfolio. Neither the policies nor the underlying portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy. To protect Owners and the underlying portfolios, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

     o    limiting the number of transfers over a period of time;

     o    requiring a minimum time period between each transfer;

     o limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

     o    limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size. We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial surrender to access the Policy Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TRANSFERS AUTHORIZED BY TELEPHONE OR THE INTERNET. You can request certain transactions by telephone or at www.jnl.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jnl.com.

You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction. We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order. Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

DOLLAR COST AVERAGING. Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account. The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually. The minimum initial balance of your allocation option from which transfers will be made is $5,000.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center. Call or write us for a copy of the request form and additional information concerning the program. We may change, terminate, limit, or suspend dollar cost averaging at any time.

REBALANCING. Rebalancing allows you to readjust the percentage of your Policy Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments. Over time, the variations in each Investment Division's investment results will shift the balance of your Policy Value allocations. Under the rebalancing program, we automatically transfer your Policy Value, back to the percentages you specify in accordance with procedures and requirements that we establish. Restrictions on transfers from the Fixed Account will not apply to rebalancing.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center. Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments. Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used. We may change, terminate, limit, or suspend rebalancing at any time.

                              THE SEPARATE ACCOUNT

THE PORTFOLIOS. The Separate Account is divided into Investment Divisions. Each Investment Division invests in shares of one of the portfolios. Each portfolio is a separate investment series of JNL(R) Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act. We briefly describe the portfolios below. You should read the current prospectuses for the portfolios for more detailed and complete information concerning the portfolios, their investment objectives and strategies, and the investment risks associated with the portfolios. If you do not have a prospectus for a portfolio, contact us and we will send you a copy.

Each portfolio holds its assets separate from the assets of the other portfolios and each portfolio has its own distinct investment objective and policies. Each portfolio operates as a separate investment fund and the income, gains, and losses of one portfolio generally have no effect on the investment performance of any other portfolio.

HIGHLIGHTED ARE THE PORTFOLIOS THAT ARE NEWLY AVAILABLE OR RECENTLY UNDERWENT NAME CHANGES, AS MAY BE EXPLAINED IN THE ACCOMPANYING PARENTHETICAL. THE PORTFOLIOS ARE NOT THE SAME MUTUAL FUNDS THAT YOU WOULD BUY THROUGH YOUR STOCKBROKER OR A RETAIL MUTUAL FUND. THE PROSPECTUSES FOR THE PORTFOLIOS ARE ATTACHED TO THIS PROSPECTUS.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
--------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies.

--------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc. and INVESCO Institutional (N.A.), Inc.
     (sub-sub-adviser))

     Seeks high total return by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies.

--------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

     Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies.

--------------------------------------------------------------------------------
JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND
     Jackson National Asset Management, LLC (and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited
     (sub-sub-adviser))

     Seeks long-term growth of capital by investing a minimum of 95% (of the majority of its assets) of its assets in worldwide companies.

--------------------------------------------------------------------------------
JNL/CREDIT SUISSE LONG/SHORT FUND
     Jackson National Asset Management, LLC (and Credit Suisse Asset Management,
     LLC)

     Seeks total return by investing through a quantitative active equity management strategy that allows the portfolio to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks.

--------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)


     Seeks long-term growth through capital appreciation and, secondarily, current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities consisting primarily of common stocks of large U.S. companies.

--------------------------------------------------------------------------------

JNL/EAGLE SMALLCAP EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

     Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion.

--------------------------------------------------------------------------------

JNL/FI BALANCED FUND (FORMERLY, JNL/FMR BALANCED FUND)
     Jackson National Asset Management, LLC (and Pyramis Global Advisors, LLC)


         Seeks income and capital growth, consistent with reasonable risk by investing 60% of its assets in stocks and other securities and the remainder in bonds and other debt securities.

--------------------------------------------------------------------------------

JNL/FI MID-CAP EQUITY FUND (FORMERLY, JNL/FMR MID-CAP EQUITY FUND)
     Jackson National Asset Management, LLC (and Pyramis Global Advisors, LLC)


     Seeks long-term growth of capital by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations.

--------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

     Seeks long-term capital growth by investing primarily in the equity securities of companies located anywhere in the world, including emerging markets (under normal market conditions).

--------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND
     Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

     Seeks  to  maximize   income  while   maintaining   prospects  for  capital
     appreciation by investing in a diversified portfolio of debt and equity securities.

--------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND
     Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

     Seeks capital appreciation, which may occasionally be short-term, and secondarily, income by investing in equity securities of companies in any nation, pursuant to manager discretion. The Fund invests primarily (up to 80%) in mid- and large-cap companies with market capitalization greater than $1.5 billion at the time of investment, but it may invest a significant portion of its assets in small-cap companies as well.

--------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

     Seeks long-term total return by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small-capitalization companies.

--------------------------------------------------------------------------------

JNL/GOLDMAN SACHS CORE PLUS BOND FUND (FORMERLY, JNL/WESTERN ASSET STRATEGIC
     BOND FUND) Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

     Seeks a high level of current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

--------------------------------------------------------------------------------

JNL/GOLDMAN SACHS MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

     Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of investing.

--------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

     Seeks a high level of current income, and secondarily, the potential for capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities.

--------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

     Seeks long-term total growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation.

--------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

     Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

--------------------------------------------------------------------------------

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/WESTERN ASSET U.S. GOVERNMENT & QUALITY BOND FUND)

     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

     Seeks a high level of current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in: (i) U.S. treasury obligations; (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government; and (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government.

--------------------------------------------------------------------------------

JNL/LAZARD EMERGING MARKETS FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

     Seeks long-term capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

--------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)


     Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.


--------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)


     Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued.


--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks to match the performance of the S&P 500(R) Index to provide long-term capital growth by investing in large-capitalization company securities.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks to match the performance of the S&P 400(R) Index to provide long-term
     capital   growth   by   investing   in   equity    securities   of   medium
     capitalization-weighted domestic corporations.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks to match the performance of the Russell 2000(R) Index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks to match the performance of the Morgan Stanley Capital International Europe Australasia Far East Free Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks to match the performance of the Lehman Brothers Aggregate Bond Index to provide a moderate rate of income by investing in domestic fixed-income investments.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

--------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

     Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

--------------------------------------------------------------------------------
JNL/PIMCO REAL RETURN FUND
     Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

     Seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

--------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND
     Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

     Seeks maximum total return, consistent with the preservation of capital and prudent investment management, by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents.

--------------------------------------------------------------------------------

JNL/PPM AMERICA HIGH YIELD BOND FUND (FORMERLY, JNL/WESTERN ASSET HIGH YIELD
     BOND FUND) Jackson National Asset Management, LLC (and PPM America, Inc.)

     Seeks to maximize current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities ("junk bonds") and related investments and may invest in derivative instruments that have economic characteristics similar to the fixed income instruments, and in derivative instruments such as options, futures contracts or swap agreements, including credit default swaps, and may also invest in securities of foreign insurers.

--------------------------------------------------------------------------------

JNL/PPM AMERICA VALUE EQUITY FUND
     Jackson National Asset Management, LLC (and PPM America, Inc.)

     Seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities.

--------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

     Seeks long-term capital growth by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation.

--------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

     Seeks capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) mainly in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

--------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

     Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities, but may also invest up to 15% of its assets in foreign equity and fixed income securities.

--------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

     Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers.

--------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

     Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential.

--------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

     Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

--------------------------------------------------------------------------------
JNL/SELECT VALUE FUND
     Jackson National Asset Management, LLC (and Wellington Management Company,
     LLP)

     Seeks long-term growth of capital by investing at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations. Using a value approach, the Fund seeks to invest in stocks that are undervalued relative to other stocks.

--------------------------------------------------------------------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)


     Seeks long-term growth of capital and increasing dividend income by investing primarily in a portfolio of common stocks of well-established growth companies.


--------------------------------------------------------------------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies which the sub-adviser expects to grow at a faster rate than the average company.

--------------------------------------------------------------------------------
JNL/T. ROWE PRICE VALUE FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

     Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. In taking a value approach to investment selection, at least 65% of its total assets will be invested in common stocks the sub-adviser regards as undervalued.

--------------------------------------------------------------------------------
                              JNL VARIABLE FUND LLC
--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return through capital appreciation.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VIP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies.

--------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT S&P(R) SMID 60 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") and 30 companies in the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600"). The 60 companies are selected each Stock Selection Date. Seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment. The SMid 60 Fund focuses on small and mid-capitalization companies because the Sub-Adviser believes they are more likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks capital appreciation by investing in foreign companies. The 25 companies are selected each Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading around each Stock Selection Date and when cash flow activity occurs in the Fund. The Sub-Adviser may also trade for mergers or acquisitions if the original stock is not the surviving company and for dividend reinvestment.

--------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

     Seeks total return through a combination of capital appreciation and dividend income.

--------------------------------------------------------------------------------

The investment objectives and policies of certain of the portfolios are similar to the investment objectives and policies of other mutual funds that the portfolio's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the portfolios may be higher or lower than the investment results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar portfolios will be comparable even though the portfolios have the same investment sub-advisers. The portfolios described are available only through variable annuity and variable life Contracts issued by Jackson. Shares of the portfolios may also be sold directly to qualified retirement plans. They are NOT offered or made available to the general public directly.

A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing. Additional portfolios and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a portfolio in shares of that portfolio at net asset value. The income and realized and unrealized gains or losses on the assets of each Investment
Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other
Investment Division or from any other part of our business. We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding portfolio and redeem shares in the portfolios to meet policy obligations. The portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same portfolio. Although neither we nor any of the portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each portfolio's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the portfolios held by the Investment Divisions to which you have allocated your Policy Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters. We notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. However, if you assign your policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants. If you send us written voting instructions, we follow your instructions in voting the portfolio shares attributable to your policy. If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners. We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios or to approve or disapprove an investment advisory contract for one or more of the portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the portfolio or would result in the purchase of securities for the portfolio that vary from the general quality and nature of investments and investment techniques utilized by the portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the portfolio shares without obtaining instructions from our Owners and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a portfolio is no longer preferred, we may add or substitute shares of another portfolio or mutual fund for portfolio shares already purchased or to be purchased in the future. Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

     (a)  to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

     (d)  to add,  combine,  or  remove  Investment  Divisions  in the  Separate
          Account;

     (e) to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

     (f) to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

                                THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson's other assets. The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account. Your policy contains a more complete description of the fixed accounts.

THE PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

You may allocate part or all of your premium to the Fixed Account. Under this option, we guarantee the amount allocated (deductions may lower the amount we guarantee) to the Fixed Account and a minimum rate of interest of 3% that will be credited to the amount in the Fixed Account. From time to time and at our sole discretion, we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year. We may declare different rates for amounts that are allocated to the Fixed Account at different times. The rate will be re-set on the Policy Anniversary. All monies in the Fixed Account will be re-set to the same rate on the Policy Anniversary. We determine interest rates in accordance with a variety of factors.

Amounts allocated to the Fixed Account are part of the general account of Jackson. We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request. We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT. While your policy is in force, we will pay the Death Benefit Proceeds upon the death of the Insured. We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies). We will pay the Death Benefit Proceeds in a lump sum or according to one of the optional payment plans, if available.


The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges. The amount of Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Specified Death Benefit (or Target Death Benefit), and in some instances your Policy Value. The Death Benefit Proceeds may be increased, if you have added a rider that provides an additional benefit. Please see "Optional Insurance Benefits" beginning on page 33.


The Death Benefit Proceeds will include any amount which may be payable under the Guaranteed Minimum Death Benefit (if included in your policy), as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive due proof of death from the first beneficiary). We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.


In most cases, when the Death Benefit Proceeds are paid in a lump sum, we will pay the Death Benefit Proceeds by establishing an interest bearing account, called the "Beneficiary Access Account," for the beneficiary, in the amount of the Death Benefit Proceeds. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds. The Beneficiary Access Account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Beneficiary Access Account.


We may in our sole discretion make available payment options to which the beneficiary may apply the Death Benefit Proceeds in order to receive a stream of periodic payments. If your beneficiary chooses an available payment option, we will offer a supplemental agreement setting forth the terms of the payment option. For information concerning the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus. At any time in our sole discretion we may change the selection or the terms of the payment options we then offer (if any) or discontinue offering payment options. Before choosing to apply Death Benefit Proceeds to payment option, your beneficiary should consult a qualified tax adviser.

DEATH BENEFIT OPTIONS. You may choose one of three Death Benefit options. Under each option, if you have added a Scheduled Term Insurance Rider to your policy, the Target Death Benefit rather than the Specified Death Benefit is used in calculating the Death Benefit:

     OPTION A: the Death Benefit is the greater of: (a) the Specified Death Benefit (or Target Death Benefit) of the policy; or (b) the Minimum Death Benefit. Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.

     OPTION B: the Death Benefit is the greater of (a) the Specified Death Benefit (or Target Death Benefit) plus the Policy Value; or (b) the Minimum Death Benefit. Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your policy generally involves a constant Net Amount at Risk.

     OPTION C: the Death Benefit is the greater of: (a) the Specified Death Benefit (or Target Death Benefit) plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit. Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 95 or above. While your policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit (or Target Death Benefit) or the Minimum Death Benefit.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than one with an Option B Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Policy Value. Thus, you may prefer Option A if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits. Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

EXAMPLE OF APPLICABLE CORRIDOR PERCENTAGE. The corridor percentages used in calculating the Minimum Death Benefit are set so as to seek to ensure that the policies qualify as life insurance for federal income tax purposes. Accordingly, the policy provides that under all Death Benefit options, the Death Benefit will at least equal the Minimum Death Benefit. For example, under an Option A policy, an increase in the Policy Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit (or Target Death Benefit), and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit (or Target Death Benefit)).

                                                   A                      B

       Specified Death Benefit                  $200,000              $200,000

       Death Benefit Option                        A                      A

       Insured's Age                               50                    50

       Policy Value                             $115,000               $95,000

       Applicable Corridor Percentage             185%                  185%

       Death Benefit                            $212,750              $200,000

In Example A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Policy Value of $115, 000, multiplied by the corridor percentage of 185%). This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

In Example B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Policy Value of $95,000 multiplied by the corridor percentage of 185%).

CHANGES IN DEATH BENEFIT OPTION. Subject to our consent, after the first Policy Year, you may change the Death Benefit Option once each Policy Year by writing to us at the address given on the first page of this prospectus. If you ask to change from Option A to Option B, we reduce the Specified Death Benefit (and Target Death Benefit, if Scheduled Term Insurance Rider is elected) of your Policy by the amount of the Policy Value. If you ask to change from Option B to Option A, we increase the Specified Death Benefit (and Target Death Benefit) of your policy by the amount of the Policy Value. If you ask to change from Option C to Option A, we increase the Specified Death Benefit (and Target Death Benefit) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero. You may not change from Option C to Option B or from Option A or B to Option C. The change takes effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. We may require evidence of insurability satisfactory to us for a change from Option A to Option B. We do not currently require you to prove insurability for other changes in Death Benefit Option.

You may not change the Death Benefit Option under your policy if afterward the Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit. The Guaranteed Minimum Death Benefit rider is available only with Death Benefit Option A.

CHANGES IN SPECIFIED DEATH BENEFIT. You may request an increase in Specified Death Benefit after the first Policy Year, and a decrease in the Specified Death Benefit after the third Policy Year. You may change the Specified Death Benefit one time per Policy Year. You may request the change by writing to us at the address shown on the first page of this prospectus. You should be aware that a change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy. In addition, approved increases will be subject to an additional surrender charge (based on the amount of the increase, the Insured's Attained Age and underwriting risk classification). The change will take effect on the first Monthly Anniversary after we approve the request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following
Monthly Anniversary. We do not permit a Specified Death Benefit change if the policy is in the Grace Period.


When the Specified Death Benefit of a policy is increased after issue, a new segment of coverage is created to which cost of insurance rates that differ from the original coverage cost of insurance rates are applied. This is done to reflect the additional underwriting and a higher attained age. If you request a decrease in Specified Death Benefit, we first apply it to coverage provided by the most recent segment of Specified Death Benefit then to the next most recent segment successively and finally to the coverage under the original application. The minimum decrease amount is $10,000. We do not permit a decrease in the Specified Death Benefit of your policy if afterward the Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code. If your policy has a Scheduled Term Insurance Rider, any approved decrease will apply first to the Target Death Benefit, and then to the Specified Death Benefit. The existence of these segments necessitates that any decrease be applied in reverse order to the segments. For more information, see "Death Benefit Options" beginning on page 31.


To apply for an increase in the Specified Death Benefit, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. The increased coverage amount may be in a different rate class from your base coverage. We do not permit any increase in Specified Death Benefit after the Insured's 90th birthday. The minimum amount of a Specified Death Benefit increase is $10,000.


You should be aware that an increase in the Specified Death Benefit of your policy affects the cost of insurance charges applicable to your policy. As noted above, we deduct a larger amount of cost insurance charges, because an increase in the Specified Death Benefit also increases the Net Amount at Risk under your policy. We will not approve a request for a Specified Death Benefit increase if the Cash Surrender Value is too small to pay the Monthly Deduction through the end of the Policy Year. As described in "Surrender Charge" on page 42, if you increase the Specified Death Benefit under the policy a new surrender charge will apply. Modifying the policy's Specified Death Benefit may have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 46.


OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your policy to provide additional optional insurance benefits. We may require evidence of insurability before we issue a rider to you. If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction. For more information concerning what optional riders are offered and their operation and costs, please ask your sales representative or contact us at our Service Center. At our sole discretion we may offer riders or stop offering any rider at any time.

Not all of these riders may be available in your state, and the terms of these benefits may differ in some states. We currently offer the following riders for this policy. We add the Accelerated Living Benefit Rider and Terminal Illness Benefit Rider automatically (in states where they are available) and at no cost to you. The Guaranteed Minimum Death Benefit Rider is available only at policy issue.

ACCELERATED LIVING BENEFIT RIDER - The rider waives surrender charges on a partial surrender of up to 25% of the Policy Value if the Insured is diagnosed with one of certain specified conditions. As with all partial surrenders, the Death Benefit is decreased by an amount related to the decrease in the Policy Value. The partial surrender will be taken from the Fixed Account and the Investment Divisions in proportion to their then current value, unless you request otherwise. There is no expiry date.

TERMINAL ILLNESS BENEFIT RIDER - The rider provides an accelerated payment of life insurance proceeds if the Insured is terminally ill, as defined in the rider. You may request an accelerated benefit of between 25% and 100% of the Death Benefit (or $250,000, if less). The amount of the benefit is calculated as the amount requested less the following: a discount for 12 months' interest as specified in the rider, a pro rata portion of any outstanding Debt, an administrative expense charge fee as determined by the Company (not to exceed $100), and any unpaid policy charges. The Death Benefit will be reduced by the dollar amount requested. All other values under the policy will be reduced proportionately. There is no expiry date for the base Insured. This rider terminates upon payment of any benefit under the rider. The expiry date for the rider Insured is at the expiry of the Other Insured Term Insurance Rider.

SCHEDULED TERM INSURANCE RIDER - You may increase your total life insurance coverage by adding this rider to your policy. This rider may be added after the Issue Date and will be effective on the Monthly Anniversary following approval. This rider enables you to adjust your total coverage under the policy to meet your anticipated needs. When you apply for this rider, you select a Target Death Benefit, which is your desired amount of total insurance coverage. The Target Death Benefit may be for the life of the rider or it may be scheduled to change at the beginning of specified Policy Years. The Target Death Benefit may equal the Specified Death Benefit. All changes reflected in the schedule of Target Death Benefits must occur on a Policy Anniversary. The Target Death Benefit cannot be scheduled to be reduced in the first seven Policy Years. The Target Death Benefit can be changed and will be effective the Monthly Anniversary following our approval. The Specified Death Benefit must be at least 20% of the Target Death Benefit. The death benefit coverage under this rider equals the Total Death Benefit minus the Base Death Benefit under the base policy (i.e., determined without considering the rider), but not less than zero. The rider does not provide a fixed amount of term coverage. Rather, the rider coverage adjusts automatically to changes in the base policy Death Benefit so that the sum of the rider coverage and the base policy coverage will equal the Total Death Benefit so long as the rider is in effect. Your Total Death Benefit will depend on which Death Benefit Option you have selected.

     o Under Death Benefit Option A, your Total Death Benefit is the greater of (a) the Target Death Benefit or (b) the Minimum Death Benefit.

     o Under Death Benefit Option B, your Total Death Benefit is the greater of (a) the Target Death Benefit plus the Policy Value or (b) the Minimum Death Benefit.

     o Under Death Benefit Option C, your Total Death Benefit is the greater of (a) the Target Death Benefit plus the greater of (i) total premiums less total partial surrenders (including any applicable charge) or
          (ii) zero or (b) the Minimum Death Benefit.

If your Policy Value increases sufficiently to require that the Base Death Benefit equal the Total Death Benefit, then the benefit under the rider would be zero. However, the rider would remain in effect until you remove it from your policy. Thereafter, if your Policy Value later dropped such that the Base Death Benefit were lower than the Total Death Benefit, your rider would resume providing a benefit.


You may increase your coverage under this rider in accordance with our rules for increasing the Specified Death Benefit of the policy and the rules above. See "Changes in Specified Death Benefit" on page 32. However, we will treat a request to increase the death benefit as a request to increase both the Specified Death Benefit and the Target Death Benefit, unless you specifically request otherwise.

You may decrease your coverage under this rider in accordance with our rules for decreasing the Specified Death Benefit of the policy. See "Changes in Specified Death Benefit" at page 32. Approved reductions will apply first to the rider coverage, then to previously approved increases in the Specified Death Benefit, and then to the original Specified Death Benefit. We may refuse to effect scheduled increases in Target Death Benefit if you cancel a scheduled change or ask for an unscheduled decrease in your Target Death Benefit. Partial surrenders, changes from Death Benefit Option A to Option B, and decreases in your death benefit coverage may reduce the amount of your Target Death Benefit in the same manner as those transactions would reduce your policy's Specified Death Benefit. See "Partial Surrenders" on page 36 and "Changes in Death Benefit Option" on page 32.


We deduct a separate monthly cost of insurance charge for coverage under this rider. The cost of insurance charge will equal the benefit under the rider times the applicable cost of insurance rate as of the applicable Monthly Anniversary. The cost of insurance rate will be determined by us from time to time, based on the Insured's age at issue of the rider, sex and underwriting risk class, and the number of years since the rider was issued. This rider expires at the Insured's Attained Age 100. We also deduct a monthly administrative charge on the excess of the Target Death Benefit over the Specified Death Benefit which will be the same as the monthly administrative charge under the base policy (this is deducted even if the rider benefit is reduced to zero). The total charges you may pay under a policy with this rider may be more or less than you would pay if all of the coverage were provided under the base policy alone. We do not charge a sales charge or surrender charge under this rider. If you increase the Target Death Benefit after the rider is issued, we may require satisfactory evidence of insurability, and we will determine the applicable underwriting risk class and cost of insurance charge separately for the additional coverage.


This rider has no surrender value and does not contribute to the Policy Value. The only benefit payable under this rider is the additional death benefit. Benefits under this rider are not covered by the Guaranteed Minimum Death Benefit Rider ("GMDB"). Accordingly, if the GMDB is in force and the Net Policy Value is insufficient to pay charges as they come due and you do not pay sufficient additional premium (see "Termination and Grace Period" on page 38), this rider will terminate; thereafter, if your policy has a GMDB Rider in effect, only the coverage provided by the base policy will remain in force.


Commissions payable to sales representatives on the sale of policies with a Scheduled Term Insurance Rider are calculated based on the total premium payments made for the base policy and the rider. The commissions will vary depending on the ratio of the death benefit for the base policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases.

WAIVER OF MONTHLY DEDUCTIONS RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Specified Premium Rider. Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability. These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability. The policy may lapse if Debt is greater than the Policy Value less the surrender charge.

WAIVER OF SPECIFIED PREMIUM RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Monthly Deduction Rider. Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.


GUARANTEED MINIMUM DEATH BENEFIT RIDER. See "Guaranteed Minimum Death Benefit" on page 17.


OTHER INSURED TERM INSURANCE RIDER. This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 100 or the Rider Insured's Attained Age 100, subject to the terms of the rider. If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy. For MEC contracts, the charges for the Rider Insured's who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the contract. You should consult a qualified tax adviser for more information. At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance). You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance. Accordingly, you should consult your tax counsel before removing or reducing the rider.

CHILD INSURANCE RIDER. This rider provides for term insurance on the Insured's children. We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider. The rider expires at the Insured's Attained Age 65. Up to 5 units may be purchased. Each unit provides $5,000 of term coverage on each Insured child. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday. We do not require evidence of insurability to exchange the rider.

POLICY LOANS. While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations. Loans have priority over the claims of any assignee or any other person. Any outstanding policy loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you. You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Cash Surrender Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary. For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force. The minimum loan amount is $500.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center. We may, however, postpone payment in the circumstances described below in "Postponement of Payment."

When we make a policy loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing. We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate. In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt. Accordingly, we transfer to the Loan Account an amount of Policy Value equal to the amount by which the Debt exceeds the value of the Loan Account. Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account proportionally based on your selections.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy. Loans accrue interest daily at an annual simple interest rate of 4% during your first through tenth Policy Years, and 3% thereafter. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty. To repay a loan in full, the loan repayment must equal the Debt. If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium. We apply all loan repayments first to the loan principal, and then to the accrued loan interest. We first apply all loan repayments to any standard loans you may have taken. When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise. We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid. We may refuse any loan repayment less than $25. An overpayment of a loan may be treated as either as additional premium or it will be refunded at our election unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Policy Value less the surrender charge of your policy, we notify you and any assignee in writing. To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months. If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value. As explained below in the section entitled "Reinstatement," you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated. If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Policy Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value will not increase as rapidly as it would if you had not taken a policy loan. If the Investment Divisions and/or Fixed Account earn less than that rate, then your Policy Value will be greater than it would have been if you had not taken a policy loan. The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy. Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan. If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Policy Value may be treated as taxable income to you. In addition, you may also incur an additional 10% percent penalty tax. This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59 1/2, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible. Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

SURRENDERS. While your policy is in force, you may surrender your policy. Your policy terminates on the day we receive your Written Request in good order. You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we pay you the Cash Surrender Value determined as of the day we receive your Written Request. The Cash Surrender Value equals the Policy Value, minus the surrender charge minus any Debt. The surrender charge is described in "Surrender Charge" below. Generally, we pay you the Cash Surrender Value of your policy within seven days of our receipt of your Written Request. You may not reinstate the policy once it is surrendered. We have set forth the tax consequences of surrendering the policy in "Federal Tax Considerations" below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments. If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option. For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus. At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income. Accordingly, before following this course of action you should consult a qualified tax adviser.

PARTIAL SURRENDERS. While your policy is in force after the first Policy Year, you may withdraw a portion of your Cash Surrender Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day. We pay you the amount requested and we deduct that amount plus any applicable surrender charge and a $25 partial surrender fee from your Policy Value. The minimum partial surrender amount is $500. We will not permit a partial surrender to reduce the Cash Surrender Value to an amount less than or equal to the equivalent of the next three Monthly Deductions. If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy. Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time. The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

A partial surrender may reduce the Specified Death Benefit (and the Target Death Benefit, if your policy has a Scheduled Term Insurance Rider) under your policy as well as the Policy Value. The effect on the Death Benefit will depend on the Death Benefit Option then in effect.

For policies with Death Benefit Option A:

If your policy does not have a Scheduled term Insurance Rider:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount. Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

EXAMPLE: The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit. The example assumes a corridor percentage of 250% and a total partial surrender amount of $20,000.


                                           Before the Partial Surrender        After the Partial Surrender
         Policy Value                      $84,000                             $64,000
         Specified Death Benefit (A)       $200,000                            $190,000
         Minimum Death Benefit (B)         $210,000 ($84,000 x 250%)           $160,000 ($64,000 x 250%)
         Base Death Benefit                $210,000 (greater of A and B)       $190,000 (greater of A and B)

As shown above, the Policy Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

If your policy has a Scheduled Term Insurance Rider:

     If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit and the Target Death Benefit by the partial surrender amount. If the Minimum Death Benefit is greater than the Specified Death Benefit but less than or equal to the Target Death Benefit, we will reduce the Specified Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender, and we will reduce the Target Death Benefit by the partial surrender amount. If the Minimum Death Benefit is greater than the Specified Death Benefit and the Target Death Benefit, we will reduce the Specified Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender, and we will reduce the Target Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Target Death Benefit immediately before the partial surrender. See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit (Target Death Benefit). However, the Death Benefit Proceeds typically are reduced dollar-for-dollar.

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit and the Target Death Benefit (if any) will not be reduced. Otherwise, the Specified Death Benefit is reduced by the amount that the partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero, and the Target Death Benefit (if any) is reduced by the amount that the partial surrender amount exceeds the greater of (1) total premium minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Target Death Benefit or (3) zero.

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code. If the Scheduled Term Insurance Rider is elected, the death benefit will be re-calculated upon partial surrender.

A partial surrender may give rise to taxable income. Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status. We recommend that you consult your tax adviser before making a partial surrender. The tax consequences of making a partial surrender are discussed in "Federal Tax Considerations."

STATUS OF POLICY AT ATTAINED AGE 100. The policies do not have a maturity date except for policies issued in states that require one. If your policy has a maturity date, your policy will mature when the Insured attains age 100. The maturity date, if applicable, will be specified in your policy. If your policy is in force and the Insured is living on the maturity date, we will pay you the Cash Surrender Value of your policy.

In other states, if your Cash Surrender Value is greater than zero at the Insured's Attained Age 100, your policy will remain in force subject to the following changes:

     (1) We will transfer all of your Policy Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy;

     (2)  We will stop charging the Monthly Deduction;

     (3) The death benefit option will change to Option A, and no further changes in death benefit option will be permitted. If your policy has an in force Scheduled Term Insurance Rider, the Specified Death Benefit under the policy will be changed to equal the Target Death Benefit and coverage under the rider will terminate;

     (4)  No additional premiums will be accepted;

     (5)  Dollar cost averaging and rebalancing, if applicable, terminate;

     (6)  Riders will terminate as provided in the Rider form; and

     (7) Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Cash Surrender Value since loan interest will continue to accrue.

TERMINATION AND GRACE PERIOD. Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

     (a)  you surrender your policy;

     (b)  the Grace Period ends and your policy lapses; or

     (c)  the Insured dies.

Your policy will enter the Grace Period if your Cash Surrender Value on any Monthly Anniversary is $0 or less, unless the Guaranteed Minimum Death Benefit Rider is in effect or the Minimum Premium criteria is satisfied (see below). We will send you and any assignee notice of the amount necessary to keep your policy in force. That amount generally is equal to the next three Monthly Deductions and the applicable Premium Charges or a greater amount if needed to have the Cash Surrender Value positive three months later. If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end.

Minimum Premium criteria: If within the first three Policy Years the actual Premium received minus any partial surrender amounts (less related charges) is greater than the sum of the monthly Minimum Premiums between the Policy Date and the Monthly Anniversary, the Policy will not enter the Grace Period if the Net Policy Value is greater than zero.

The policy will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 100 when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 100 plus the applicable sales and tax charges. The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins. All allocations are transferred to the Fixed Account.

REINSTATEMENT. If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center. We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy. The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable sales and tax charges. Policy loans will not be restored on reinstatement.

The Policy Value on the reinstatement date will equal the Policy Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges. The Policy Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions. The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse. The surrender charge in effect upon reinstatement will be the surrender charge that existed on the date of lapse. The Sales Charge, Policy Fee, Cost of Insurance charge, Administrative charge and Mortality & Expense Risk charge will be reinstated at the duration in effect when the policy lapsed. The Cost of Insurance charge will be reinstated at the duration in effect on the reinstatement date.

RIGHT TO EXAMINE THE POLICY. In most states, you may cancel your policy by returning it to us within ten days after you receive it. In certain states, however, the Right to Examine Period may be longer. If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans. In some states, however, we will return the Policy Value plus fees and charges. We will pay the refund within seven days of receiving your request and the policy. No surrender charge is imposed upon return of a policy within the Right to Examine Period. Also in some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your right to examine the policy rights will depend on the laws of the state in which you purchased the policy.

POSTPONEMENT OF PAYMENT. We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear. We ordinarily pay any amount attributable to your Policy Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

     (1) The New York Stock Exchange is closed (other than customary weekend and holiday closings).

     (2)  Trading on the New York Stock Exchange is restricted.

     (3) An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

     (4) The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months. We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                             CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Policy Value generally. Additional charges and expenses are paid out of the portfolios' assets, as described in the prospectuses of the portfolios.

PREMIUM CHARGES. Before we allocate a premium to the Policy Value, we subtract the Premium Charges. The three Premium Charges are: the sales charge, the premium tax charge, and the federal (DAC) tax charge. Premium received as the result of a Section 1035 exchange is subject to the Premium Charges. In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.


SALES CHARGE. The sales charge may never exceed 6% of all premium paid. This charge is intended to help us pay for actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses. The current sales charge is 6% for years 1-5 and 4% for years 6+ (up to the Target Premium). There is currently no Sales Charge on premiums in excess of the Target Premium for a given Policy Year. Premium received 15 days or less in advance of the Policy Anniversary will be considered premium for the next Policy Year for purposes of calculating Sales Charges. This will result in the payment of a higher Sales Charge if the premium would otherwise have been in excess of the Target Premium for the Policy Year in which it was received. See "Premiums" on page 16 for more information.


STATE AND LOCAL PREMIUM TAX CHARGE. Unless prohibited by state law, the premium tax charge is 2.5% of each premium in all years. It is intended to help us pay state and local premium taxes.

The premium tax charge represents an approximate average of the premium taxes we expect to pay. Unless prohibited by state law, we do not vary the premium tax charge to reflect difference in individual states' tax rates, or the absence of premium tax in certain states. Accordingly, this charge may be higher or lower than the premium tax rate in your state. We may impose the premium tax charge in states that do not have a premium tax. State premium tax rates currently range from 0 to 4%. For policies issued in North Carolina, the premium tax charge will equal that state's premium tax rate, currently 1.9%. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

FEDERAL (DAC) TAX CHARGE. The federal (DAC) tax charge is 1.5% of each premium in all years. It is intended to help us pay the cost of certain Federal taxes and other expenses related to the receipt of premiums.

MORTALITY AND EXPENSE RISK CHARGE. On each Valuation Day, we deduct from the Investment Divisions the mortality and expense risk charge. This charge is reflected in the value of Accumulation Units of each Investment Division.

The mortality and expense risk charge compensates Jackson for the mortality and expense risks it assumes in connection with the policies. The mortality risk includes the risk that the cost of insurance charge will be insufficient to meet the claims and risks under the Minimum Death Benefit. We also assume a risk that on the Monthly Anniversary preceding the death of an Insured the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk is the risk that actual expenses incurred in issuing and administering the policies will exceed those expected to be incurred. The mortality and expense risk charge will never exceed 1.00% on an annual basis. The current mortality & expense risk charge is 0.90% annually in years 1-10, 0.25% annually in years 11-20 and 0% in years 21+.

MONTHLY DEDUCTION. As of the Commencement Date and each Monthly Anniversary, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the policy. If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day. If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

     (1)  the cost of insurance charge for your policy;

     (2)  the monthly policy fee;

     (3)  the monthly administrative charge; and

     (4)  the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction. If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

COST OF INSURANCE CHARGE. The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division. If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy. The cost of insurance charge is calculated based on the Net Amount at Risk. The Net Amount at Risk for the death benefit options is as follows:

Option A - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Policy Value.

Option B - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Policy Value.

Option C - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, and substandard rating. Thus, the rates differ from year to year. The cost of insurance charge covers our anticipated costs for standard and substandard ratings. The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Policy Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions. Under policies with an Option A or Option C death benefit, increases in Policy Value generally decrease the Net Amount at Risk; conversely, decreases in the Policy Value increase the Net Amount at Risk. Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month. Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Policy Value. Accordingly, under Option B a change in Policy Value generally does not affect your monthly cost of insurance charge. Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Policy Value will affect the Net Amount at Risk, because your death benefit will equal the Policy Value times a specified percentage. In that circumstance, increases in Policy Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent increase. The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and health status, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit or Target Death Benefit of $1,000,000 or above. If an increase (or decrease) in the Specified Death Benefit or Target Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

MONTHLY POLICY FEE. We start deducting this fee as of the Commencement Date. If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the
Commencement Date. Each month we deduct a monthly policy fee. It is $15 per month for the first three Policy Years and $7.50 per month thereafter. The monthly policy fee compensates Jackson for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

MONTHLY ADMINISTRATIVE CHARGE. We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date. The monthly administrative charge is $0.07 per month per $1,000 of Specified Death Benefit up to $2 million in Policy Years 1-10 and $0.01 per month per $1,000 (up to $2 million) thereafter. The administrative charge compensates us for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account. We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees. In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

SURRENDER CHARGE. If you surrender your policy or take a partial surrender, we may subtract a surrender charge from the proceeds. The surrender charge on a total surrender equals the amount shown in the surrender charge table in your policy, plus any additional surrender charge due to increases in the Specified Death Benefit of your policy. The amount of the surrender charge decreases over time.

INITIAL SURRENDER CHARGE. When we issue your policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Specified Death Benefit of your policy by a rate per thousand dollars of Specified Death Benefit. The applicable rate depends on the Insured's age at issue, sex and rate class. For example, if the Insured is age 45 when your policy is issued, the applicable rates per thousand are as follows:

             Male, Preferred, Nonsmoker           $15.88

             Female, Preferred Nonsmoker          $12.73

Accordingly, if the Insured were a male standard class age 45 and the policy's Specified Death Benefit were $100,000, the surrender charge initially would be $1,588. The rates for each category are greater or lesser according to the age of the Insured when your policy is issued.

The surrender charge decreases each year over a period of 9 years from issue. If you surrender your policy after 9 Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Specified Death Benefit of your policy, as explained above.) The following table shows the 9-year surrender charge schedule for a male standard class age 45:

               POLICY YEAR         SURRENDER CHARGE PER $1,000
                    1                        $15.88
                    2                        $14.12
                    3                        $12.35
                    4                        $10.59
                    5                        $ 8.82
                    6                        $ 7.06
                    7                        $ 5.29
                    8                        $ 3.53
                    9                        $ 1.76
                   10+                         $0

Thus, in the example given above, if the policy were surrendered during the 7th Policy Year, the surrender charge would equal $529. The surrender charge decreases over the nine-year period by varying rates depending upon the issue age, sex and underwriting classification of the Insured.

SURRENDER CHARGE ON CHANGES IN SPECIFIED DEATH BENEFIT. If you increase the Specified Death Benefit of your policy, we will impose an additional surrender charge. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and rating class at the time of the increase, rather than at the time your policy was issued. Surrender charges will not be assessed to reduction in Specified Death Benefit.

The surrender charge on an increase also decreases over a 9-year period, starting from the effective date of the increase. If you surrender your policy or make a partial surrender, we separately calculate the surrender charge applicable to the Specified Death Benefit amount and each increase and add those amounts to determine the total surrender charge. If you decrease the Specified Death Benefit the applicable surrender charge remains the same. We include in your policy a table showing the surrender charge rates for each duration applicable to the policy. For additional information concerning the rates applicable to you, please consult your sales representative.

SURRENDER CHARGE ON PARTIAL SURRENDERS. If you take a partial surrender, we will deduct a portion of the then current surrender charge and the partial surrender fee from your partial surrender proceeds. The formula used to calculate the surrender charge on a partial surrender is as follows:

         PW - $25       x ASC
         --------
         PV - $25

         Where:

              PW    =    the total amount withdrawn, prior to any deductions;
              PV    =    the Policy Value prior to the partial surrender;
              $25   =    the partial surrender fee; and
              ASC   =    the then current surrender charge on a total surrender,
                         minus all surrender charges imposed on prior partial surrenders

                                      * * *

The sales charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the policies over the life of the policies. However, the sales charge and surrender charge paid with respect to a particular policy may be higher or lower than the distribution expenses we incurred in connection with that policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the policies.

TRANSFER CHARGE. You may make 15 transfers free of charge in any Policy Year. The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge. We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

ILLUSTRATION CHARGE. At your request, we will provide you with one personalized illustration free of charge each Policy Year. We may charge a fee of up to $25 (to be paid in cash) for any additional illustration you may request.

RE-UNDERWRITING CHARGE. If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.


RIDER CHARGES. If your policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the Fee Table on page 7. For a description of the optional riders see "Optional Insurance Benefits" beginning on page 33.


ADDITIONAL POLICY CHARGES. We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

PORTFOLIO EXPENSES. You indirectly bear the charges and expenses of the portfolios whose shares are held by the Investment Divisions to which you allocate your Policy Value. The Separate Account purchases shares of the portfolios at net asset value. Each portfolio's net asset value reflects management fees and other operating expenses already deducted from the portfolio's assets. For a summary of historical expenses of the portfolios, see the table called "Portfolio Expenses" above. For more information concerning the management fees and other charges against the portfolios, see the prospectuses and the statements of additional information for the portfolios, which are available upon request.

We may receive compensation from the investment advisers or administrators of the portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from portfolio to portfolio.

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS. Where permitted by state insurance laws, policies may be purchased under group or sponsored arrangements. We may reduce or waive the charges and deductions described above for policies issued under these arrangements. Among other things, we may waive surrender charges for employees, officers, directors, sales representatives, and their immediate family members. We will reduce these charges and deductions in accordance with our rules in effect when we approve the application. To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants, and anticipated premium from the group. Generally, the sales contacts and effort, administrative costs, and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased, and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements. From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory.

                            GENERAL POLICY PROVISIONS

STATEMENTS TO OWNERS. Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report. We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions. In addition, we will send you the financial statements of the portfolios and other reports as specified in the 1940 Act. Please give us 30 days written notice of any address change. Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Service Center for more information.

LIMIT ON RIGHT TO CONTEST. We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium. A reinstated or modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications. In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application.

In issuing a policy, we rely on your application. Your statements in that application, in the absence of fraud, are considered representations and not warranties. We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.


SUICIDE. If an Insured commits suicide while sane or insane within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt. Any increase in coverage will also have a two-year suicide period relating specifically to the increase in coverage. If an Insured commits suicide while sane or insane within two years of the effective date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase. The applicable suicide exclusion period may be longer or shorter in certain states.


MISSTATEMENT AS TO AGE AND SEX. If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex. If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

BENEFICIARY. You name the beneficiary(ies) in the application. You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named. We will provide a form to be signed and filed with us. Your request for a change in beneficiary will take effect when we record the change. Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise. The interest of any beneficiary who dies before the Insured(s) ends at his or her death. If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise. If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

ASSIGNMENT. You may assign your policy while it is in force. You must notify us of an assignment in writing. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the beneficiary may be affected by an assignment. An assignment may result in taxable income and a 10% penalty tax. You should consult your tax adviser before assigning your policy.

CREDITORS' CLAIMS. To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

DIVIDENDS. We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson.

NOTICE AND ELECTIONS. To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center. Certain exceptions may apply. Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

MODIFICATION. We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance. We also reserve the right to change our administrative procedures consistent with the policy.

CONVERSION. After the 20th Policy Anniversary, you may convert the policy to reduced paid-up insurance, so long as your Net Policy Value is at least $3,000, and if you do not want to pay any additional premium. With reduced paid-up insurance, the policy's Death Benefit becomes your Net Policy Value divided by the net single premium. The net single premium is calculated using the minimum interest rate of the Fixed Account and the guaranteed COI charge, which varies by sex and age of the Insured. Reduced paid-up insurance has a policy value based on the minimum interest rate of the Fixed Account and the COI charges under the Commissioner's 1980 Standard Ordinary Age Nearest Birthday Mortality Table, male or female. Partial surrenders will reduce the policy value and Death Benefit. No loans will be allowed under this option.

                           FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance Policies in general and is NOT intended as tax advice. You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the policy. You bear the complete risk that the policy may not be treated as a "life insurance contract" under federal income tax laws. We also have not considered any applicable state or other federal tax laws. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

TAXATION OF JACKSON AND THE SEPARATE ACCOUNT. Jackson is taxed as a life insurance company under Part I of Subchapter L of the Code. The operations of the Separate Account are taxed as part of the operations of Jackson. Investment income and realized capital gains are not taxed to the extent that they are applied under the policy. Accordingly, we do not anticipate that Jackson will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premium under the policy). Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account. However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account. At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account. If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions. If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.


JACKSON  TAXATION.  We will pay company  income  taxes on the taxable  corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called "Federal (DAC) Tax Charge" under variable life insurance policies, but the "Federal (DAC) Tax Charge" merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)


In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called "Federal (DAC) tax charge" under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

TAX STATUS OF THE POLICY. The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the insurance amount at risk. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit Option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences. In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance. If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance. We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service ("IRS").

DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code requires the investments held under the policy to be "adequately diversified" in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes. We intend that each Investment Division and each portfolio underlying an Investment Division will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested. If the investments held under the policy were not "adequately diversified," you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

OWNER CONTROL.  In a Revenue Ruling issued in 2003, the Internal Revenue Service
(IRS) considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects. The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas our policy offers 56 Investment Divisions and at least one Fixed Account. The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances. Jackson does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson will be considered the owner, for federal income tax purposes, of the separate account assets.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code. Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, any increase in your Policy Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies. See the following section entitled "Distributions" for a discussion of the taxability of such payments.

DISTRIBUTIONS. If you make a full withdrawal under your policy or charges for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured) are deducted, the amount withdrawn will be includable in your income to the extent the amount received exceeds the "investment in the contract." The "investment in the contract" generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be distributed) from the policy constitute income depends, in part, upon whether the policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a "seven-pay" test as a modified endowment contract. A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test. Also, if a decrease in the Death Benefit occurs within seven years of a "material change," we will retest your policy for compliance as of the date of the "material change." Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex. Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

TAX TREATMENT OF PARTIAL SURRENDERS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If your policy is a MEC, partial surrenders from your Policy will be treated first as withdrawals of income and then as a recovery of premium. Thus, you may realize taxable income upon a withdrawal if the Policy Value exceeds the investment in the Policy. You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes. Charges for riders may be treated as withdrawal under these provisions. In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Policy Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

PENALTY TAX. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code. These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

AGGREGATION OF POLICIES. All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS GENERALLY. If your policy is not a MEC, the amount of any withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy. Thus, only the portion of a withdrawal that exceeds the investment in the policy immediately before the withdrawal will be includable in gross income.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. As indicated above, the Code limits the amount of premium that may be made and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

TAX TREATMENT OF LOANS. If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Policy Value. As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force. If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

TREATMENT BEYOND ATTAINED AGE 94. As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 100, no additional premiums will be accepted and no additional monthly charges will be incurred. Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 95, and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 95. In that event, you would realize taxable income at that time in an amount equal to the Policy Value less the investment in the contract (generally premiums reduced by amounts previously received under the contract that were excludable from income), even if the Death Benefit Proceeds are not distributed at that time. You should consult a qualified tax professional as an Insured approaches Attained Age 95.

ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance. We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

TAX ADVICE. This summary is not a complete discussion of the tax treatment of the policy. You should seek tax advice from an attorney who specializes in tax issues.

                 DESCRIPTION OF JACKSON AND THE SEPARATE ACCOUNT

JACKSON NATIONAL LIFE INSURANCE COMPANY. Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing Michigan 48951. Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson is ultimately a wholly owned subsidiary of Prudential plc in London, England.

THE SEPARATE ACCOUNT. The Separate Account was established in 1997 as a segregated asset account of Jackson. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the policies are general corporate obligations of Jackson.

The Separate Account is divided into Investment Divisions. The assets of each Investment Division are invested in the shares of one of the portfolios. We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the portfolios. Values allocated to the Separate Account will rise and fall with the values of shares of the portfolios and are also reduced by policy charges. In the future, we may use the Separate Account to fund other variable life insurance policies. We will account separately for each type of variable life insurance policy funded by the Separate Account.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS. We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the portfolios.

STATE REGULATION OF JACKSON. We are subject to the laws of Michigan and regulated by the Michigan Department of Insurance. We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end. We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

                            DISTRIBUTION OF POLICIES


Jackson National Life Distributors LLC ("JNLD"), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the policies. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.


Commissions  are paid to  registered  representatives  who  sell  the  policies.
Information  on  commissions  can  be  found  in  the  Statement  of  Additional
Information. Where lower commissions are paid, we may also pay trail commissions. We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's mortality and expense risk charge and other charges.


Under certain circumstances, JNLD out of its own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support. They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products. They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct. While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments. Overrides are payments that are designed as consideration for product placement, assets under management and sales volume. Overrides are generally based on a fixed percentage of product sales. Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars. Examples of such payments include, but are not limited to, reimbursements for representative training or "due diligence" meetings (including travel and lodging expenses), client prospecting seminars, and business development and educational enhancement items. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.
Subject to NASD rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2006 from the Distributor in relation to the sale of our variable insurance products:

        A. G. Edwards & Sons, Inc.
        American General Securities
        Centaurus Financial
        Commonwealth Financial Group, Inc.
        ING Financial Partners Inc.
        Independent Financial Marketing Group
        Investment Centers of America, Inc.
        Inter Securities Inc.
        Invest Financial Corp.
        Jefferson Pilot Securities Corp
        Linsco/Private Ledger Corp.
        Mutual Service Corporation
        National Planning Corporation
        Prime Capital Services, Inc.
        Raymond James & Associates, Inc.
        Securities America, Inc.
        SII Investments, Inc.
        Thrivent Financial for Lutherans
        Wachovia Securities, LLC
        Woodbury Financial Services Inc.

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2006 from the Distributor in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.


Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

     o    National Planning Corporation,

     o    SII Investments, Inc.,

     o    IFC Holdings, Inc. d/b/a Invest Financial Corporation,

     o    Investment Centers of America, Inc., and

     o    Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. The fees range between 0.30% and 0.45% depending on these factors. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.


All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.


                                LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. Jackson is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation. The market conduct litigation currently pending against Jackson asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from Jackson during periods ranging from 1981 to present. Jackson has retained national and local counsel experienced in the handling of such litigation. To date, such litigation has either been resolved by Jackson on a non-material basis or is being vigorously defended. Jackson accrues for legal contingencies once the contingency is deemed to be probable and estimable. Please see the Jackson National Life Insurance Company and Subsidiaries Consolidated Financial Statements for the year ending December 31, 2006, for information concerning such amounts that have been accrued. At this time, it is not feasible to make a meaningful estimate of the amount or range of any additional losses that could result from an unfavorable outcome in such actions.


                              FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and Jackson in the Statement of Additional Information. The financial statements of Jackson that are included should be considered only as bearing upon Jackson's ability to meet its contractual obligations under the policies. Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

                                 PRIVACY POLICY

COLLECTION OF NONPUBLIC PERSONAL INFORMATION. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

     o    Information we receive from you on applications or other forms;

     o    Information about your transactions with us;

     o    Information we receive from a consumer reporting agency;

     o Information we obtain from others in the process of verifying information you provide us; and

     o Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

DISCLOSURE OF CURRENT AND FORMER CUSTOMER NONPUBLIC PERSONAL INFORMATION. We WILL NOT DISCLOSE our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, EXCEPT AS PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW, WE MAY DISCLOSE to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request. WE DO NOT SELL INFORMATION TO EITHER AFFILIATED OR NON-AFFILIATED PARTIES.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Owner communications. Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested. These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

SECURITY TO PROTECT THE CONFIDENTIALITY OF NONPUBLIC PERSONAL INFORMATION. We HAVE SECURITY PRACTICES AND PROCEDURES in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We RESTRICT ACCESS to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS that comply with federal and state regulations to guard your nonpublic personal information.

                                GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this section.

1940 ACT - Investment Company Act of 1940, as amended.

ACCUMULATION UNIT - An accounting unit of measurement that we use to calculate the value in an Investment Division.

ALLOCATION DATE - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner). The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

ATTAINED AGE - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

BASE DEATH BENEFIT - The greater of the death benefit for the base coverage (as defined by the Specified Death Benefit and Death Benefit option) or the Minimum Death Benefit.

CASH SURRENDER VALUE - The Policy Value minus any applicable surrender charge, minus any Debt.

CODE - Internal Revenue Code of 1986, as amended.

COMMENCEMENT DATE - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

DAY 1 LOANS - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

DEATH BENEFIT - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the death benefit option and the Specified Death Benefit (or the Target Death Benefit if the Scheduled Term Insurance Rider is elected) you have chosen. If the Scheduled Term Insurance Rider is not elected, the Death Benefit equals the Base Death Benefit. If the Scheduled Term Insurance Rider is elected, the Death Benefit equals the Total Death Benefit.

DEATH BENEFIT PROCEEDS - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured. This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

DEBT - The sum of all unpaid policy loans and accrued interest.

EARNINGS - Your Policy Value reduced by total premiums paid.

FIXED ACCOUNT - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%. Assets allocated to the Fixed Account are part of our general account.

GRACE PERIOD - A 61-day period during which we will keep your policy in force even though the Policy Value is insufficient to keep your policy in force. We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

GUIDELINE PREMIUM - The maximum amount of premium you can contribute to your policy under the Code.

INSURED - The person whose life is insured under the policy.

INVESTMENT DIVISION - Separate and distinct divisions of the Separate Account that invest in a single underlying mutual fund. The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

ISSUE DATE - The date Jackson issued your policy and from which we measure contestability periods. It may be later than the Policy Date.

LOAN ACCOUNT - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

MINIMUM DEATH BENEFIT - Your Policy Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

MINIMUM PREMIUM - The minimum premium amount that must be paid during the first three Policy Years in order for the Net Policy Value (rather than the Cash Surrender Value) to be used to determine whether your Policy Value is sufficient to keep your policy in force.

MONTHLY ANNIVERSARY - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

MONTHLY DEDUCTION - The amount deducted from your Policy Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit. If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day with an effective date equal to the Monthly Anniversary date.

NET AMOUNT AT RISK - The net amount at risk is the amount on which cost of insurance charges are based.

NET POLICY VALUE - The Policy Value minus Debt.

NET PREMIUM - The premium less the Premium Charges.

OWNER - The person(s) having the privileges of ownership defined in the policy. The Owner(s) may or may not be the same person(s) as the Insured(s). If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY ANNIVERSARY - An annual anniversary of the Policy Date.

POLICY DATE - The effective date of insurance coverage under your policy. It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

POLICY VALUE - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.

POLICY YEAR - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

PREMIUM  CHARGES - The sales  charge,  the premium  tax charge,  and the federal
(DAC) tax charge.

REQUIRED MONTHLY PREMIUM AMOUNT - The amount specified as such in your policy, if your policy includes the Guaranteed Minimum Death Benefit Rider. The Required Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the Guaranteed Minimum Death Benefit Rider.

RIGHT TO EXAMINE PERIOD - The minimum period of time during which you can cancel your policy, generally ten days from the date your received your policy.

SEPARATE ACCOUNT - Jackson National Life Separate Account IV, the segregated asset account of Jackson that funds the policies.

SERVICE  CENTER - Jackson  Service  Center,  P.O. Box 30502,  Lansing,  Michigan
48909-8002,  1-800-766-4683  or IMG Service  Center,  P.O.  Box 30386,  Lansing,
Michigan 48909-7886, 1-800-777-7779. You can send express mail to the Jackson Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

SPECIFIED DEATH BENEFIT - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

TARGET DEATH BENEFIT - The death benefit specified in the Scheduled Term Insurance Rider, adjusted for any changes in accordance with the terms of your policy.

TARGET PREMIUM - The premium amount used to determine the initial portion of the sales charge and sales compensation. This amount is set by the Company and varies by age, sex, Specified Death Benefit amount and underwriting classification.

TOTAL DEATH BENEFIT - The greater of the death benefit for (a) the base and Scheduled Term Insurance Rider coverage (as defined by the Target Death Benefit and Death Benefit option) or (b) the Minimum Death Benefit.

WRITTEN REQUEST - A request in writing received by us at our Service Center that meets our requirements for completeness. A complete Written Request is said to be in good order.

VALUATION DAY - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Investment Divisions. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

                                   APPENDIX A

Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A


The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances. All examples assume a total partial surrender amount of $20,000 and a corridor percentage of 250%. See "Partial Surrenders" on page 36 for more information.


EXAMPLE 1. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where neither the Base Death Benefit nor the Total Death Benefit is in the corridor.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $40,000                               $20,000
Specified Death Benefit (A)          $200,000                              $180,000
Target Death Benefit (B)             $250,000                              $230,00
Minimum Death Benefit (C)            $100,000 ($40,000 x 250%)             $50,000 ($20,000 x 250%)
Base Death Benefit                   $200,000 (greater of A and C)         $180,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, both the Specified Death Benefit and the Target Death Benefit are reduced by $20,000, the total partial surrender amount. The amount of Scheduled Term Insurance Rider coverage is unchanged at $50,000, the difference between the Total Death Benefit and the Base Death Benefit (the "STR Coverage").

EXAMPLE 2. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Base Death Benefit (but not the Total Death Benefit) is in the corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $84,000                               $64,000
Specified Death Benefit (A)          $200,000                              $190,000
Target Death Benefit (B)             $250,000                              $230,000
Minimum Death Benefit (C)            $210,000 ($84,000 x 250%)             $160,000 ($64,000 x 250%)
Base Death Benefit                   $210,000 (greater of A and C)         $190,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender, while the Target Death Benefit is reduced by the total partial surrender amount. The STR Coverage is unchanged as a result of the total partial surrender.

Example 3. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Base Death Benefit (but not the Total Death Benefit) is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $90,000                               $70,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $230,000
Minimum Death Benefit (C)            $225,000 ($90,000 x 250%)             $175,000 ($70,000 x 250%)
Base Death Benefit                   $225,000 (greater of A and C)         $200,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, the Specified Death Benefit is unchanged, while the Target Death Benefit is reduced by $20,000, the total partial surrender amount. The STR Coverage adjusts from $25,000 to $30,000 as a result of the total partial surrender.

Example 4. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where both the Base Death Benefit and the Total Death Benefit are in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit but greater than the difference between the Minimum Death Benefit and the Target Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $104,000                              $84,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $240,000
Minimum Death Benefit (C)            $260,000 ($104,000 x 250%)            $210,000 ($84,000 x 250%)
Base Death Benefit                   $260,000 (greater of A and C)         $210,000 (greater of A and C)
Total Death Benefit                  $260,000 (greater of B and C)         $240,000 (greater of B and C)

As shown above, the Specified Death Benefit is unchanged, while the Target Death Benefit is reduced by $20,000, the amount by which the total partial surrender amount exceeds the difference between the Minimum Death Benefit and the Target Death Benefit. The STR Coverage adjusts from $0 to $30,000 as a result of the total partial surrender.

Example 5. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where both the Base Death Benefit and the Total Death Benefit are in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit and also less than the difference between the Minimum Death Benefit and the Target Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $110,000                              $90,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $250,000
Minimum Death Benefit (C)            $275,000 ($110,000 x 250%)            $225,000 ($90,000 x 250%)
Base Death Benefit                   $275,000 (greater of A and C)         $225,000 (greater of A and C)
Total Death Benefit                  $275,000 (greater of B and C)         $250,000 (greater of B and C)

As shown above, both the Specified Death Benefit and the Target Death Benefit are unchanged. The STR Coverage adjusts from $0 to $25,000 as a result of the total partial surrender.

                                   APPENDIX B

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 2006 from the Distributor in relation to the sale of our variable insurance products.

1st Discount Brokerage                   Capital Investment Group
1st Global Capital Corporation           Capital Management Partners
1st Worldwide Financials Partners        Capital Strategies Financial
Advanced Planning Securities             Capwest Securities
Advest, Inc.                             Carillon Investments
AG Edwards                               Centaurus Financial
AIG Financial Advisors                   Century Securities
Allegiance Capital                       CFD Investments Inc.
American General Securities              Chevy Chase
American Investors                       Colby & White
American Portfolios Financial            Colonial Brokerage
Ameritas Investment Corporation          Commonwealth Financial Network
Anderson & Strudwick                     Compass Wealth Management
Associated Securities Corporation        Consumer Concepts Investment
B C Ziegler and Company                  Countrywide Investment Services
Baird & Company Inc.                     Crown Capital Securities
Bancwest Investment Services             CUE Financial Group Inc.
Barber Financial Group                   Cullums & Burks Securities
BB Graham & Co Inc.                      CUSO Financial
BB&T Investments Services Inc.           D A Davidson
BCG Securities                           David Noyes & Co
Bentley Lawrence Securities              Delta Equity Services
Berthel Fisher Co                        E Planning Securities
BI Investments                           Eagle Financial Group
Blue Vase                                Eltekon
Brecek & Young Advisors Inc.             Ensemble Financial Services
Brookstone Securities                    Equitas America
Brookstreet Securities Corp              Equity Leadership Securities
Bueter & Company Inc.                    Ernharth Group
BYN Investment Center                    ESI Financial
Cadaret Grant and Company                Feliciano Financial Group
Calton & Associates Inc.                 Fenwick Securities
Cambridge Investment Research            Ferris Baker Watts Inc.
Capital Analysts Inc.                    FFP Securities Inc.
Capital Directions                       Fifth Third Securities
Capital Financial Services               Financial Network Investment
Legacy Financial Services                Park Avenue Securities
Legend Equities Corp                     Peoples Securities
Leonard & Company                        PFIC Securities
Lincoln Financial Advisors (LFA)         Piper Jaffray
Lincoln Investment Planning Inc.         Planmember Securities
Linsco/Private Ledger Corporation (LPL)  Prime Capital Services Inc.
Lockheed Federal Credit Union            Princor Financial Services Corp
Madison Ave Securities                   Pro Equities Inc.
Main Street Securities                   Professional Asset Management
McDonald Investments Inc.                PSC Securities Corp
McDonald Securities                      PTS Brokerage
Medallion Investment Services            QA3 Financial Corp
MetLife Securities                       Quest Securities
Michigan Securities Inc.                 Questar Capital Corporation
Mid Atlantic Capital Corp                Raymond James (Planning Corp)
Milkie/Ferguson Investments              RBC Dain Rauscher, Inc.
MML Investor Services                    Regal Financial
Money Concepts                           Regis Securities Corp
Moors & Cabot Inc.                       Resource Horizons
Morgan Keegan                            River Stone Wealth Management
Morgan Peabody                           RL Harger & Associates
MTL Equity Products                      RNR Securities LLC
Multi-Financial Securities Corp          Roche Securities
Mutual Service Corporation (MSC)         Royal Alliance Association
National Planning Corp (NPC)             Royal Securities
National Securities Corp                 RW Baird
Networth Financial Group                 Ryan Beck & Company
New Alliance Investments                 Sammons Securities Company Inc.
Newbridge Securities Corp.               Sanders Morris Harris Inc.
Next Financial Group Inc.                Sandgrain Securities Inc.
NFP Securities                           Schlitt Investor Services
North Ridge Securities Corp              Scottsdale Capital Advisors
Northland Securities                     Securian Financial Services
Nutmeg Securities                        Securities America
O.N. Equity Sales Company                Securities Services Network
Ogilvie Security Advisors Inc.           Seelig Financial Group
Oneamerica Securities                    Sicor Securities
Oppenheimer                              Sigma Financial Corporation
Pacific West Securities Inc.             Signator Investors Inc.
Packerland Brokerage Services            SII Investments



Financial Planning Consultants          Huntleigh Securities
Financial Security Management Inc.      ICA
Financial Solution Services             ICBA
Financial West Investment Group         IMS Securities
First Allied Securities                 Independent Financial Group
First Heartland Capital Inc.            Independent Financial Marketing Group
First Independent Financial             Infinex Investments Inc.
FNB Brokerage Services                  ING Financial Partners Inc.
Forsyth Heritage                        Innovative Solutions
Founders Financial Securities           Inter Securities Inc.
Fox and Company                         Intercarolina Financial Services
FSC Securities Corporation              Intersecurities Inc.
Fusion Financial                        Intervest International
GA Repple & Company                     Invest Financial Corporation
Geneos Wealth Management Inc.           InvestaCorp
Genworth Financial                      Investment Advisors and Consultants
Gold & Associates                       Investment Architects Inc.
Great American                          Investment Management Corp
Great American Advisors                 Investors Capital Corporation
GunnAllen Financial Inc.                ISP Inventive Solution Planning
GW Sherwold Associates                  Janney Montgomery Scott LLC
GWN Securities Inc.                     Jefferson Pilot Securities Corp
H Beck Inc.                             JJB Hilliard
H&R Block Financial Advisors            John Hancock
Hantz Financial Services                John James Investments Inc.
Harbour Investments Inc.                JP Turner & Company LLC
Harger & Company                        JRL Capital Corporation
Harold Dance Investments                JW Cole Financial Inc.
Harvest Capital LLC                     KCD Financial
Hazard & Siegel LLC                     Key Investments
HBW Securities                          KMS Financial Services
Heim, Young & Associates                Koehler Financial LLC
Hilliard Lyons                          Kovack Securities Inc.
Hornor, Townsend and Kent Inc.          Labrunerie Financial
HS Dent                                 LaSalle Financial
HSBC Securities                         Lasalle St. Securities Inc.
Sorrento                                William E. Hopkins & Associates
Southeast Investment                    WM Financial Services
Southwest Securities Financial Services Woodbury Financial Services Inc.
Spectrum Capital                        Workman Securities Corp
Stanford Group Company                  World Equity Group Inc.
Stephens Inc.                           WRP Investments Inc.
Sterne Agree Financial Services         Wunderlich Securities
Stifel Nicolaus & Company               XCU Capital Corporation
Summit Brokerage Services Inc.
Sunset Financial Services Inc.
SWS Financial Services Inc.
Synergy Investment Group
Thrivent Investment Management
Time Capital
Tower Square Securities
Transamerica Financial Life
Triad Advisors
UBS
Union Banc Investment Services
United Equity Securities
United Heritage
United Investment Services
United Planners Financial
United Securities Alliance Inc.
US Allianz Securities Inc.
USA Financial Securities Corp
UVEST
Valmark Securities Inc.
Vanderbilt Securities LLC
Veritrust Financial
VSR Financial Services Inc.
Wachovia Securities
Wall Street Financial Group
Walnut Street Securities Inc.
Waterstone Financial Group
Webster Investments
Wellstone Securities
Westminster Financial
WFG Investments
Wilbanks Securities

                                   APPENDIX C

DOW JONES DOES NOT:

o Sponsor, endorse, sell or promote the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the
     JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

o Recommend that any person invest in the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the
     JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the
     JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

o Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management
     Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund.

o Consider the needs of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, or the owners of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund, or the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Communications Sector Fund, the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, and the JNL/Mellon Capital Management Technology Sector Fund in determining, composing or calculating the DJIA or have any obligation to do so.



 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND. SPECIFICALLY,

     o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

          o THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE
               JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE
               JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, THE
               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND, THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT
               COMMUNICATIONS  SECTOR FUND,  THE JNL/MELLON  CAPITAL  MANAGEMENT
               CONSUMER  BRANDS SECTOR FUND, THE JNL/MELLON  CAPITAL  MANAGEMENT
               OIL & GAS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT
               HEALTHCARE SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

          o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

          o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA.

     o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA.

     o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND, THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND OR ANY OTHER THIRD PARTIES.

 -------------------------------------------------------------------------------

                       WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 766-4683 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this prospectus.


We have filed a Statement of Additional Information with the Securities and Exchange Commission. The Statement of Additional Information that relates to this prospectus is dated April 30, 2007. The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this prospectus. You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.


We file reports and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC. Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.


Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.


                    Investment Company Act File No. 811-09933

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 2007




           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                   JACKSON NATIONAL LIFE INSURANCE COMPANY(R)

                             IN CONNECTION WITH ITS

                      JACKSON NATIONAL SEPARATE ACCOUNT IV






This Statement of Additional Information is not a prospectus. This Statement of Additional Information contains additional information about the Policies described above that you may find useful. You should read it together with the Prospectus for the Policies. The date of the Prospectus to which this Statement of Additional Information relates is April 30, 2007. You may obtain a copy of the Prospectus without charge by calling us toll-free at (800) 766-4683 or by writing to us at the following address.



                     Jackson National Life Insurance Company
                                 P.O. Box 30502
                          Lansing, Michigan 48909-8002

                                TABLE OF CONTENTS


                                                                                                             PAGE

GENERAL INFORMATION AND HISTORY                                                                                 1


SERVICES                                                                                                        4

DISTRIBUTOR                                                                                                     5

DISTRIBUTION OF THE POLICIES                                                                                    5

PERFORMANCE DATA                                                                                                5

ILLUSTRATION OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES                                         6

FINANCIAL STATEMENTS                                                                                            14


                         GENERAL INFORMATION AND HISTORY


Jackson National Life Insurance Company ("JacksonSM") is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. Jackson is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.


Jackson National Separate Account IV (the "Separate Account") was established in 1997 as a segregated asset account of Jackson. The Separate Account is registered as a unit investment trust under the Investment Company of 1940, as amended.


The JNL/Mellon Capital Management S&P Investment Divisions and JNL/S&P Investment Divisions ("Divisions") of the Separate Account are not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P(R)), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500 Index, the Standard & Poor's MidCap 400 Index, and the S&P 400 Index to track general stock market performance. S&P's only relationship to the Separate Account (Licensee) is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) and S&P 400 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Divisions. S&P has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE STANDARD & POOR'S MIDCAP 400 INDEX, AND THE S&P 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIVISIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE STANDARD & POOR'S MIDCAP 400 INDEX, AND S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE STANDARD & POOR'S MIDCAP 400 INDEX, AND THE S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Value Line Publishing, Inc.'s ("VLPI") only relationship to JNL is VLPI's licensing to JNL of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to JNL, this Product or any investor. VLPI has no obligation to take the needs of JNL or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The Nasdaq-100(R)," "Nasdaq-100 Index(R)," "Nasdaq Stock Market(R)" and "Nasdaq(R)" are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson National Life Insurance Company. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Management VIP Fund or the JNL/Mellon Capital Management JNL Optimized 5 Fund. The JNL/Mellon Capital Management VIP Fund and the JNL/Mellon Capital Management JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND, THE JNL/MELLON CAPITAL MANAGEMENT VIP FUND AND THE JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND.

"NYSE(R)" is a registered mark of, and "NYSE International 100 IndexSM" is a service mark of, the New York Stock Exchange, Inc. ("NYSE") and have been licensed for use for certain purposes by Jackson National Asset Management, LLC. The JNL/Mellon Capital Management NYSE(R) International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

"NYSE International 100 IndexSM" is a service mark of NYSE Group, Inc. NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the "NYSE International 100 IndexSM" (the "Index") and its service marks for use in connection with the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

NYSE Group, Inc. DOES NOT:

o Sponsor, endorse, sell or promote the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

o Recommend that any person invest in the JNL/Mellon Capital Management NYSE(R) International 25 Fund or any other securities.

o    Have any  responsibility  or liability for or make any decisions  about the
     timing,   amount  or  pricing  of  JNL/Mellon  Capital  Management  NYSE(R)
     International 25 Fund.

o Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital Management NYSE(R) International 25 Fund.

o Consider the needs of the JNL/Mellon Capital Management NYSE(R) International 25 Fund or the owners of the JNL/Mellon Capital Management NYSE(R) International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.


--------------------------------------------------------------------------------


NYSE GROUP,  INC. AND ITS  AFFILIATES  WILL NOT HAVE ANY LIABILITY IN CONNECTION
WITH  THE  JNL/MELLON  CAPITAL   MANAGEMENT   NYSE(R)   INTERNATIONAL  25  FUND.
SPECIFICALLY,

o NYSE GROUP, INC. AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AND NYSE GROUP, INC. AND ITS AFFILIATES DISCLAIM ANY WARRANTY ABOUT:

o THE RESULTS TO BE OBTAINED BY THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND, THE OWNER OF THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX AND THE DATA INCLUDED IN THE NYSE INTERNATIONAL 100 INDEXSM;

o    THE ACCURACY OR COMPLETENESS OF THE INDEX AND ITS DATA;

o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE INDEX AND ITS DATA;

o NYSE GROUP, INC. WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE INDEX OR ITS DATA;

o UNDER NO CIRCUMSTANCES WILL NYSE GROUP, INC. OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NYSE GROUP, INC. KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC AND NYSE GROUP, INC. IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/MELLON CAPITAL MANAGEMENT NYSE(R) INTERNATIONAL 25 FUND OR ANY OTHER THIRD PARTIES.


--------------------------------------------------------------------------------

                                    SERVICES


The financial statements of Jackson National Separate Account IV and Jackson National Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Jackson National Life Insurance Company's audit report refers to the adoption effective January 1, 2004 of the Accounting Standards Executive Committee of the American Institute of Certified Public Accountant's Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." KPMG LLP is located at 303 East Wacker Drive, Chicago, Illinois 60601.


Actuarial matters included in the Prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Angela Matthews, Actuary of Jackson, and are included in reliance upon her opinion as to their reasonableness.

                                   DISTRIBUTOR

The Policies are distributed by Jackson National Life Distributors LLC ("JNLD"), a subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237. The Policies are offered on a continuous basis. However, Jackson reserves the right to discontinue offering the Policies at any time.


The aggregate amount of underwriting commissions paid to broker-dealers was $590,847 in 2004, $1,338,124 in 2005 and $2,203,794 in 2006. The product was not offered in 2003. JNLD did not retain any portion of the commissions.


                          DISTRIBUTION OF THE POLICIES

The Policies are sold by registered representatives of broker-dealers who are our insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policies may earn a maximum sales commission of approximately 90% of all premiums up to the first year Target Premium plus up to 3% of any additional premiums paid in excess of that amount. Registered representatives also may be eligible for a trail commission of up to 0.15% on Policies that have been in force for at least twelve months. Jackson may also pay up to 8% of all premiums up to the first year Target Premium as a broker dealer concession in the first Policy Year. From time to time, we may pay or permit other promotional incentives in cash, credits, or other compensation. Jackson pays all such commissions and incentives.

                                PERFORMANCE DATA

From time to time, we may advertise performance data related to the Investment Divisions of the Separate Account available under the Policy.

The performance figures are calculated using the actual historical performance of the underlying portfolios for the periods shown and represent the average annual total return for that period. The performance for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the value of that investment at the end of the period, carried to at least the nearest hundredth of a percent.

The performance returns will reflect the deduction of management fees and all other operating expenses of the portfolios and the deduction of the current mortality and expense risk charge applicable under the Policy for the first ten Policy Years. The guaranteed mortality & expense risk charge is higher and the current mortality & expense risk charge is lower after the tenth year. The returns will not reflect any premium deductions for costs of insurance, premium charges, monthly policy fees or administrative charges, surrender charges, or other policy charges. IF THE PERFORMANCE INCLUDED SUCH DEDUCTIONS, THE RETURNS SHOWN WOULD BE SIGNIFICANTLY LOWER.

Performance data may be shown for the period from the commencement of Policy sales.

                         ILLUSTRATION OF DEATH BENEFITS,
                     POLICY VALUES AND CASH SURRENDER VALUES

The following tables illustrate how values under a Policy change with the investment experience of the Portfolios. The tables illustrate how the Death Benefits, Policy Values and Cash Surrender Values of a Policy issued to an Insured of a given age and underwriting risk classification would vary over an extended period of time if the hypothetical gross investment rates of return on the assets held in the Investment Divisions of the Separate Account were a uniform annual rate of 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over and under those averages throughout the years, the Death Benefits, Policy Values, and Cash Surrender Values may be different.

The amounts shown for the Death Benefit, Policy Value, and Cash Surrender Value as of each Policy Anniversary reflect the fact that the net investment returns on the assets held in the Investment Divisions are lower than the gross after-tax returns on the Portfolios, as a result of the expenses paid by the Portfolios and the charges deducted from the Investment Divisions. The net investment returns reflect the deduction of the Portfolio investment management fees and other Portfolio expenses at an annual effective rate of 0.70%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.688%, 4.252% and 10.193% respectively, on a guaranteed basis, and -1.590%, 4.357% and 10.303%, respectively, on a current basis during years one through ten, -0.948%, 5.037% and 11.022% respectively, on a current basis during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, on a current basis during years twenty-one and thereafter.

The tables illustrate the Death Benefits, Policy Values, and Cash Surrender Values that would result based upon the hypothetical investment rates of return if no payments other than the specified annual premium payments are made, if all premium payments are allocated to the Separate Account, and if no policy loans are taken. The tables also assume that no partial surrenders, transfers, or changes in the Specified Death Benefit or death benefit option are made.

Values are shown for Policies issued to preferred non-tobacco class Insureds. Values for Policies issued on a basis involving higher mortality risk would result in lower Death Benefits, Policy Values, and Cash Surrender Values than those illustrated. Females generally have a more favorable cost of insurance rate structure than males, and non-tobacco class Insureds generally have a more favorable cost of insurance rate than tobacco class Insureds.

The amounts shown in the tables also reflect all charges deducted under the Policy based on the assumptions described herein and in the tables. These charges include a sales charge, premium tax charge, and federal (DAC) tax charge, which are deducted from each premium; a daily mortality and expense risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Policy Value. The sales charge is currently 6% of Target Premium for the first five Policy Years and 4% thereafter. The current sales charge is 6% for years 1-5 and 4% for years 6+ (up to the Target Premium). The sales charge is guaranteed not to exceed 6% of all premium. The premium tax charge and federal (DAC) tax charge are 2.5% and 1.5% of each premium, respectively. The mortality and expense risk charge is currently equivalent to an annual effective rate of 0.90% and 0.25% for Policy Years 1-10 and 11-20, respectively, and 0.00% thereafter. This charge is guaranteed not to exceed 1.00% in all Policy Years. The monthly policy fee is $15 per month for the first three Policy Years and $7.50 per month thereafter. The monthly administrative fee is $0.07 per month per $1,000 of Specified Death Benefit for Policy Years 1-10 and $0.01 per month per $1,000 thereafter. This charge is assessed on up to $2 million of Specified Death Benefit. The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured. Cash Surrender Values reflect any applicable Surrender Charges.

The hypothetical values shown in the tables do not reflect any charges for federal, state or other income against the Separate Account, since we are not currently making this charge. However, if such a charge is made in the future, a higher gross annual investment rate of return than illustrated would be needed to produce the net after tax returns shown in the tables. The tables also do not reflect the deduction of the cost of any optional rider.

Upon request, we will furnish a comparable illustration based on the proposed Insured's age, sex and underwriting risk classification, Specified Death Benefit, death benefit option, proposed amount and frequency of premium payments, and any available riders requested.




                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                 Flexible Premium Variable Life Insurance Policy
                     Male Preferred Non-tobacco Issue Age 45
                            $5,558.00 Annual Premium
            $350,000 Specified Death Benefit (Death Benefit Option A)
                           GUARANTEED MAXIMUM CHARGES


          ---------------------------------- --------------------------------- ---------------------------------------

          0% Hypothetical Gross Investment        6% Hypothetical Gross          12% Hypothetical Gross Investment
                       Return                       Investment Return                          Return
                    (-1.688% Net)                      (4.252% Net)                        (10.193% Net)

          ---------------------------------- --------------------------------- ---------------------------------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------



 Policy    Policy      Cash        Death      Policy      Cash        Death      Policy         Cash         Death
  Year     Value     Surrender    Benefit     Value     Surrender    Benefit      Value      Surrender      Benefit
                       Value                              Value                                Value

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   1         2,889            0     350,000     3,121            0    350,000        3,354             0      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   2         5,616          674     350,000     6,259        1,317    350,000        6,932         1,990      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   3         8,175        3,852     350,000     9,407        5,085    350,000       10,752         6,429      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   4        10,652        6,945     350,000    12,654        8,948    350,000       14,929        11,222      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   5        12,944        9,857     350,000    15,897       12,810    350,000       19,394        16,307      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   6        15,045       12,574     350,000    19,130       16,659    350,000       24,172        21,701      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   7        16,930       15,078     350,000    22,324       20,473    350,000       29,271        27,420      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   8        18,579       17,343     350,000    25,458       24,223    350,000       34,710        33,475      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   9        19,967       19,351     350,000    28,504       27,888    350,000       40,505        39,889      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   10       21,066       21,066     350,000    31,429       31,429    350,000       46,671        46,671      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   11       22,111       22,111     350,000    34,470       34,470    350,000       53,509        53,509      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   12       22,826       22,826     350,000    37,355       37,355    350,000       60,817        60,817      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   13       23,202       23,202     350,000    40,068       40,068    350,000       68,651        68,651      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   14       23,218       23,218     350,000    42,582       42,582    350,000       77,070        77,070      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   15       22,848       22,848     350,000    44,866       44,866    350,000       86,138        86,138      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   16       22,050       22,050     350,000    46,872       46,872    350,000       95,918        95,918      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   17       20,771       20,771     350,000    48,540       48,540    350,000      106,484       106,484      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   18       18,944       18,944     350,000    49,796       49,796    350,000      117,915       117,915      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   19       16,487       16,487     350,000    50,549       50,549    350,000      130,305       130,305      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   20       13,316       13,316     350,000    50,701       50,701    350,000      143,776       143,776      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   25        **         **           **        38,617       38,617    350,000      234,483       234,483      350,000

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   30        **         **           **         **         **          **          396,682       396,682      424,450

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   35        **         **           **         **         **          **          664,824       664,824      698,065

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   40        **         **           **         **         **          **        1,080,709     1,080,709    1,134,744

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   45        **         **           **         **         **          **        1,707,594     1,707,594    1,792,973

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   50        **         **           **         **         **          **        2,703,606     2,703,606    2,730,642

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

   55        **         **           **         **         **          **        4,425,351     4,425,351    4,425,351

--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------


Assumptions:
1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.   No policy loans or partial surrenders have been taken.
3. Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.
4. Policy values will vary from those illustrated if actual rates differ from those assumed.
5.   The Death Benefits shown comply with Section 7702 of the Internal Revenue
     Code (as amended) based on the Guideline Premium Test.
6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.



The hypothetical gross investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The Policy
Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson or any Portfolio that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.





                                       JACKSON NATIONAL LIFE INSURANCE COMPANY
                                   Flexible Premium Variable Life Insurance Policy
                                       Male Preferred Non-tobacco Issue Age 45
                                               $5,558.00 Annual Premium
                              $350,000 Specified Death Benefit (Death Benefit Option A)
                                                   CURRENT CHARGES

           ---------------------------------- ----------------------------------------- --------------------------------------------
           0% Hypothetical Gross Investment   6% Hypothetical Gross Investment Return     12% Hypothetical Gross Investment Return
                        Return

           ---------------------------------- ----------------------------------------- --------------------------------------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
          --------------------------------------------------------------------------------------------------------------------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

 Policy     Policy       Cash        Death       Policy         Cash          Death        Policy      Cash Surrender      Death
  Year       Value     Surrender    Benefit      Value        Surrender      Benefit        Value          Value          Benefit
                         Value                                  Value

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

    1          3,950            0    350,000         4,216              0      350,000          4,482               0        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

    2          7,760        2,818    350,000         8,537          3,595      350,000          9,346           4,404        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

    3         11,453        7,130    350,000        12,988          8,666      350,000         14,654          10,331        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

    4         15,183       11,476    350,000        17,735         14,029      350,000         20,614          16,907        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

    5         18,861       15,774    350,000        22,698         19,611      350,000         27,201          24,114        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

    6         22,593       20,122    350,000        27,999         25,528      350,000         34,599          32,128        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

    7         26,244       24,393    350,000        33,513         31,662      350,000         42,746          40,895        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

    8         29,839       28,604    350,000        39,274         38,038      350,000         51,745          50,510        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

    9         33,380       32,764    350,000        45,292         44,676      350,000         61,687          61,071        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   10         36,854       36,854    350,000        51,570         51,570      350,000         72,659          72,659        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   11         40,759       40,759    350,000        58,738         58,738      350,000         85,575          85,575        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   12         44,494       44,494    350,000        66,147         66,147      350,000         99,821          99,821        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   13         48,047       48,047    350,000        73,802         73,802      350,000        115,546         115,546        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   14         51,429       51,429    350,000        81,729         81,729      350,000        132,942         132,942        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   15         54,642       54,642    350,000        89,950         89,950      350,000        152,216         152,216        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   16         57,784       57,784    350,000        98,572         98,572      350,000        173,668         173,668        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   17         60,787       60,787    350,000       107,561        107,561      350,000        197,516         197,516        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   18         63,642       63,642    350,000       116,934        116,934      350,000        224,052         224,052        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   19         66,413       66,413    350,000       126,772        126,772      350,000        253,640         253,640        350,000

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   20         69,103       69,103    350,000       137,108        137,108      350,000        286,652         286,652        350,118

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   25         81,103       81,103    350,000       199,027        199,027      350,000        520,998         520,998        604,358

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   30         87,925       87,925    350,000       279,825        279,825      350,000        919,230         919,230        983,577

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   35         84,562       84,562    350,000       388,279        388,279      407,693      1,597,472       1,597,472      1,677,345

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   40         60,648       60,648    350,000       527,672        527,672      554,056      2,741,165       2,741,165      2,878,224

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   45         **          **          **           702,268        702,268      737,382      4,649,305       4,649,305      4,881,771

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   50         **          **          **           926,499        926,499      935,764      7,873,522       7,873,522      7,952,258

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

   55         **          **          **         1,228,639      1,228,639    1,228,639     13,482,382      13,482,382     13,482,382

---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------


Assumptions:
1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.   No policy loans or partial surrenders have been taken.
3. Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.
4. Policy values will vary from those illustrated if actual rates differ from those assumed.
5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.
7. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.590%, 4.357% and 10.303%, respectively, during years one through ten, -0.948%, 5.037% and 11.022% respectively, during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, during years twenty-one and thereafter.



The hypothetical gross investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson or any Portfolio that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                              FINANCIAL STATEMENTS


In the pages that follow are the financial statements of the Separate Account as of December 31, 2006 and Jackson as of December 31, 2006, 2005, and 2004, and the accompanying Independent Registered Public Accounting Firm's Reports. The financial statements of Jackson included herein should be considered only as bearing upon the ability of Jackson to meet its obligations under the Policies. Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

                      Jackson National Separate Account IV


                                [GRAPHIC OMITTED]





                              Financial Statements

                                December 31, 2006

JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Assets and Liabilities
DECEMBER 31, 2006


                                               JNL/           JNL/AIM           JNL/             JNL/
                                           AIM Large Cap    Real Estate     AIM Small Cap    Alger Growth     JNL/Eagle Core
                                           Growth Portfolio  Portfolio      Growth Portfolio  Portfolio       Equity Portfolio
                                           -------------    -------------   -------------    -------------    -------------
ASSETS
Investments, at value (A)                     $ 221,406        $ 212,110        $ 77,228         $ 53,396         $ 54,138
Receivables:
   Dividend receivable                                -                -               -                -                -
   Investment securities sold                        64               55              28               25                1
   Sub-account units sold                           114           31,350              46               23                -
                                           -------------    -------------   -------------    -------------    -------------
TOTAL ASSETS                                    221,584          243,515          77,302           53,444           54,139
                                           -------------    -------------   -------------    -------------    -------------

LIABILITIES
Payables:
   Investment securities purchased                  114           31,350              46               23                -
   Sub-account units redeemed                        59               51              26               24                -
   Insurance fees due to Jackson National             5                4               2                1                1
                                           -------------    -------------   -------------    -------------    -------------
TOTAL LIABILITIES                                   178           31,405              74               48                1
                                           -------------    -------------   -------------    -------------    -------------
NET ASSETS (NOTE 5)                           $ 221,406        $ 212,110        $ 77,228         $ 53,396         $ 54,138
---------------------------------------    =============    =============   =============    =============    =============



(A)  INVESTMENT SHARES                           16,340           13,399           5,378            2,915            3,120
       INVESTMENTS AT COST                    $ 202,518        $ 192,246        $ 74,300         $ 49,686         $ 48,579


                                                                                             JNL/Franklin   JNL/Franklin
                                             JNL/Eagle           JNL/            JNL/           Templeton      Templeton
                                             SmallCap        FMR Balanced     FMR Mid-Cap        Income        Small Cap
                                           Equity Portfolio   Portfolio      Equity Portfolio   Portfolio     Value Portfolio
                                           --------------    -------------   --------------    ------------   -------------
ASSETS
Investments, at value (A)                      $ 106,945         $ 39,962         $ 32,605         $ 4,094       $ 105,923
Receivables:
   Dividend receivable                                 -                -                -               -               -
   Investment securities sold                          9               36                8               -              19
   Sub-account units sold                             23                -               23               -              44
                                           --------------    -------------   --------------    ------------   -------------
TOTAL ASSETS                                     106,977           39,998           32,636           4,094         105,986
                                           --------------    -------------   --------------    ------------   -------------

LIABILITIES
Payables:
   Investment securities purchased                    23                -  -            23               -              44
   Sub-account units redeemed                          6               35  -             7               -              17
   Insurance fees due to Jackson National              3                1  -             1               -               2
                                           --------------    -------------   --------------    ------------   -------------
TOTAL LIABILITIES                                     32               36               31               -              63
                                           --------------    -------------   --------------    ------------   -------------
NET ASSETS (NOTE 5)                            $ 106,945         $ 39,962         $ 32,605         $ 4,094       $ 105,923
---------------------------------------    ==============    =============   ==============    ============   =============



(A)  INVESTMENT SHARES                             4,783            3,311            1,744             385           8,217
       INVESTMENTS AT COST                     $ 103,406         $ 36,601         $ 29,225         $ 4,048        $ 97,533


                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Assets and Liabilities
DECEMBER 31, 2006

                                            JNL/Goldman        JNL/Goldman
                                             Sachs Mid         Sachs Short      JNL/JPMorgan      JNL/JPMorgan      JNL/Lazard
                                             Cap Value        Duration Bond     International     International    Emerging Markets
                                             Portfolio          Portfolio       Equity Portfolio  Value Portfolio    Portfolio
                                           ---------------    --------------    -------------     -------------    --------------
ASSETS
Investments, at value (A)                        $ 74,027              $ 42        $ 104,762         $ 226,086          $ 39,807
Receivables:
   Dividend receivable                                  -                 -                -                 -                 -
   Investment securities sold                          18                 -               16                21                 5
   Sub-account units sold                              44                 -               30               113                18
                                           ---------------    --------------    -------------     -------------    --------------
TOTAL ASSETS                                       74,089                42          104,808           226,220            39,830
                                           ---------------    --------------    -------------     -------------    --------------

LIABILITIES
Payables:
   Investment securities purchased                     44                 -               30               113                18
   Sub-account units redeemed                          16                 -               14                16                 4
   Insurance fees due to Jackson National               2                 -                2                 5                 1
                                           ---------------    --------------    -------------     -------------    --------------
TOTAL LIABILITIES                                      62                 -               46               134                23
                                           ---------------    --------------    -------------     -------------    --------------
NET ASSETS (NOTE 5)                              $ 74,027              $ 42        $ 104,762         $ 226,086          $ 39,807
--------------------------------------     ===============    ==============    =============     =============    ==============



(A)  INVESTMENT SHARES                              5,699                 4            7,069            15,888             3,619
       INVESTMENTS AT COST                       $ 69,111              $ 41         $ 95,382         $ 201,428          $ 34,400


                                             JNL/Lazard       JNL/Lazard        JNL/MCM        JNL/MCM           JNL/MCM
                                              Mid Cap          Small Cap          25          Bond Index     Communications
                                           Value Portfolio    Value Portfolio  Portfolio      Portfolio      Sector Portfolio
                                           ---------------    ------------    ------------   -------------   ----------------
ASSETS
Investments, at value (A)                       $ 211,089       $ 143,272       $ 234,158       $ 140,942           $ 30,625
Receivables:
   Dividend receivable                                  -               -               -               -                  -
   Investment securities sold                          21               3              15               8                  1
   Sub-account units sold                              68               -               -             248                 23
                                           ---------------    ------------    ------------   -------------   ----------------
TOTAL ASSETS                                      211,178         143,275         234,173         141,198             30,649
                                           ---------------    ------------    ------------   -------------   ----------------

LIABILITIES
Payables:
   Investment securities purchased                     68               -               -             248                 23
   Sub-account units redeemed                          16               -               9               5                  -
   Insurance fees due to Jackson National               5               3               6               3                  1
                                           ---------------    ------------    ------------   -------------   ----------------
TOTAL LIABILITIES                                      89               3              15             256                 24
                                           ---------------    ------------    ------------   -------------   ----------------
NET ASSETS (NOTE 5)                             $ 211,089       $ 143,272       $ 234,158       $ 140,942           $ 30,625
--------------------------------------     ===============    ============    ============   =============   ================



(A)  INVESTMENT SHARES                             14,824          11,573          16,560          12,755              5,289
       INVESTMENTS AT COST                      $ 215,965       $ 157,150       $ 220,522       $ 139,262           $ 29,025

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Assets and Liabilities
DECEMBER 31, 2006

                                                                 JNL/MCM
                                                JNL/MCM         Enhanced           JNL/MCM           JNL/MCM           JNL/MCM
                                             Consumer Brands   S&P 500 Stock    Financial Sector    Healthcare       International
                                             Sector Portfolio  Index Portfolio    Portfolio        Sector Portfolio  Index Portfolio
                                             ---------------   ------------     --------------     -------------     -------------
ASSETS
Investments, at value (A)                           $ 3,967      $ 115,755           $ 49,941         $ 118,084         $ 498,955
Receivables:
   Dividend receivable                                    -              -                  -                 -                 -
   Investment securities sold                             -              8                 12                30                71
   Sub-account units sold                                 -            144                167            31,487               315
                                             ---------------   ------------     --------------     -------------     -------------
TOTAL ASSETS                                          3,967        115,907             50,120           149,601           499,341
                                             ---------------   ------------     --------------     -------------     -------------

LIABILITIES
Payables:
   Investment securities purchased                        -            144                167            31,487               315
   Sub-account units redeemed                             -              6                 11                28                60
   Insurance fees due to Jackson National                 -              2                  1                 2                11
                                             ---------------   ------------     --------------     -------------     -------------
TOTAL LIABILITIES                                         -            152                179            31,517               386
                                             ---------------   ------------     --------------     -------------     -------------
NET ASSETS (NOTE 5)                                 $ 3,967      $ 115,755           $ 49,941         $ 118,084         $ 498,955
-------------------------------------        ===============   ============     ==============     =============     =============



(A)  INVESTMENT SHARES                                  315         13,124              3,135             9,147            29,559
       INVESTMENTS AT COST                          $ 3,718      $ 116,004           $ 43,439         $ 113,474         $ 439,536


                                               JNL/MCM         JNL/MCM         JNL/MCM            JNL/MCM          JNL/MCM
                                                JNL 5       JNL Optimized   Oil & Gas Sector   S&P 400 MidCap      S&P 500
                                              Portfolio      5 Portfolio      Portfolio        Index Portfolio   Index Portfolio
                                             ------------   --------------  --------------     --------------    ------------
ASSETS
Investments, at value (A)                    $ 6,707,224        $ 269,895       $ 441,472          $ 321,121       $ 788,660
Receivables:
   Dividend receivable                                 -                -               -                  -               -
   Investment securities sold                      1,023              131              33                  8              50
   Sub-account units sold                          4,442                -             167             31,568             248
                                             ------------   --------------  --------------     --------------    ------------
TOTAL ASSETS                                   6,712,689          270,026         441,672            352,697         788,958
                                             ------------   --------------  --------------     --------------    ------------

LIABILITIES
Payables:
   Investment securities purchased                 4,442                -             167             31,568             248
   Sub-account units redeemed                        873              125              25                  2              31
   Insurance fees due to Jackson National            150                6               8                  6              19
                                             ------------   --------------  --------------     --------------    ------------
TOTAL LIABILITIES                                  5,465              131             200             31,576             298
                                             ------------   --------------  --------------     --------------    ------------
NET ASSETS (NOTE 5)                          $ 6,707,224        $ 269,895       $ 441,472          $ 321,121       $ 788,660
-------------------------------------        ============   ==============  ==============     ==============    ============



(A)  INVESTMENT SHARES                           467,402           25,013          15,114             21,309          64,275
       INVESTMENTS AT COST                   $ 5,843,149        $ 259,048       $ 415,832          $ 306,435       $ 713,999

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Assets and Liabilities
DECEMBER 31, 2006


                                              JNL/MCM           JNL/MCM           JNL/MCM           JNL/MCM         JNL/Oppenheimer
                                           Select Small-Cap    Small Cap         Technology           VIP          Global Growth
                                             Portfolio       Index Portfolio    Sector Portfolio   Portfolio         Portfolio
                                           ---------------   ---------------    -------------     -------------    ---------------
ASSETS
Investments, at value (A)                        $ 30,990         $ 254,030         $ 52,840         $ 948,595          $ 211,785
Receivables:
   Dividend receivable                                  -                 -                -                 -                  -
   Investment securities sold                           1                34                1               215                 55
   Sub-account units sold                               -               248              234             8,567                 82
                                           ---------------   ---------------    -------------     -------------    ---------------
TOTAL ASSETS                                       30,991           254,312           53,075           957,377            211,922
                                           ---------------   ---------------    -------------     -------------    ---------------

LIABILITIES
Payables:
   Investment securities purchased                      -               248              234             8,567                 82
   Sub-account units redeemed                           -                28                -               194                 50
   Insurance fees due to Jackson National               1                 6                1                21                  5
                                           ---------------   ---------------    -------------     -------------    ---------------
TOTAL LIABILITIES                                       1               282              235             8,782                137
                                           ---------------   ---------------    -------------     -------------    ---------------
NET ASSETS (NOTE 5)                              $ 30,990         $ 254,030         $ 52,840         $ 948,595          $ 211,785
---------------------------------------    ===============   ===============    =============     =============    ===============



(A)  INVESTMENT SHARES                              1,302            17,095            7,680            69,698             13,797
       INVESTMENTS AT COST                       $ 27,814         $ 236,641         $ 48,452         $ 845,961          $ 193,576


                                               JNL/           JNL/PIMCO                          JNL/Putnam          JNL/Putnam
                                           Oppenheimer       Total Return       JNL/Putnam         Midcap              Value
                                           Growth Portfolio  Bond Portfolio   Equity Portfolio   Growth Portfolio   Equity Portfolio
                                           -------------     -------------    ---------------    ------------       -------------
ASSETS
Investments, at value (A)                      $ 34,428         $ 230,907           $ 19,410        $ 50,814             $ 6,951
Receivables:
   Dividend receivable                                -                 -                  -               -                   -
   Investment securities sold                         1                15                  4               1                   -
   Sub-account units sold                             -                 -                 24               -                   -
                                           -------------     -------------    ---------------    ------------       -------------
TOTAL ASSETS                                     34,429           230,922             19,438          50,815               6,951
                                           -------------     -------------    ---------------    ------------       -------------

LIABILITIES
Payables:
   Investment securities purchased                    -                 -                 24               -                   -
   Sub-account units redeemed                         -                10                  4               -                   -
   Insurance fees due to Jackson National             1                 5                  -               1                   -
                                           -------------     -------------    ---------------    ------------       -------------
TOTAL LIABILITIES                                     1                15                 28               1                   -
                                           -------------     -------------    ---------------    ------------       -------------
NET ASSETS (NOTE 5)                            $ 34,428         $ 230,907           $ 19,410        $ 50,814             $ 6,951
---------------------------------------    =============     =============    ===============    ============       =============



(A)  INVESTMENT SHARES                            3,471            18,896                850           5,266                 337
       INVESTMENTS AT COST                     $ 31,169         $ 228,483           $ 16,428        $ 45,868             $ 6,401

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006


                                            JNL/Select       JNL/Select        JNL/Select      JNL/Select      JNL/Select
                                             Balanced         Global Growth    Large Cap       Money Market       Value
                                             Portfolio       Portfolio        Growth Portfolio  Portfolio       Portfolio
                                            ------------     -----------      -------------    ------------    ------------
ASSETS
Investments, at value (A)                     $ 152,391        $ 71,991           $ 53,116       $ 901,484       $ 146,218
Receivables:
   Dividend receivable                                -               -                  -             241               -
   Investment securities sold                        30               1                  5              68              21
   Sub-account units sold                            46          31,321                 23               -              60
                                            ------------     -----------      -------------    ------------    ------------
TOTAL ASSETS                                    152,467         103,313             53,144         901,793         146,299
                                            ------------     -----------      -------------    ------------    ------------

LIABILITIES
Payables:
   Investment securities purchased                   46          31,321                 23               -              60
   Sub-account units redeemed                        26               -                  4              46              18
   Insurance fees due to Jackson National             4               1                  1              22               3
                                            ------------     -----------      -------------    ------------    ------------
TOTAL LIABILITIES                                    76          31,322                 28              68              81
                                            ------------     -----------      -------------    ------------    ------------
NET ASSETS (NOTE 5)                           $ 152,391        $ 71,991           $ 53,116       $ 901,725       $ 146,218
--------------------------------------      ============     ===========      =============    ============    ============



(A)  INVESTMENT SHARES                            8,763           3,215              2,445         901,484           7,437
       INVESTMENTS AT COST                    $ 147,729        $ 68,751           $ 49,369       $ 901,484       $ 136,759




                                            JNL/T. Rowe         JNL/T. Rowe            JNL/           JNL/Western
                                            Price Established  Price Mid-Cap       T. Rowe Price      High Yield
                                            Growth Portfolio   Growth Portfolio    Value Portfolio   Bond Portfolio
                                            -------------      --------------      --------------    --------------
ASSETS
Investments, at value (A)                       $ 189,559          $ 250,259           $ 259,260          $ 59,401
Receivables:
   Dividend receivable                                  -                  -                   -                 -
   Investment securities sold                          55                 43                  24                 4
   Sub-account units sold                              35                 34                  59                 -
                                            --------------     --------------      --------------    --------------
TOTAL ASSETS                                      189,649            250,336             259,343            59,405
                                            --------------     --------------      --------------    --------------

LIABILITIES
Payables:
   Investment securities purchased                     35                 34                  59                 -
   Sub-account units redeemed                          51                 37                  18                 3
   Insurance fees due to Jackson National               4                  6                   6                 1
                                            --------------     --------------      --------------    --------------
TOTAL LIABILITIES                                      90                 77                  83                 4
                                            --------------     --------------      --------------    --------------
NET ASSETS (NOTE 5)                             $ 189,559          $ 250,259           $ 259,260          $ 59,401
--------------------------------------      ==============     ==============      ==============    ==============



(A)  INVESTMENT SHARES                              8,605              8,544              16,378             6,742
       INVESTMENTS AT COST                      $ 172,459          $ 255,047           $ 242,846          $ 58,051



                                             JNL/Western
                                              Strategic
                                            Bond Portfolio
                                            --------------
ASSETS
Investments, at value (A)                       $ 146,105
Receivables:
   Dividend receivable                                  -
   Investment securities sold                          32
   Sub-account units sold                              18
                                            --------------
TOTAL ASSETS                                      146,155
                                            --------------

LIABILITIES
Payables:
   Investment securities purchased                     18
   Sub-account units redeemed                          29
   Insurance fees due to Jackson National               3
                                            --------------
TOTAL LIABILITIES                                      50
                                            --------------
NET ASSETS (NOTE 5)                             $ 146,105
--------------------------------------      ==============



(A)  INVESTMENT SHARES                             12,125
       INVESTMENTS AT COST                      $ 143,106

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                            JNL/Western
                                          U.S. Government
                                             & Quality
                                           Bond Portfolio
                                            -----------
ASSETS
Investments, at value (A)                     $ 30,034
Receivables:
   Dividend receivable                               -
   Investment securities sold                       15
   Sub-account units sold                           18
                                            -----------
TOTAL ASSETS                                    30,067
                                            -----------

LIABILITIES
Payables:
   Investment securities purchased                  18
   Sub-account units redeemed                       14
   Insurance fees due to Jackson National            1
                                            -----------
TOTAL LIABILITIES                                   33
                                            -----------
NET ASSETS (NOTE 5)                           $ 30,034
--------------------------------------      ===========



(A)  INVESTMENT SHARES                           2,526
       INVESTMENTS AT COST                    $ 29,680

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                          JNL/               JNL/AIM               JNL/               JNL/
                                                     AIM Large Cap         Real Estate         AIM Small Cap      Alger Growth
                                                     Growth Portfolio       Portfolio          Growth Portfolio    Portfolio
                                                     ---------------       -------------       -------------      -------------
INVESTMENT INCOME
   Dividends                                                  $ 202             $ 1,645                 $ -               $ 54
                                                     ---------------       -------------       -------------      -------------

EXPENSES
   Insurance charges (Note 3)                                 1,420                 712                 493                300
                                                     ---------------       -------------       -------------      -------------
TOTAL EXPENSES                                                1,420                 712                 493                300
                                                     ---------------       -------------       -------------      -------------
                                                     ---------------       -------------       -------------      -------------
NET INVESTMENT INCOME (LOSS)                                 (1,218)                933                (493)              (246)
                                                     ---------------       -------------       -------------      -------------

REALIZED AND UNREALIZED GAIN Net realized gain on:
   Distributions from investment companies                        -                 301               5,967                  -
   Investments                                                1,937               5,108               1,623                471
Net change in unrealized appreciation
   on investments                                            11,583              18,998                 407              2,277
                                                     ---------------       -------------       -------------      -------------
NET REALIZED AND UNREALIZED GAIN                             13,520              24,407               7,997              2,748
                                                     ---------------       -------------       -------------      -------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                         $ 12,302            $ 25,340             $ 7,504            $ 2,502
--------------------------------------------------   ===============       =============       =============      =============



                                                                           JNL/Eagle             JNL/               JNL/
                                                      JNL/Eagle Core       SmallCap           FMR Balanced       FMR Mid-Cap
                                                      Equity Portfolio    Equity Portfolio     Portfolio         Equity Portfolio
                                                      -------------       ------------        ------------       ------------
INVESTMENT INCOME
   Dividends                                                   $ 5                $ -               $ 316                $ -
                                                      -------------       ------------        ------------       ------------

EXPENSES
   Insurance charges (Note 3)                                  317                521                 252                190
                                                      -------------       ------------        ------------       ------------
TOTAL EXPENSES                                                 317                521                 252                190
                                                      -------------       ------------        ------------       ------------
                                                      -------------       ------------        ------------       ------------
NET INVESTMENT INCOME (LOSS)                                  (312)              (521)                 64               (190)
                                                      -------------       ------------        ------------       ------------

REALIZED AND UNREALIZED GAIN Net realized gain on:
   Distributions from investment companies                       -              8,344                 633                  -
   Investments                                                 453              2,878                 438                229
Net change in unrealized appreciation
   on investments                                            4,595              2,973               1,899              2,707
                                                      -------------       ------------        ------------       ------------
NET REALIZED AND UNREALIZED GAIN                             5,048             14,195               2,970              2,936
                                                      -------------       ------------        ------------       ------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                         $ 4,736           $ 13,674             $ 3,034            $ 2,746
--------------------------------------------------    =============       ============        ============       ============


                                                       JNL/Franklin         JNL/Franklin
                                                        Templeton             Templeton
                                                          Income              Small Cap
                                                       Portfolio (a)        Value Portfolio
                                                       -------------        --------------
INVESTMENT INCOME
   Dividends                                                 $ 137               $ 1,053
                                                      -------------        --------------

EXPENSES
   Insurance charges (Note 3)                                    3                   661
                                                      -------------        --------------
TOTAL EXPENSES                                                   3                   661
                                                      -------------        --------------
                                                      -------------        --------------
NET INVESTMENT INCOME (LOSS)                                   134                   392
                                                      -------------        --------------

REALIZED AND UNREALIZED GAIN Net realized gain on:
   Distributions from investment companies                       -                     -
   Investments                                                   5                 2,745
Net change in unrealized appreciation
   on investments                                               47                 8,158
                                                      -------------        --------------
NET REALIZED AND UNREALIZED GAIN                                52                10,903
                                                      -------------        --------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                           $ 186              $ 11,295
--------------------------------------------------    =============        ==============

(a) Commencement of operations May 1, 2006.

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                             JNL/Goldman     JNL/Goldman
                                              Sachs Mid      Sachs Short        JNL/JPMorgan      JNL/JPMorgan
                                              Cap Value        Duration         International     International
                                              Portfolio     Bond Portfolio (a)  Equity Portfolio  Value Portfolio
                                             -------------  ---------------     --------------    --------------
INVESTMENT INCOME
   Dividends                                      $ 1,346              $ -              $ 236           $ 3,697
                                             -------------  ---------------     --------------    --------------

EXPENSES
   Insurance charges (Note 3)                         453                -                417             1,040
                                             -------------  ---------------     --------------    --------------
TOTAL EXPENSES                                        453                -                417             1,040
                                             -------------  ---------------     --------------    --------------
                                             -------------  ---------------     --------------    --------------
NET INVESTMENT INCOME (LOSS)                          893                -               (181)            2,657
                                             -------------  ---------------     --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies              -                -                  -             2,611
   Investments                                      3,873                -              2,154             9,763
Net change in unrealized appreciation
   (depreciation) on investments                    3,917                1              8,306            21,432
                                             -------------  ---------------     --------------    --------------
NET REALIZED AND UNREALIZED GAIN                    7,790                1             10,460            33,806
                                             -------------  ---------------     --------------    --------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                $ 8,683              $ 1           $ 10,279          $ 36,463
------------------------------------------   =============  ===============     ==============    ==============


                                                JNL/Lazard           JNL/Lazard        JNL/Lazard       JNL/MCM
                                                 Emerging              Mid Cap         Small Cap           25
                                             Markets Portfolio (a)  Value Portfolio   Value Portfolio Portfolio (a)
                                             -----------------      --------------    -------------   -------------
INVESTMENT INCOME
   Dividends                                              $ -             $ 5,131         $ 13,797             $ -
                                             -----------------      --------------    -------------   -------------

EXPENSES
   Insurance charges (Note 3)                              99               1,456            1,094             906
                                             -----------------      --------------    -------------   -------------
TOTAL EXPENSES                                             99               1,456            1,094             906
                                             -----------------      --------------    -------------   -------------
                                             -----------------      --------------    -------------   -------------
NET INVESTMENT INCOME (LOSS)                              (99)              3,675           12,703            (906)
                                             -----------------      --------------    -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                  -              13,543           11,321
   Investments                                            754              (2,438)            (770)            271
Net change in unrealized appreciation
   (depreciation) on investments                        5,407               9,950           (4,446)         13,636
                                             -----------------      --------------    -------------   -------------
NET REALIZED AND UNREALIZED GAIN                        6,161              21,055            6,105          13,907
                                             -----------------      --------------    -------------   -------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                    $ 6,062            $ 24,730         $ 18,808        $ 13,001
------------------------------------------   =================      ==============    =============   =============


                                               JNL/MCM            JNL/MCM
                                              Bond Index      Communications
                                              Portfolio       Sector Portfolio
                                             -------------    ----------------
INVESTMENT INCOME
   Dividends                                        $ 785               $ 766
                                             -------------    ----------------

EXPENSES
   Insurance charges (Note 3)                         644                  97
                                             -------------    ----------------
TOTAL EXPENSES                                        644                  97
                                             -------------    ----------------
                                             -------------    ----------------
NET INVESTMENT INCOME (LOSS)                          141                 669
                                             -------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies              -                 354
   Investments                                         16                 174
Net change in unrealized appreciation
   (depreciation) on investments                    2,388               2,141
                                             -------------    ----------------
NET REALIZED AND UNREALIZED GAIN                    2,404               2,669
                                             -------------    ----------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                $ 2,545             $ 3,338
------------------------------------------   =============    ================

(a) Commencement of operations May 1, 2006.

                     See notes to the financial statements.



JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                             JNL/MCM
                                                    JNL/MCM               Enhanced              JNL/MCM               JNL/MCM
                                                Consumer Brands         S&P 500 Stock        Financial Sector       Healthcare
                                                Sector Portfolio        Index Portfolio        Portfolio           Sector Portfolio
                                                -----------------       --------------       --------------        --------------
INVESTMENT INCOME
   Dividends                                                $ 13              $ 6,325                $ 579                 $ 494
                                                -----------------       --------------       --------------        --------------

EXPENSES
   Insurance charges (Note 3)                                 18                  675                  232                   574
                                                -----------------       --------------       --------------        --------------
TOTAL EXPENSES                                                18                  675                  232                   574
                                                -----------------       --------------       --------------        --------------
NET INVESTMENT INCOME (LOSS)                                  (5)               5,650                  347                   (80)
                                                -----------------       --------------       --------------        --------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                    51                4,087                  268                 1,816
   Investments                                                21                 (471)               1,273                 1,359
Net change in unrealized appreciation
 on investments                                              184                5,588                4,580                 1,297
                                                -----------------       --------------       --------------        --------------
NET REALIZED AND UNREALIZED GAIN                             256                9,204                6,121                 4,472
                                                -----------------       --------------       --------------        --------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                         $ 251             $ 14,854              $ 6,468               $ 4,392
--------------------------------------------    =================       ==============       ==============        ==============



                                                       JNL/MCM              JNL/MCM             JNL/MCM
                                                    International            JNL 5            JNL Optimized
                                                    Index Portfolio        Portfolio          5 Portfolio (a)
                                                    --------------       --------------       -------------
INVESTMENT INCOME
   Dividends                                              $ 5,034             $ 20,840             $ 1,381
                                                    --------------       --------------       -------------

EXPENSES
   Insurance charges (Note 3)                               3,062               36,888                 404
                                                    --------------       --------------       -------------
TOTAL EXPENSES                                              3,062               36,888                 404
                                                    --------------       --------------       -------------
NET INVESTMENT INCOME (LOSS)                                1,972              (16,048)                977
                                                    --------------       --------------       -------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                  2,091                  851                   -
   Investments                                              7,839               59,439                 183
Net change in unrealized appreciation
 on investments                                            70,709              738,640              10,847
                                                    --------------       --------------       -------------
NET REALIZED AND UNREALIZED GAIN                           80,639              798,930              11,030
                                                    --------------       --------------       -------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                       $ 82,611            $ 782,882            $ 12,007
--------------------------------------------        ==============       ==============       =============


                                                     JNL/MCM               JNL/MCM                JNL/MCM
                                                  Oil & Gas Sector     S&P 400 MidCap             S&P 500
                                                    Portfolio          Index Portfolio         Index Portfolio
                                                  --------------       ----------------        ---------------
INVESTMENT INCOME
   Dividends                                            $ 4,283                $ 2,424                $ 4,627
                                                  --------------       ----------------        ---------------

EXPENSES
   Insurance charges (Note 3)                             1,971                  1,486                  4,823
                                                  --------------       ----------------        ---------------
TOTAL EXPENSES                                            1,971                  1,486                  4,823
                                                  --------------       ----------------        ---------------
NET INVESTMENT INCOME (LOSS)                              2,312                    938                   (196)
                                                  --------------       ----------------        ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies               16,218                  7,742                  3,531
   Investments                                            9,018                  5,041                 10,892
Net change in unrealized appreciation
 on investments                                          22,262                  5,872                 65,598
                                                  --------------       ----------------        ---------------
NET REALIZED AND UNREALIZED GAIN                         47,498                 18,655                 80,021
                                                  --------------       ----------------        ---------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                     $ 49,810               $ 19,593               $ 79,825
--------------------------------------------      ==============       ================        ===============

(a) Commencement of operations May 1, 2006.

                     See notes to the financial statements.



JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                    JNL/MCM             JNL/MCM            JNL/MCM           JNL/MCM
                                                 Select Small-Cap      Small Cap         Technology            VIP
                                                 Portfolio (a)       Index Portfolio    Sector Portfolio    Portfolio
                                                 ---------------     --------------     --------------     -------------
INVESTMENT INCOME
   Dividends                                                $ -            $ 2,624               $ 36           $ 4,191
                                                 ---------------     --------------     --------------     -------------

EXPENSES
   Insurance charges (Note 3)                                89              1,641                266             5,615
                                                 ---------------     --------------     --------------     -------------
TOTAL EXPENSES                                               89              1,641                266             5,615
                                                 ---------------     --------------     --------------     -------------
                                                 ---------------     --------------     --------------     -------------
NET INVESTMENT INCOME (LOSS)                                (89)               983               (230)           (1,424)
                                                 ---------------     --------------     --------------     -------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies                    -             12,247                 85                76
   Investments                                               25              6,314                822            16,636
Net change in unrealized appreciation
   on investments                                         3,176             10,452              2,995            73,016
                                                 ---------------     --------------     --------------     -------------
NET REALIZED AND UNREALIZED GAIN                          3,201             29,013              3,902            89,728
                                                 ---------------     --------------     --------------     -------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                      $ 3,112           $ 29,996            $ 3,672          $ 88,304
---------------------------------------------    ===============     ==============     ==============     =============


                                                 JNL/Oppenheimer            JNL/            JNL/PIMCO
                                                  Global Growth         Oppenheimer        Total Return         JNL/Putnam
                                                    Portfolio          Growth Portfolio   Bond Portfolio       Equity Portfolio
                                                 ----------------      ---------------    ---------------      --------------
INVESTMENT INCOME
   Dividends                                               $ 702                  $ -            $ 2,119                $ 62
                                                 ----------------      ---------------    ---------------      --------------

EXPENSES
   Insurance charges (Note 3)                                899                  233              1,265                 136
                                                 ----------------      ---------------    ---------------      --------------
TOTAL EXPENSES                                               899                  233              1,265                 136
                                                 ----------------      ---------------    ---------------      --------------
                                                 ----------------      ---------------    ---------------      --------------
NET INVESTMENT INCOME (LOSS)                                (197)                (233)               854                 (74)
                                                 ----------------      ---------------    ---------------      --------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies                 6,629                    -                 58                   -
   Investments                                             4,645                  439                 54                 909
Net change in unrealized appreciation
   on investments                                          9,856                1,694              4,476                 953
                                                 ----------------      ---------------    ---------------      --------------
NET REALIZED AND UNREALIZED GAIN                          21,130                2,133              4,588               1,862
                                                 ----------------      ---------------    ---------------      --------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                      $ 20,933              $ 1,900            $ 5,442             $ 1,788
---------------------------------------------    ================      ===============    ===============      ==============



                                                   JNL/Putnam              JNL/Putnam
                                                     Midcap                  Value
                                                 Growth Portfolio        Equity Portfolio
                                                 ----------------        ---------------
INVESTMENT INCOME
   Dividends                                                 $ -                    $ 1
                                                 ----------------        ---------------

EXPENSES
   Insurance charges (Note 3)                                269                     11
                                                 ----------------        ---------------
TOTAL EXPENSES                                               269                     11
                                                 ----------------        ---------------
                                                 ----------------        ---------------
NET INVESTMENT INCOME (LOSS)                                (269)                   (10)
                                                 ----------------        ---------------

REALIZED AND UNREALIZED GAIN
Net realized gain on:
   Distributions from investment companies                     -                      -
   Investments                                               623                      8
Net change in unrealized appreciation
   on investments                                          3,350                    543
                                                 ----------------        ---------------
NET REALIZED AND UNREALIZED GAIN                           3,973                    551
                                                 ----------------        ---------------

NET INCREASE  IN NET ASSETS
   FROM OPERATIONS                                       $ 3,704                  $ 541
---------------------------------------------    ================        ===============

(a)  Commencement of operations May 1, 2006.

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                               JNL/Select       JNL/Select          JNL/Select          JNL/Select
                                                Balanced       Global Growth         Large Cap         Money Market
                                                Portfolio        Portfolio         Growth Portfolio      Portfolio
                                              --------------   --------------      --------------      --------------
INVESTMENT INCOME
   Dividends                                        $ 2,758             $ 94                 $ -            $ 28,169
                                              --------------   --------------      --------------      --------------

EXPENSES
   Insurance charges (Note 3)                           949              189                 320               5,246
                                              --------------   --------------      --------------      --------------
TOTAL EXPENSES                                          949              189                 320               5,246
                                              --------------   --------------      --------------      --------------
                                              --------------   --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS)                          1,809              (95)               (320)             22,923
                                              --------------   --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies              835                -                   -                   -
   Investments                                         (885)             863                 655                   -
Net change in unrealized appreciation
   (depreciation) on investments                     12,182            2,694               2,702                   -
                                              --------------   --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN                     12,132            3,557               3,357                   -
                                              --------------   --------------      --------------      --------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                 $ 13,941          $ 3,462             $ 3,037            $ 22,923
-------------------------------------------   ==============   ==============      ==============      ==============


                                               JNL/Select           JNL/T. Rowe         JNL/T. Rowe            JNL/
                                                  Value           Price Established    Price Mid-Cap      T. Rowe Price
                                                Portfolio         Growth Portfolio     Growth Portfolio   Value Portfolio
                                              --------------      ----------------     ---------------    ---------------
INVESTMENT INCOME
   Dividends                                        $ 1,919                 $ 232             $ 1,747            $ 2,091
                                              --------------      ----------------     ---------------    ---------------

EXPENSES
   Insurance charges (Note 3)                           706                   911               1,633              1,836
                                              --------------      ----------------     ---------------    ---------------
TOTAL EXPENSES                                          706                   911               1,633              1,836
                                              --------------      ----------------     ---------------    ---------------
                                              --------------      ----------------     ---------------    ---------------
NET INVESTMENT INCOME (LOSS)                          1,213                  (679)                114                255
                                              --------------      ----------------     ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies            3,830                 1,463              18,274             14,039
   Investments                                        2,570                 3,948               1,089              6,098
Net change in unrealized appreciation
   (depreciation) on investments                      8,870                12,695              (6,570)            17,361
                                              --------------      ----------------     ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN                     15,270                18,106              12,793             37,498
                                              --------------      ----------------     ---------------    ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                 $ 16,483              $ 17,427            $ 12,907           $ 37,753
-------------------------------------------   ==============      ================     ===============    ===============


                                               JNL/Western        JNL/Western
                                                High Yield         Strategic
                                              Bond Portfolio     Bond Portfolio
                                              ---------------    --------------
INVESTMENT INCOME
   Dividends                                         $ 1,184              $ 85
                                              ---------------    --------------

EXPENSES
   Insurance charges (Note 3)                            711               860
                                              ---------------    --------------
TOTAL EXPENSES                                           711               860
                                              ---------------    --------------
                                              ---------------    --------------
NET INVESTMENT INCOME (LOSS)                             473              (775)
                                              ---------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                 -                 -
   Investments                                        (2,875)              164
Net change in unrealized appreciation
   (depreciation) on investments                       8,735             5,941
                                              ---------------    --------------
NET REALIZED AND UNREALIZED GAIN                       5,860             6,105
                                              ---------------    --------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   $ 6,333           $ 5,330
-------------------------------------------   ===============    ==============


                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                JNL/Western
                                              U.S. Government
                                                 & Quality
                                                Bond Portfolio
                                             ---------------------
INVESTMENT INCOME
   Dividends                                                  $ -
                                             ---------------------

EXPENSES
   Insurance charges (Note 3)                                 187
                                             ---------------------
TOTAL EXPENSES                                                187
                                             ---------------------
                                             ---------------------
NET INVESTMENT (LOSS)                                        (187)
                                             ---------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                      -
   Investments                                                (46)
Net change in unrealized appreciation
on investments                                                899
                                             ---------------------
NET REALIZED AND UNREALIZED GAIN                              853
                                             ---------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                          $ 666
-----------------------------------------    =====================

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                     JNL/              JNL/AIM             JNL/               JNL/
                                                 AIM Large Cap       Real Estate       AIM Small Cap      Alger Growth
                                                 Growth Portfolio     Portfolio        Growth Portfolio     Portfolio
                                                 -------------      --------------     --------------     --------------
OPERATIONS
   Net investment income (loss)                      $ (1,218)              $ 933             $ (493)            $ (246)
   Net realized gain on investments                     1,937               5,409              7,590                471
   Net change in unrealized appreciation
      on investments                                   11,583              18,998                407              2,277
                                                 -------------      --------------     --------------     --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                     12,302              25,340              7,504              2,502
                                                 -------------      --------------     --------------     --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                            27,765              33,756             17,705             13,732
   Policy withdrawals                                  (1,294)                  -               (240)                 -
   Transfers between portfolios                        67,577             131,684             15,927             17,504
   Policyholder charges                                (8,929)             (7,071)            (3,712)            (1,963)
                                                 -------------      --------------     --------------     --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                               85,119             158,369             29,680             29,273
                                                 -------------      --------------     --------------     --------------

NET INCREASE IN NET ASSETS                             97,421             183,709             37,184             31,775

NET ASSETS BEGINNING OF PERIOD                        123,985              28,401             40,044             21,621
                                                 -------------      --------------     --------------     --------------

NET ASSETS END OF PERIOD                            $ 221,406           $ 212,110           $ 77,228           $ 53,396
---------------------------------------------    =============      ==============     ==============     ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                 10,178               2,437              3,048              1,038

      Units Issued                                      9,896              16,714              3,365              1,731
      Units Redeemed                                   (3,112)             (5,714)            (1,260)              (313)
                                                 -------------      --------------     --------------     --------------

Units Outstanding at December 31, 2006                 16,962              13,437              5,153              2,456
                                                 =============      ==============     ==============     ==============


                                                                         JNL/Eagle           JNL/             JNL/
                                                 JNL/Eagle Core          SmallCap       FMR Balanced      FMR Mid-Cap
                                                 Equity Portfolio      Equity Portfolio  Portfolio       Equity Portfolio
                                                 --------------        -------------    -------------    --------------
OPERATIONS
   Net investment income (loss)                         $ (312)              $ (521)            $ 64            $ (190)
   Net realized gain on investments                        453               11,222            1,071               229
   Net change in unrealized appreciation
      on investments                                     4,595                2,973            1,899             2,707
                                                 --------------        -------------    -------------    --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                       4,736               13,674            3,034             2,746
                                                 --------------        -------------    -------------    --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                              9,903               22,909           14,610             6,841
   Policy withdrawals                                        -                 (239)               -                 -
   Transfers between portfolios                         10,629               39,630            6,129             9,874
   Policyholder charges                                 (2,642)              (2,919)          (2,692)           (2,023)
                                                 --------------        -------------    -------------    --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                17,890               59,381           18,047            14,692
                                                 --------------        -------------    -------------    --------------

NET INCREASE IN NET ASSETS                              22,626               73,055           21,081            17,438

NET ASSETS BEGINNING OF PERIOD                          31,512               33,890           18,881            15,167
                                                 --------------        -------------    -------------    --------------

NET ASSETS END OF PERIOD                              $ 54,138            $ 106,945         $ 39,962          $ 32,605
---------------------------------------------    ==============        =============    =============    ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                   1,670                1,600            1,638               639

      Units Issued                                       1,342                4,415            2,126               756
      Units Redeemed                                      (436)              (1,786)            (626)             (160)
                                                 --------------        -------------    -------------    --------------

Units Outstanding at December 31, 2006                   2,576                4,229            3,138             1,235
                                                 ==============        =============    =============    ==============


                                                 JNL/Franklin      JNL/Franklin
                                                    Templeton        Templeton
                                                    Income          Small Cap
                                                 Portfolio (a)    Value Portfolio
                                                 --------------   --------------
OPERATIONS
   Net investment income (loss)                          $ 134            $ 392
   Net realized gain on investments                          5            2,745
   Net change in unrealized appreciation
      on investments                                        47            8,158
                                                 --------------   --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                         186           11,295
                                                 --------------   --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                              2,872           19,891
   Policy withdrawals                                        -                -
   Transfers between portfolios                          1,238           57,056
   Policyholder charges                                   (202)         (10,129)
                                                 --------------   --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                 3,908           66,818
                                                 --------------   --------------

NET INCREASE IN NET ASSETS                               4,094           78,113

NET ASSETS BEGINNING OF PERIOD                               -           27,810
                                                 --------------   --------------

NET ASSETS END OF PERIOD                               $ 4,094        $ 105,923
---------------------------------------------    ==============   ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                       -            2,534

      Units Issued                                         392            9,543
      Units Redeemed                                       (19)          (3,829)
                                                 --------------   --------------

Units Outstanding at December 31, 2006                     373            8,248
                                                 ==============   ==============


(A)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                               JNL/Goldman        JNL/Goldman
                                                Sachs Mid         Sachs Short        JNL/JPMorgan      JNL/JPMorgan
                                                Cap Value          Duration          International     International
                                                Portfolio       Bond Portfolio (a)   Equity Portfolio  Value Portfolio
                                              --------------    ----------------     -------------     --------------
OPERATIONS
   Net investment income (loss)                       $ 893                 $ -            $ (181)           $ 2,657
   Net realized gain on investments                   3,873                   -             2,154             12,374
   Net change in unrealized appreciation
      (depreciation) on investments                   3,917                   1             8,306             21,432
                                              --------------    ----------------     -------------     --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                    8,683                   1            10,279             36,463
                                              --------------    ----------------     -------------     --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                          29,319                   -            19,918             53,332
   Policy withdrawals                                     -                   -               (32)              (254)
   Transfers between portfolios                       3,075                  54            58,528            104,919
   Policyholder charges                              (3,516)                (13)           (4,029)            (9,450)
                                              --------------    ----------------     -------------     --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                             28,878                  41            74,385            148,547
                                              --------------    ----------------     -------------     --------------

NET INCREASE IN NET ASSETS                           37,561                  42            84,664            185,010

NET ASSETS BEGINNING OF PERIOD                       36,466                   -            20,098             41,076
                                              --------------    ----------------     -------------     --------------

NET ASSETS END OF PERIOD                           $ 74,027                $ 42         $ 104,762          $ 226,086
-----------------------------------------     ==============    ================     =============     ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                3,217                   -             1,263              3,171

      Units Issued                                    8,327                   5             5,528             16,526
      Units Redeemed                                 (5,873)                 (1)           (1,417)            (6,403)
                                              --------------    ----------------     -------------     --------------

Units Outstanding at December 31, 2006                5,671                   4             5,374             13,294
                                              ==============    ================     =============     ==============


                                                JNL/Lazard          JNL/Lazard         JNL/Lazard          JNL/MCM
                                                 Emerging             Mid Cap          Small Cap             25
                                              Markets Portfolio (a)Value Portfolio    Value Portfolio   Portfolio (a)
                                              ----------------     --------------     -------------     --------------
OPERATIONS
   Net investment income (loss)                         $ (99)           $ 3,675          $ 12,703             $ (906)
   Net realized gain on investments                       754             11,105            10,551                271
   Net change in unrealized appreciation
      (depreciation) on investments                     5,407              9,950            (4,446)            13,636
                                              ----------------     --------------     -------------     --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                      6,062             24,730            18,808             13,001
                                              ----------------     --------------     -------------     --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                             1,352             44,253            25,940             28,527
   Policy withdrawals                                       -            (12,312)          (11,243)                 -
   Transfers between portfolios                        32,703             37,806            17,389            202,249
   Policyholder charges                                  (310)           (11,069)           (9,944)            (9,619)
                                              ----------------     --------------     -------------     --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                               33,745             58,678            22,142            221,157
                                              ----------------     --------------     -------------     --------------

NET INCREASE IN NET ASSETS                             39,807             83,408            40,950            234,158

NET ASSETS BEGINNING OF PERIOD                              -            127,681           102,322                  -
                                              ----------------     --------------     -------------     --------------

NET ASSETS END OF PERIOD                             $ 39,807          $ 211,089         $ 143,272          $ 234,158
-----------------------------------------     ================     ==============     =============     ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                      -              6,510             6,393                  -

      Units Issued                                      4,745              6,387             3,884             23,210
      Units Redeemed                                   (1,106)            (3,450)           (2,570)              (971)
                                              ----------------     --------------     -------------     --------------

Units Outstanding at December 31, 2006                  3,639              9,447             7,707             22,239
                                              ================     ==============     =============     ==============


                                                  JNL/MCM           JNL/MCM
                                                Bond Index       Communications
                                                 Portfolio       Sector Portfolio
                                               --------------    --------------
OPERATIONS
   Net investment income (loss)                        $ 141             $ 669
   Net realized gain on investments                       16               528
   Net change in unrealized appreciation
      (depreciation) on investments                    2,388             2,141
                                               --------------    --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                     2,545             3,338
                                               --------------    --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                           22,655             3,840
   Policy withdrawals                                      -                 -
   Transfers between portfolios                       79,490            18,504
   Policyholder charges                               (7,422)           (1,489)
                                               --------------    --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                              94,723            20,855
                                               --------------    --------------

NET INCREASE IN NET ASSETS                            97,268            24,193

NET ASSETS BEGINNING OF PERIOD                        43,674             6,432
                                               --------------    --------------

NET ASSETS END OF PERIOD                           $ 140,942          $ 30,625
-----------------------------------------      ==============    ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                 3,808             1,348

      Units Issued                                     9,496             3,892
      Units Redeemed                                  (1,389)             (516)
                                               --------------    --------------

Units Outstanding at December 31, 2006                11,915             4,724
                                               ==============    ==============

(A)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                          JNL/MCM
                                                      JNL/MCM            Enhanced             JNL/MCM             JNL/MCM
                                                  Consumer Brands      S&P 500 Stock      Financial Sector       Healthcare
                                                  Sector Portfolio    Index Portfolio        Portfolio        Sector Portfolio
                                                  ----------------    ----------------    ----------------    -----------------
OPERATIONS
   Net investment income (loss)                              $ (5)            $ 5,650               $ 347                $ (80)
   Net realized gain on investments                            72               3,616               1,541                3,175
   Net change in unrealized appreciation
       on investments                                         184               5,588               4,580                1,297
                                                  ----------------    ----------------    ----------------    -----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                            251              14,854               6,468                4,392
                                                  ----------------    ----------------    ----------------    -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                   470              23,503               9,589               17,683
   Policy withdrawals                                           -                (218)                  -                 (621)
   Transfers between portfolios                             2,104              13,758               2,317               31,983
   Policyholder charges                                      (300)             (6,842)             (2,942)              (6,788)
                                                  ----------------    ----------------    ----------------    -----------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                    2,274              30,201               8,964               42,257
                                                  ----------------    ----------------    ----------------    -----------------

NET INCREASE IN NET ASSETS                                  2,525              45,055              15,432               46,649

NET ASSETS BEGINNING OF PERIOD                              1,442              70,700              34,509               71,435
                                                  ----------------    ----------------    ----------------    -----------------

NET ASSETS END OF PERIOD                                  $ 3,967           $ 115,755            $ 49,941            $ 118,084
----------------------------------------------    ================    ================    ================    =================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                        131               7,809               2,538                5,888

      Units Issued                                            217               4,965               1,666                6,255
      Units Redeemed                                          (28)             (1,721)             (1,082)              (2,918)
                                                  ----------------    ----------------    ----------------    -----------------

Units Outstanding at December 31, 2006                        320              11,053               3,122                9,225
                                                  ================    ================    ================    =================


                                                      JNL/MCM              JNL/MCM               JNL/MCM                JNL/MCM
                                                   International            JNL 5             JNL Optimized         Oil & Gas Sector
                                                  Index Portfolio         Portfolio          5 Portfolio (a)           Portfolio
                                                  ----------------     ----------------      -----------------      ----------------
OPERATIONS
   Net investment income (loss)                           $ 1,972            $ (16,048)                 $ 977               $ 2,312
   Net realized gain on investments                         9,930               60,290                    183                25,236
   Net change in unrealized appreciation
       on investments                                      70,709              738,640                 10,847                22,262
                                                  ----------------     ----------------      -----------------      ----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                         82,611              782,882                 12,007                49,810
                                                  ----------------     ----------------      -----------------      ----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                86,401              933,508                  3,487                64,098
   Policy withdrawals                                     (11,438)             (53,361)                     -               (11,756)
   Transfers between portfolios                           107,127            2,833,365                256,910               223,166
   Policyholder charges                                   (22,418)            (258,962)                (2,509)              (16,252)
                                                  ----------------     ----------------      -----------------      ----------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                  159,672            3,454,550                257,888               259,256
                                                  ----------------     ----------------      -----------------      ----------------

NET INCREASE IN NET ASSETS                                242,283            4,237,432                269,895               309,066

NET ASSETS BEGINNING OF PERIOD                            256,672            2,469,792                      -               132,406
                                                  ----------------     ----------------      -----------------      ----------------

NET ASSETS END OF PERIOD                                $ 498,955          $ 6,707,224              $ 269,895             $ 441,472
----------------------------------------------    ================     ================      =================      ================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                     16,393              205,494                      -                 5,330

      Units Issued                                         17,616              313,694                 25,382                13,317
      Units Redeemed                                       (8,531)             (46,320)                  (361)               (3,924)
                                                  ----------------     ----------------      -----------------      ----------------

Units Outstanding at December 31, 2006                     25,478              472,868                 25,021                14,723
                                                  ================     ================      =================      ================


                                                      JNL/MCM               JNL/MCM
                                                  S&P 400 MidCap            S&P 500
                                                  Index Portfolio       Index Portfolio
                                                  ----------------      -----------------
OPERATIONS
   Net investment income (loss)                             $ 938                 $ (196)
   Net realized gain on investments                        12,783                 14,423
   Net change in unrealized appreciation
       on investments                                       5,872                 65,598
                                                  ----------------      -----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                         19,593                 79,825
                                                  ----------------      -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                54,258                175,878
   Policy withdrawals                                      (2,701)                (4,153)
   Transfers between portfolios                           139,092                191,967
   Policyholder charges                                   (12,828)               (57,870)
                                                  ----------------      -----------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                  177,821                305,822
                                                  ----------------      -----------------

NET INCREASE IN NET ASSETS                                197,414                385,647

NET ASSETS BEGINNING OF PERIOD                            123,707                403,013
                                                  ----------------      -----------------

NET ASSETS END OF PERIOD                                $ 321,121              $ 788,660
----------------------------------------------    ================      =================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                      8,462                 36,152

      Units Issued                                         17,032                 41,954
      Units Redeemed                                       (5,471)               (16,206)
                                                  ----------------      -----------------

Units Outstanding at December 31, 2006                     20,023                 61,900
                                                  ================      =================

(A)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                 JNL/MCM           JNL/MCM            JNL/MCM           JNL/MCM
                                              Select Small-Cap   Select Small Cap   Technology            VIP
                                              Portfolio (a)      Index Portfolio   Sector Portfolio    Portfolio
                                              --------------     -------------     --------------     -------------
OPERATIONS
   Net investment income (loss)                       $ (89)            $ 983             $ (230)         $ (1,424)
   Net realized gain on investments                      25            18,561                907            16,712
   Net change in unrealized appreciation
      on investments                                  3,176            10,452              2,995            73,016
                                              --------------     -------------     --------------     -------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                    3,112            29,996              3,672            88,304
                                              --------------     -------------     --------------     -------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                               -            45,307             10,177           188,080
   Policy withdrawals                                     -            (2,663)              (825)          (21,140)
   Transfers between portfolios                      28,117            63,436              4,626           248,922
   Policyholder charges                                (239)          (19,229)            (3,331)          (47,599)
                                              --------------     -------------     --------------     -------------
NET INCREASE  IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                             27,878            86,851             10,647           368,263
                                              --------------     -------------     --------------     -------------

NET INCREASE IN NET ASSETS                           30,990           116,847             14,319           456,567

NET ASSETS BEGINNING OF PERIOD                            -           137,183             38,521           492,028
                                              --------------     -------------     --------------     -------------

NET ASSETS END OF PERIOD                           $ 30,990         $ 254,030           $ 52,840         $ 948,595
-----------------------------------------     ==============     =============     ==============     =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                    -             9,844              6,211            40,581

      Units Issued                                   12,066             3,147              5,035            58,149
      Units Redeemed                                 (6,285)              (25)            (3,424)          (28,482)
                                              --------------     -------------     --------------     -------------

Units Outstanding at December 31, 2006                5,781            12,966              7,822            70,248
                                              ==============     =============     ==============     =============


                                               JNL/Oppenheimer      JNL/             JNL/PIMCO
                                              Global Growth      Oppenheimer       Total Return       JNL/Putnam
                                                Portfolio       Growth Portfolio   Bond Portfolio    Equity Portfolio
                                              --------------    --------------     --------------    --------------
OPERATIONS
   Net investment income (loss)                      $ (197)           $ (233)             $ 854             $ (74)
   Net realized gain on investments                  11,274               439                112               909
   Net change in unrealized appreciation
      on investments                                  9,856             1,694              4,476               953
                                              --------------    --------------     --------------    --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   20,933             1,900              5,442             1,788
                                              --------------    --------------     --------------    --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                          28,528             4,581             25,549             2,526
   Policy withdrawals                                  (804)                -                (27)                -
   Transfers between portfolios                     114,915            (1,269)           144,571             4,395
   Policyholder charges                              (7,990)           10,192            (14,000)           (2,025)
                                              --------------    --------------     --------------    --------------
NET INCREASE  IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                            134,649            13,504            156,093             4,896
                                              --------------    --------------     --------------    --------------

NET INCREASE IN NET ASSETS                          155,582            15,404            161,535             6,684

NET ASSETS BEGINNING OF PERIOD                       56,203            19,024             69,372            12,726
                                              --------------    --------------     --------------    --------------

NET ASSETS END OF PERIOD                          $ 211,785          $ 34,428          $ 230,907          $ 19,410
-----------------------------------------     ==============    ==============     ==============    ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                4,259             2,089              4,642               545

      Units Issued                                   12,724             2,302             13,375               874
      Units Redeemed                                 (3,154)             (770)            (2,989)             (683)
                                              --------------    --------------     --------------    --------------

Units Outstanding at December 31, 2006               13,829             3,621             15,028               736
                                              ==============    ==============     ==============    ==============


                                               JNL/Putnam        JNL/Putnam
                                                 Midcap             Value
                                              Growth Portfolio  Equity Portfolio
                                              -------------     --------------
OPERATIONS
   Net investment income (loss)                     $ (269)             $ (10)
   Net realized gain on investments                    623                  8
   Net change in unrealized appreciation
      on investments                                 3,350                543
                                              -------------     --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   3,704                541
                                              -------------     --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                         12,536              2,678
   Policy withdrawals                                    -                  -
   Transfers between portfolios                     20,069              3,989
   Policyholder charges                             (1,797)              (511)
                                              -------------     --------------
NET INCREASE  IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                            30,808              6,156
                                              -------------     --------------

NET INCREASE IN NET ASSETS                          34,512              6,697

NET ASSETS BEGINNING OF PERIOD                      16,302                254
                                              -------------     --------------

NET ASSETS END OF PERIOD                          $ 50,814            $ 6,951
-----------------------------------------     =============     ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005               1,869                 11

      Units Issued                                   5,357                273
      Units Redeemed                                (1,678)               (23)
                                              -------------     --------------

Units Outstanding at December 31, 2006               5,548                261
                                              =============     ==============

(A)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006


                                                      JNL/Select         JNL/Select          JNL/Select          JNL/Select
                                                       Balanced         Global Growth         Large Cap         Money Market
                                                      Portfolio           Portfolio         Growth Portfolio      Portfolio
                                                     -------------      --------------      --------------      --------------
OPERATIONS
   Net investment income (loss)                           $ 1,809               $ (95)             $ (320)           $ 22,923
   Net realized gain (loss) on investments                    (50)                863                 655                   -
   Net change in unrealized appreciation
      (depreciation) on investments                        12,182               2,694               2,702                   -
                                                     -------------      --------------      --------------      --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                         13,941               3,462               3,037              22,923
                                                     -------------      --------------      --------------      --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                22,008               6,757               5,319             200,466
   Policy withdrawals                                      (8,099)                  -                   -                   -
   Transfers between portfolios                            40,525              55,035              20,971             275,318
   Policyholder charges                                    (5,916)             (1,748)             (2,302)            (62,729)
                                                     -------------      --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                   48,518              60,044              23,988             513,055
                                                     -------------      --------------      --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS                      62,459              63,506              27,025             535,978

NET ASSETS BEGINNING OF PERIOD                             89,932               8,485              26,091             365,747
                                                     -------------      --------------      --------------      --------------

NET ASSETS END OF PERIOD                                $ 152,391            $ 71,991            $ 53,116           $ 901,725
-----------------------------------------------      =============      ==============      ==============      ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                      3,475                 336                 897              27,376

      Units Issued                                          3,220               2,941               1,565              82,894
      Units Redeemed                                       (1,472)               (735)               (704)            (45,220)
                                                     -------------      --------------      --------------      --------------

Units Outstanding at December 31, 2006                      5,223               2,542               1,758              65,050
                                                     =============      ==============      ==============      ==============


                                                      JNL/Select         JNL/T. Rowe         JNL/T. Rowe            JNL/
                                                        Value           Price Established   Price Mid-Cap       T. Rowe Price
                                                      Portfolio         Growth Portfolio    Growth Portfolio    Value Portfolio
                                                     -------------      --------------      --------------      -------------
OPERATIONS
   Net investment income (loss)                           $ 1,213              $ (679)              $ 114              $ 255
   Net realized gain (loss) on investments                  6,400               5,411              19,363             20,137
   Net change in unrealized appreciation
      (depreciation) on investments                         8,870              12,695              (6,570)            17,361
                                                     -------------      --------------      --------------      -------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                         16,483              17,427              12,907             37,753
                                                     -------------      --------------      --------------      -------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                17,015              22,169              51,499             18,114
   Policy withdrawals                                           -                (232)               (672)              (240)
   Transfers between portfolios                            71,520             100,437              58,355             48,141
   Policyholder charges                                    (6,603)             (6,802)            (16,904)           (16,644)
                                                     -------------      --------------      --------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                   81,932             115,572              92,278             49,371
                                                     -------------      --------------      --------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS                      98,415             132,999             105,185             87,124

NET ASSETS BEGINNING OF PERIOD                             47,803              56,560             145,074            172,136
                                                     -------------      --------------      --------------      -------------

NET ASSETS END OF PERIOD                                $ 146,218           $ 189,559           $ 250,259          $ 259,260
-----------------------------------------------      =============      ==============      ==============      =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                      2,660               1,934               3,572             11,948

      Units Issued                                          5,999               5,506               4,420              8,657
      Units Redeemed                                       (1,888)             (1,691)             (2,193)            (5,515)
                                                     -------------      --------------      --------------      -------------

Units Outstanding at December 31, 2006                      6,771               5,749               5,799             15,090
                                                     =============      ==============      ==============      =============


                                                      JNL/Western         JNL/Western
                                                      High Yield           Strategic
                                                     Bond Portfolio      Bond Portfolio
                                                     --------------      --------------
OPERATIONS
   Net investment income (loss)                              $ 473              $ (775)
   Net realized gain (loss) on investments                  (2,875)                164
   Net change in unrealized appreciation
      (depreciation) on investments                          8,735               5,941
                                                     --------------      --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                           6,333               5,330
                                                     --------------      --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                 11,622              58,561
   Policy withdrawals                                         (231)             (7,319)
   Transfers between portfolios                            (57,951)             30,242
   Policyholder charges                                     (6,005)             (5,451)
                                                     --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                   (52,565)             76,033
                                                     --------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS                      (46,232)             81,363

NET ASSETS BEGINNING OF PERIOD                             105,633              64,742
                                                     --------------      --------------

NET ASSETS END OF PERIOD                                  $ 59,401           $ 146,105
-----------------------------------------------      ==============      ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                       7,557               3,179

      Units Issued                                           2,273              10,363
      Units Redeemed                                        (5,961)             (6,684)
                                                     --------------      --------------

Units Outstanding at December 31, 2006                       3,869               6,858
                                                     ==============      ==============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                   JNL/Western
                                                 U.S. Government
                                                    & Quality
                                                 Bond Portfolio
                                               --------------------
OPERATIONS
   Net investment (loss)                                    $ (187)
   Net realized (loss) on investments                          (46)
   Net change in unrealized appreciation
      on investments                                           899
                                               --------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                             666
                                               --------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                  3,365
   Policy withdrawals                                            -
   Transfers between portfolios                             11,308
   Policyholder charges                                     (2,029)
                                               --------------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                    12,644
                                               --------------------

NET INCREASE IN NET ASSETS                                  13,310

NET ASSETS BEGINNING OF PERIOD                              16,724
                                               --------------------

NET ASSETS END OF PERIOD                                  $ 30,034
----------------------------------------       ====================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2005                         987

      Units Issued                                             926
      Units Redeemed                                          (186)
                                               --------------------

Units Outstanding at December 31, 2006                       1,727
                                               ====================

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
FOR THE PERIOD ENDED DECEMBER 31, 2005


                                                      JNL/             JNL/AIM             JNL/              JNL/
                                                  AIM Large Cap      Real Estate       AIM Small Cap     Alger Growth
                                                  Growth Portfolio  Portfolio (a)      Growth Portfolio    Portfolio
                                                  -------------     --------------     -------------     --------------
OPERATIONS
   Net investment income (loss)                         $ (490)             $ (52)           $ (201)             $ (75)
   Net realized gain (loss) on investments                 385                (16)               96                260
   Net change in unrealized appreciation
      (depreciation) on investments                      5,940                866             2,346              1,104
                                                  -------------     --------------     -------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                       5,835                798             2,241              1,289
                                                  -------------     --------------     -------------     --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                             12,974                811             5,551              2,287
   Policy withdrawals                                       (8)              (151)               (8)                 -
   Transfers between portfolios                         87,507             27,465            28,238             12,532
   Policyholder charges (Note 3)                        (4,800)              (522)           (1,794)              (902)
                                                  -------------     --------------     -------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                95,673             27,603            31,987             13,917
                                                  -------------     --------------     -------------     --------------

NET INCREASE (DECREASE) IN NET ASSETS                  101,508             28,401            34,228             15,206

NET ASSETS BEGINNING OF PERIOD                          22,477                  -             5,816              6,415
                                                  -------------     --------------     -------------     --------------

NET ASSETS END OF PERIOD                             $ 123,985           $ 28,401          $ 40,044           $ 21,621
---------------------------------------------     =============     ==============     =============     ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                   1,966                  -               477                344

      Units Issued                                       9,095              2,534             2,715                978
      Units Redeemed                                      (883)               (97)             (144)              (284)
                                                  -------------     --------------     -------------     --------------

Units Outstanding at December 31, 2005                  10,178              2,437             3,048              1,038
                                                  =============     ==============     =============     ==============


                                                  JNL/Alliance                           JNL/Eagle            JNL/
                                                  Capital Growth     JNL/Eagle Core      SmallCap         FMR Balanced
                                                  Portfolio (b)      Equity Portfolio  Equity Portfolio    Portfolio
                                                  --------------     --------------    --------------     -------------
OPERATIONS
   Net investment income (loss)                            $ (5)              $ 35            $ (109)            $ (95)
   Net realized gain (loss) on investments                 (172)             4,273               798                76
   Net change in unrealized appreciation
      (depreciation) on investments                         (21)              (563)             (160)            1,417
                                                  --------------     --------------    --------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         (198)             3,745               529             1,398
                                                  --------------     --------------    --------------     -------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                 106              5,483             4,033             4,262
   Policy withdrawals                                         -               (128)                -                 -
   Transfers between portfolios                          (1,772)             5,974            24,787            13,437
   Policyholder charges (Note 3)                            (35)            (2,442)           (1,404)           (1,347)
                                                  --------------     --------------    --------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                 (1,701)             8,887            27,416            16,352
                                                  --------------     --------------    --------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS                    (1,899)            12,632            27,945            17,750

NET ASSETS BEGINNING OF PERIOD                            1,899             18,880             5,945             1,131
                                                  --------------     --------------    --------------     -------------

NET ASSETS END OF PERIOD                                    $ -           $ 31,512          $ 33,890          $ 18,881
---------------------------------------------     ==============     ==============    ==============     =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                      183              1,036               286               107

      Units Issued                                           18              8,564             1,577             1,672
      Units Redeemed                                       (201)            (7,930)             (263)             (141)
                                                  --------------     --------------    --------------     -------------

Units Outstanding at December 31, 2005                        -              1,670             1,600             1,638
                                                  ==============     ==============    ==============     =============

                                                                      JNL/Franklin
                                                      JNL/            Templeton
                                                   FMR Mid-Cap        Small Cap
                                                  Equity Portfolio   Value Portfolio (a
                                                  --------------     -------------
OPERATIONS
   Net investment income (loss)                           $ (20)            $ (28)
   Net realized gain (loss) on investments                   20                 1
   Net change in unrealized appreciation
      (depreciation) on investments                         583               232
                                                  --------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          583               205
                                                  --------------     -------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                               1,939             1,026
   Policy withdrawals                                       (66)                -
   Transfers between portfolios                          12,302            26,965
   Policyholder charges (Note 3)                         (1,222)             (386)
                                                  --------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                 12,953            27,605
                                                  --------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS                    13,536            27,810

NET ASSETS BEGINNING OF PERIOD                            1,631                 -
                                                  --------------     -------------

NET ASSETS END OF PERIOD                               $ 15,167          $ 27,810
---------------------------------------------     ==============     =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                       73                 -

      Units Issued                                          682             2,579
      Units Redeemed                                       (116)              (45)
                                                  --------------     -------------

Units Outstanding at December 31, 2005                      639             2,534
                                                  ==============     =============


(A)  COMMENCEMENT OF OPERATIONS MAY 2, 2005.
(B)  PERIOD FROM JANUARY 1, 2005 THROUGH APRIL 28, 2005.

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                JNL/Goldman
                                                 Sachs Mid          JNL/JPMorgan        JNL/JPMorgan         JNL/Lazard
                                                 Cap Value         International       International          Mid Cap
                                               Portfolio (a)       Equity Portfolio    Value Portfolio     Value Portfolio
                                               ---------------     ---------------     ---------------     ---------------
OPERATIONS
   Net investment income (loss)                         $ (45)              $ 258                $ 12            $ 11,269
   Net realized gain on investments                        12                  21                 486               7,752
   Net change in unrealized appreciation
      (depreciation) on investments                       999               1,059               3,044             (14,197)
                                               ---------------     ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                        966               1,338               3,542               4,824
                                               ---------------     ---------------     ---------------     ---------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                             2,565               3,321               6,745               8,259
   Policy withdrawals                                       -                   -                   -                   -
   Transfers between portfolios                        33,083              15,957              28,687              93,266
   Policyholder charges (Note 3)                         (148)               (712)             (1,970)             (6,920)
                                               ---------------     ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                               35,500              18,566              33,462              94,605
                                               ---------------     ---------------     ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS                  36,466              19,904              37,004              99,429

NET ASSETS BEGINNING OF PERIOD                              -                 194               4,072              28,252
                                               ---------------     ---------------     ---------------     ---------------

NET ASSETS END OF PERIOD                             $ 36,466            $ 20,098            $ 41,076           $ 127,681
-------------------------------------------    ===============     ===============     ===============     ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                      -                  13                 371               1,560

      Units Issued                                      3,243               1,302               3,335               5,578
      Units Redeemed                                      (26)                (52)               (535)               (628)
                                               ---------------     ---------------     ---------------     ---------------

Units Outstanding at December 31, 2005                  3,217               1,263               3,171               6,510
                                               ===============     ===============     ===============     ===============


                                                 JNL/Lazard           JNL/MCM             JNL/MCM            JNL/MCM
                                                 Small Cap           Bond Index        Communications     Consumer Brands
                                               Value Portfolio       Portfolio         Sector Portfolio   Sector Portfolio
                                               ---------------     ---------------     ---------------    ---------------
OPERATIONS
   Net investment income (loss)                       $ 4,728               $ 816               $ 656                $ 5
   Net realized gain on investments                     7,016                 243                 380                273
   Net change in unrealized appreciation
      (depreciation) on investments                    (9,119)               (731)             (1,097)              (445)
                                               ---------------     ---------------     ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      2,625                 328                 (61)              (167)
                                               ---------------     ---------------     ---------------    ---------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                             7,064              10,046               1,763                485
   Policy withdrawals                                       -                (426)                (33)               (33)
   Transfers between portfolios                        72,936              20,287                (299)            (2,574)
   Policyholder charges (Note 3)                       (6,335)             (3,291)               (437)              (226)
                                               ---------------     ---------------     ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                               73,665              26,616                 994             (2,348)
                                               ---------------     ---------------     ---------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS                  76,290              26,944                 933             (2,515)

NET ASSETS BEGINNING OF PERIOD                         26,032              16,730               5,499              3,957
                                               ---------------     ---------------     ---------------    ---------------

NET ASSETS END OF PERIOD                            $ 102,322            $ 43,674             $ 6,432            $ 1,442
-------------------------------------------    ===============     ===============     ===============    ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                  1,696               1,475               1,158                349

      Units Issued                                      5,662               3,422               1,449                 67
      Units Redeemed                                     (965)             (1,089)             (1,259)              (285)
                                               ---------------     ---------------     ---------------    ---------------

Units Outstanding at December 31, 2005                  6,393               3,808               1,348                131
                                               ===============     ===============     ===============    ===============



                                                  JNL/MCM
                                                  Enhanced            JNL/MCM
                                               S&P 500 Stock       Financial Sector
                                               Index Portfolio       Portfolio
                                               ---------------     ---------------
OPERATIONS
   Net investment income (loss)                       $ 4,228               $ 414
   Net realized gain on investments                     2,408                 483
   Net change in unrealized appreciation
      (depreciation) on investments                    (5,956)                877
                                               ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                        680               1,774
                                               ---------------     ---------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                            11,060               4,945
   Policy withdrawals                                    (252)                  -
   Transfers between portfolios                        59,408              18,975
   Policyholder charges (Note 3)                       (2,752)             (1,747)
                                               ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                               67,464              22,173
                                               ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS                  68,144              23,947

NET ASSETS BEGINNING OF PERIOD                          2,556              10,562
                                               ---------------     ---------------

NET ASSETS END OF PERIOD                             $ 70,700            $ 34,509
-------------------------------------------    ===============     ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                    296                 836

      Units Issued                                      8,561               2,568
      Units Redeemed                                   (1,048)               (866)
                                               ---------------     ---------------

Units Outstanding at December 31, 2005                  7,809               2,538
                                               ===============     ===============

(A)  COMMENCEMENT OF OPERATIONS MAY 2, 2005.

                     See notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005


                                                    JNL/MCM             JNL/MCM            JNL/MCM             JNL/MCM
                                                   Healthcare        International          JNL 5           Oil & Gas Sector
                                                 Sector Portfolio    Index Portfolio      Portfolio           Portfolio
                                                 ---------------     ---------------    ---------------     ---------------
OPERATIONS
   Net investment income (loss)                           $ 142             $ 5,074           $ (6,590)            $ 2,036
   Net realized gain on investments                         684              28,621              7,355               3,386
   Net change in unrealized appreciation
      (depreciation) on investments                       2,110             (16,824)           119,895               2,527
                                                 ---------------     ---------------    ---------------     ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                        2,936              16,871            120,660               7,949
                                                 ---------------     ---------------    ---------------     ---------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                              10,132              19,940            442,443               7,949
   Policy withdrawals                                       (15)               (515)           (12,813)                  -
   Transfers between portfolios                          33,172             181,490          1,853,621             113,529
   Policyholder charges (Note 3)                         (3,651)            (10,394)           (56,627)             (3,477)
                                                 ---------------     ---------------    ---------------     ---------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                 39,638             190,521          2,226,624             118,001
                                                 ---------------     ---------------    ---------------     ---------------

NET INCREASE IN NET ASSETS                               42,574             207,392          2,347,284             125,950

NET ASSETS BEGINNING OF PERIOD                           28,861              49,280            122,508               6,456
                                                 ---------------     ---------------    ---------------     ---------------

NET ASSETS END OF PERIOD                               $ 71,435           $ 256,672        $ 2,469,792           $ 132,406
--------------------------------------------     ===============     ===============    ===============     ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                    2,570               3,539             11,219                 356

      Units Issued                                        4,362              15,625            209,648               6,256
      Units Redeemed                                     (1,044)             (2,771)           (15,373)             (1,282)
                                                 ---------------     ---------------    ---------------     ---------------

Units Outstanding at December 31, 2005                    5,888              16,393            205,494               5,330
                                                 ===============     ===============    ===============     ===============


                                                    JNL/MCM             JNL/MCM            JNL/MCM             JNL/MCM
                                                 S&P 400 MidCap         S&P 500           Small Cap           Technology
                                                 Index Portfolio     Index Portfolio    Index Portfolio     Sector Portfolio
                                                 ---------------     ---------------    ---------------     ---------------
OPERATIONS
   Net investment income (loss)                           $ 796             $ 2,440            $ 1,497               $ 330
   Net realized gain on investments                      10,002              15,609              7,670                 590
   Net change in unrealized appreciation
      (depreciation) on investments                      (1,452)             (6,645)            (4,165)               (458)
                                                 ---------------     ---------------    ---------------     ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                        9,346              11,404              5,002                 462
                                                 ---------------     ---------------    ---------------     ---------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                              24,529              63,370             52,356               6,139
   Policy withdrawals                                      (742)             (1,243)              (516)                  -
   Transfers between portfolios                          11,828             127,062              7,639              19,200
   Policyholder charges (Note 3)                         (8,164)            (33,737)           (11,348)             (1,812)
                                                 ---------------     ---------------    ---------------     ---------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                 27,451             155,452             48,131              23,527
                                                 ---------------     ---------------    ---------------     ---------------

NET INCREASE IN NET ASSETS                               36,797             166,856             53,133              23,989

NET ASSETS BEGINNING OF PERIOD                           86,910             236,157             84,050              14,532
                                                 ---------------     ---------------    ---------------     ---------------

NET ASSETS END OF PERIOD                              $ 123,707           $ 403,013          $ 137,183            $ 38,521
--------------------------------------------     ===============     ===============    ===============     ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                    6,611              21,979              6,243               2,430

      Units Issued                                        5,739              21,516              7,904               6,342
      Units Redeemed                                     (3,888)             (7,343)            (4,303)             (2,561)
                                                 ---------------     ---------------    ---------------     ---------------

Units Outstanding at December 31, 2005                    8,462              36,152              9,844               6,211
                                                 ===============     ===============    ===============     ===============


                                                    JNL/MCM          JNL/Oppenheimer
                                                      VIP            Global Growth
                                                   Portfolio           Portfolio
                                                 ---------------     ---------------
OPERATIONS
   Net investment income (loss)                           $ 206              $ (185)
   Net realized gain on investments                       3,516               1,033
   Net change in unrealized appreciation
      (depreciation) on investments                      29,617               5,388
                                                 ---------------     ---------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                       33,339               6,236
                                                 ---------------     ---------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                              38,253              10,071
   Policy withdrawals                                       (67)                (27)
   Transfers between portfolios                         430,872              21,375
   Policyholder charges (Note 3)                        (10,451)             (3,953)
                                                 ---------------     ---------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                458,607              27,466
                                                 ---------------     ---------------

NET INCREASE IN NET ASSETS                              491,946              33,702

NET ASSETS BEGINNING OF PERIOD                               82              22,501
                                                 ---------------     ---------------

NET ASSETS END OF PERIOD                              $ 492,028            $ 56,203
--------------------------------------------     ===============     ===============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                        7               1,935

      Units Issued                                       47,934               3,174
      Units Redeemed                                     (7,360)               (850)
                                                 ---------------     ---------------

Units Outstanding at December 31, 2005                   40,581               4,259
                                                 ===============     ===============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005


                                                  JNL/            JNL/PIMCO                            JNL/Putnam
                                               Oppenheimer       Total Return       JNL/Putnam           Midcap
                                              Growth Portfolio   Bond Portfolio    Equity Portfolio   Growth Portfolio
                                              --------------     -------------     --------------     -------------
OPERATIONS
   Net investment income (loss)                       $ (79)          $ 2,140               $ (3)            $ (94)
   Net realized gain on investments                     262               601                148               154
   Net change in unrealized appreciation
      (depreciation) on investments                   1,542            (1,989)               821             1,596
                                              --------------     -------------     --------------     -------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                    1,725               752                966             1,656
                                              --------------     -------------     --------------     -------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                           2,416             4,835              1,519             2,776
   Policy withdrawals                                     -                 -                  -                 -
   Transfers between portfolios                      15,194            43,650                374            12,538
   Policyholder charges (Note 3)                       (596)           (8,385)              (599)             (668)
                                              --------------     -------------     --------------     -------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                             17,014            40,100              1,294            14,646
                                              --------------     -------------     --------------     -------------

NET INCREASE IN NET ASSETS                           18,739            40,852              2,260            16,302

NET ASSETS BEGINNING OF PERIOD                          285            28,520             10,466                 -
                                              --------------     -------------     --------------     -------------

NET ASSETS END OF PERIOD                           $ 19,024          $ 69,372           $ 12,726          $ 16,302
-----------------------------------------     ==============     =============     ==============     =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                   34             1,940                484                 -

      Units Issued                                    2,639             3,550                107             2,677
      Units Redeemed                                   (584)             (848)               (46)             (808)
                                              --------------     -------------     --------------     -------------

Units Outstanding at December 31, 2005                2,089             4,642                545             1,869
                                              ==============     =============     ==============     =============


                                             JNL/Putnam        JNL/Select         JNL/Select        JNL/Select         JNL/Select
                                                Value           Balanced         Global Growth       Large Cap        Money Market
                                            Equity Portfolio    Portfolio          Portfolio       Growth Portfolio    Portfolio
                                            --------------    --------------     --------------    --------------     -------------
OPERATIONS
   Net investment income (loss)                       $ 2           $ 3,021                $ 8             $ (84)          $ 3,618
   Net realized gain on investments                     3             8,565                 20                26                 -
   Net change in unrealized appreciation
      (depreciation) on investments                     7            (8,515)               525               917                 -
                                            --------------    --------------     --------------    --------------     -------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                     12             3,071                553               859             3,618
                                            --------------    --------------     --------------    --------------     -------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                           196             5,145              2,405             1,041           263,156
   Policy withdrawals                                   -              (552)               (59)                -                 -
   Transfers between portfolios                       143            63,705              5,849            23,976            97,737
   Policyholder charges (Note 3)                      (97)           (2,609)              (631)           (1,126)          (35,587)
                                            --------------    --------------     --------------    --------------     -------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                              242            65,689              7,564            23,891           325,306
                                            --------------    --------------     --------------    --------------     -------------

NET INCREASE IN NET ASSETS                            254            68,760              8,117            24,750           328,924

NET ASSETS BEGINNING OF PERIOD                          -            21,172                368             1,341            36,823
                                            --------------    --------------     --------------    --------------     -------------

NET ASSETS END OF PERIOD                            $ 254          $ 89,932            $ 8,485          $ 26,091         $ 365,747
-----------------------------------------   ==============    ==============     ==============    ==============     =============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                  -               861                 15                48             2,812

      Units Issued                                     17             2,931                400               935            54,494
      Units Redeemed                                   (6)             (317)               (79)              (86)          (29,930)
                                            --------------    --------------     --------------    --------------     -------------

Units Outstanding at December 31, 2005                 11             3,475                336               897            27,376
                                            ==============    ==============     ==============    ==============     =============


                                             JNL/Select
                                                Value
                                              Portfolio
                                            --------------
OPERATIONS
   Net investment income (loss)                   $ 1,063
   Net realized gain on investments                 3,451
   Net change in unrealized appreciation
      (depreciation) on investments                (1,764)
                                            --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                  2,750
                                            --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                         9,186
   Policy withdrawals                                   -
   Transfers between portfolios                    12,904
   Policyholder charges (Note 3)                   (3,511)
                                            --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                           18,579
                                            --------------

NET INCREASE IN NET ASSETS                         21,329

NET ASSETS BEGINNING OF PERIOD                     26,474
                                            --------------

NET ASSETS END OF PERIOD                         $ 47,803
-----------------------------------------   ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004              1,583

      Units Issued                                  2,101
      Units Redeemed                               (1,024)
                                            --------------

Units Outstanding at December 31, 2005              2,660
                                            ==============

                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2005


                                            JNL/T. Rowe        JNL/T. Rowe            JNL/             JNL/Western
                                          Price Established   Price Mid-Cap       T. Rowe Price        High Yield
                                          Growth Portfolio   Growth Portfolio    Value Portfolio      Bond Portfolio
                                          ----------------   -----------------   ----------------    ----------------
OPERATIONS
   Net investment income (loss)                   $ (206)             $ (170)           $ 2,789            $ 7,103
   Net realized gain on investments                1,161              10,654              3,828              1,242
   Net change in unrealized appreciation
      (depreciation) on investments                2,575                (944)            (2,761)            (7,561)
                                          ---------------    ----------------    ---------------     --------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                 3,530               9,540              3,856                784
                                          ---------------    ----------------    ---------------     --------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                        8,768              13,144              6,546              9,539
   Policy withdrawals                                 (8)               (129)                (8)                 -
   Transfers between portfolios                   25,352              97,154            139,141             88,165
   Policyholder charges (Note 3)                  (3,920)             (6,456)           (10,652)            (3,777)
                                          ---------------    ----------------    ---------------     --------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                          30,192             103,713            135,027             93,927
                                          ---------------    ----------------    ---------------     --------------

NET INCREASE IN NET ASSETS                        33,722             113,253            138,883             94,711

NET ASSETS BEGINNING OF PERIOD                    22,838              31,821             33,253             10,922
                                          ---------------    ----------------    ---------------     --------------

NET ASSETS END OF PERIOD                        $ 56,560           $ 145,074          $ 172,136          $ 105,633
-------------------------------------     ===============    ================    ===============     ==============


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004               828                 888              2,437                788

      Units Issued                                 1,903               3,077             10,929              7,827
      Units Redeemed                                (797)               (393)            (1,418)            (1,058)
                                          ---------------    ----------------    ---------------     --------------

Units Outstanding at December 31, 2005             1,934               3,572             11,948              7,557
                                          ===============    ================    ===============     ==============


                                                                JNL/Western
                                           JNL/Western        U.S. Government
                                            Strategic            & Quality
                                          Bond Portfolio      Bond Portfolio
                                          ---------------     ----------------
OPERATIONS
   Net investment income (loss)                  $ 2,797                $ 484
   Net realized gain on investments                  929                  211
   Net change in unrealized appreciation
      (depreciation) on investments               (2,961)                (480)
                                          ---------------     ----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                   765                  215
                                          ---------------     ----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                       14,544                1,303
   Policy withdrawals                                  -                    -
   Transfers between portfolios                   47,075                4,295
   Policyholder charges (Note 3)                  (4,494)              (1,043)
                                          ---------------     ----------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                          57,125                4,555
                                          ---------------     ----------------

NET INCREASE IN NET ASSETS                        57,890                4,770

NET ASSETS BEGINNING OF PERIOD                     6,852               11,954
                                          ---------------     ----------------

NET ASSETS END OF PERIOD                        $ 64,742             $ 16,724
-------------------------------------     ===============     ================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004               343                  717

      Units Issued                                 6,793                  883
      Units Redeemed                              (3,957)                (613)
                                          ---------------     ----------------

Units Outstanding at December 31, 2005             3,179                  987
                                          ===============     ================
                     See notes to the financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Jackson National Life Insurance Company ("Jackson National") established Jackson National Separate Account IV (the "Separate Account") on June 14, 1997. The Separate Account commenced operations on March 8, 2004, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson National and the obligations under the contracts are the obligation of Jackson National. However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson National may conduct.

The Separate Account receives and invests, based on the directions of the policyholder, net premiums for individual flexible premium variable universal life contracts issued by Jackson National. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained fifty-one
(51) Portfolios during 2006, each of which invests in the following series of mutual funds ("Funds"):


--------------------------------------------------------------------------------------------------------------------
                                                 JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                            JNL/MCM S&P 400 MidCap Fund*
JNL/AIM Real Estate Fund                                 JNL/MCM S&P 500 Index Fund*
JNL/AIM Small Cap Growth Fund                            JNL/MCM Small Cap Index Fund*
JNL/Alger Growth Fund                                    JNL/Oppenheimer Global Growth Fund
JNL/Eagle Core Equity Fund                               JNL/Oppenheimer Growth Fund
JNL/Eagle SmallCap Equity Fund                           JNL/PIMCO Total Return Bond Fund
JNL/FMR Balanced Fund                                    JNL/Putnam Equity Fund
JNL/FMR Mid-Cap Equity Fund                              JNL/Putnam Midcap Growth Fund
JNL/Franklin Templeton Income Fund                       JNL/Putnam Value Equity Fund
JNL/Franklin Templeton Small Cap Value Fund              JNL/Select Balanced Fund
JNL/Goldman Sachs Mid Cap Value Fund                     JNL/Select Global Growth Fund
JNL/Goldman Sachs Short Duration Bond Fund               JNL/Select Large Cap Growth Fund
JNL/JPMorgan International Equity Fund                   JNL/Select Money Market Fund
JNL/JPMorgan International Value Fund                    JNL/Select Value Fund
JNL/Lazard Emerging Markets Fund                         JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Mid Cap Value Fund                            JNL/T. Rowe Price Mid Cap Growth Fund
JNL/Lazard Small Cap Value Fund                          JNL/T. Rowe Price Value Fund
JNL/MCM Bond Index Fund*                                 JNL/Western High Yield Bond Fund
JNL/MCM Enhanced S&P 500 Stock Index Fund*               JNL/Western Strategic Bond Fund
JNL/MCM International Index Fund*                        JNL/Western U.S. Government & Quality Bond Fund

---------------------------------------------------------
                 JNL VARIABLE FUND LLC
JNL/MCM 25 Fund*
JNL/MCM Communications Sector Fund*
JNL/MCM Consumer Brands Sector Fund*
JNL/MCM Financial Sector Fund*
JNL/MCM Healthcare Sector Fund*
JNL/MCM JNL 5 Fund*
JNL/MCM JNL Optimized 5 Fund*
JNL/MCM Oil & Gas Sector Fund*
JNL/MCM Select Small-Cap Fund*
JNL/MCM Technology Sector Fund*
JNL/MCM VIP Fund*

*MCM denotes the sub adviser Mellon Capital Management throughout these financial statements.

JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 - ORGANIZATION (CONTINUED)

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson National, serves as investment adviser for all the Funds and receives a fee for its services from each of the Funds.

During the year ended December 31, 2006, the following Funds changed names:


--------------------------------------------------------- ------------------------------------------------ --------------
PRIOR PORTFOLIO NAME                                      CURRENT PORTFOLIO NAME                           EFFECTIVE DATE
--------------------------------------------------------- ------------------------------------------------ --------------
--------------------------------------------------------- ------------------------------------------------ --------------
JNL/FMR Capital Growth Fund                               JNL/FMR Mid-Cap Equity Fund                      May 1, 2006
--------------------------------------------------------- ------------------------------------------------ --------------
--------------------------------------------------------- ------------------------------------------------ --------------
JNL/Salomon Brothers High Yield Bond Fund                 JNL/Western High Yield Bond Fund                 May 1, 2006
--------------------------------------------------------- ------------------------------------------------ --------------
--------------------------------------------------------- ------------------------------------------------ --------------
JNL/Salomon Brothers Strategic Bond Fund                  JNL/Western Strategic Bond Fund                  May 1, 2006
--------------------------------------------------------- ------------------------------------------------ --------------
--------------------------------------------------------- ------------------------------------------------ --------------
JNL/Salomon Brothers U.S. Government & Quality Bond Fund  JNL/Western U.S. Government & Quality Bond Fund  May 1, 2006
--------------------------------------------------------- ------------------------------------------------ --------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

     The Separate Account's investments in the corresponding series of mutual funds are stated at the closing net asset values of the respective Funds. The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Investments in the Funds are recorded on trade date. Realized gain distributions are reinvested in the respective Funds. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income to the Separate Account on the ex-dividend date.

FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the federal income tax return of Jackson National, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax has been provided.

JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS

     In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE 3 - POLICY CHARGES

Charges are deducted from the Separate Account and remitted to Jackson National, to compensate Jackson National for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

ASSET-BASED CHARGES

     INSURANCE CHARGES

     Jackson National deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.15% to 0.90% for years 1-10, 0% to 0.25% for years 11-20 and 0% for years greater than 21 for the assumption of mortality and expense risks. The mortality risk assumed by Jackson National is that the insured may receive benefits greater than those anticipated by Jackson National. This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account. This is charged through the daily unit value calculation.

TRANSACTION CHARGES

Policy premium payments are reflected net of the following charges paid:

     SALES CHARGE
     A basic sales charge is deducted from each premium payment received. This sales charge is not to exceed 6% of each premium in all years. Total sales charges deducted from premium payments for the years ended December 31, 2006 and 2005 amounted to $100,362 and $44,651, respectively.

     PREMIUM TAX CHARGE
     A premium tax charge in the amount of 2.5% is deducted from each premium payment. Premium taxes are paid to state and local governments.

     FEDERAL TAX CHARGE
     A federal tax charge of 1.5% is deducted from each premium payment.

     Total tax charges for the years ended December 31, 2006 and 2005 amounted to $106,122 and $48,097, respectively.

JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - POLICY CHARGES (CONTINUED)

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the policy. These charges are paid by redeeming units of the Separate Account held by the individual policyholder.

     COST OF INSURANCE CHARGE
     The cost of insurance varies with the amount of insurance, the insured's age, sex, risk class, and duration of the policy.

     MONTHLY POLICY CHARGE
     A monthly policy fee is assessed at $15 per month of policy years 1-3 and $7.50 per month thereafter.

     ADMINISTRATIVE CHARGE
     An administrative charge of 8 cents per thousand of the specified death benefit (policy face value) will be assessed in the first 10 policy years.

     OPTIONAL RIDER CHARGES
     Types of optional riders include the following: Scheduled Term Insurance, Waiver of Monthly Deductions, Wavier of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider. For a full explanation of product optional riders please refer to the products prospectus.

The total of cash value charges for the years ended December 31, 2006 and 2005 amounted to $717,976 and $267,157, respectively.

CONTRACT CHARGES

     TRANSFER FEE CHARGE
     A transfer fee of $25 will apply to transfers made by policyholders between the portfolios in excess of 15 transfers in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required. This fee will be deducted from contract values remaining in the portfolio(s) from which the transfers were made. If such remaining contract value is insufficient to pay the transfer fee, then the fee will be deducted from transferred contract values.

     RE-UNDERWRITING FEE CHARGE
     If a transaction under a policy requires underwriting approval after the commencement date a fee of $25 is assessed.

     ILLUSTRATION CHARGE
     One personalized illustration is free of charge each policy year. A fee of $25 will be assessed for any additional illustration requests during the policy year.

     SURRENDER CHARGES
     During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract. The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract. The rate is determined based on a number of factors, including the insured's age, sex, underwriting risk classification, and the contract year of surrender. The surrender charges are assessed by Jackson National and withheld from the proceeds of withdrawals.

     There were no contract charges assessed for the years ended December 31, 2006 and 2005.

JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     For the year ended December 31, 2006, purchases and proceeds from sales of investments are as follows:

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
--------------------------------------------------------------------------------


                                                                               PROCEEDS
                                                              PURCHASES       FROM SALES
JNL/AIM Large Cap Growth Fund                                  $  125,536      $  41,635
JNL/AIM Small Cap Growth Fund                                      54,034         18,881
JNL/Alger Growth Fund                                              36,083          7,056
JNL/Eagle Core Equity Fund                                         26,312          8,734
JNL/Eagle SmallCap Equity Fund                                    109,108         41,905
JNL/FMR Balanced Fund                                              26,385          7,642
JNL/FMR Mid-Cap Equity Fund
                                                                   18,618          4,116
JNL/Franklin Templeton Income Fund                                  4,248            205
JNL/Franklin Templeton Small Cap Value Fund                       116,220         49,010
JNL/Goldman Sachs Mid Cap Value Fund                              102,026         72,555
JNL/Goldman Sachs Short Duration Bond Fund
                                                                       54             13
JNL/MCM Enhanced S&P 500 Stock Index Fund                          56,712         16,775
JNL/MCM International Index Fund                                  317,401        153,667
JNL/MCM S&P 400 MidCap Fund*                                      272,444         85,943
JNL/MCM S&P 500 Index Fund                                        510,344        201,189
JNL/MCM Small Cap Index Fund                                      195,144         95,063
JNL/Oppenheimer Global Growth Fund                                187,890         46,810
JNL/Oppenheimer Growth Fund                                        20,532          7,261
JNL/PIMCO Total Return Bond Fund                                  203,493         46,488
JNL/Putnam Equity Fund                                             20,611         15,790



                                                                             PROCEEDS
                                                           PURCHASES        FROM SALES
JNL/AIM Real Estate Fund                                     $  237,731      $  78,128
JNL/JPMorgan International Equity Fund                          100,660         26,456
JNL/JPMorgan International Value Fund                           254,664        100,849
JNL/Lazard Emerging Markets Fund                                 44,701         11,055
JNL/Lazard Mid Cap Value Fund                                   147,959         72,063
JNL/Lazard Small Cap Value Fund                                  90,958         44,791
JNL/MCM Bond Index Fund
                                                                111,694         16,830
JNL/Putnam Midcap Growth Fund                                    45,080         14,541
JNL/Putnam Value Equity Fund                                      6,712            567
JNL/Western High Yield Bond Fund                                 34,008         86,100
JNL/Western Strategic Bond Fund
                                                                214,291        139,033
JNL/Western U.S. Government & Quality Bond Fund                  15,812          3,356
JNL/Select Balanced Fund                                         92,462         41,300
JNL/Select Global Growth Fund                                    79,956         20,007
JNL/Select Large Cap Growth Fund                                 44,475         20,806
JNL/Select Money Market Fund                                  1,158,892        623,077
JNL/Select Value Fund                                           125,315         38,340
JNL/T. Rowe Price Established Growth Fund                       169,532         53,176
JNL/T. Rowe Price Mid Cap Growth Fund                           202,209         91,543
JNL/T. Rowe Price Value Fund                                    152,022         88,358

--------------------------------------------------------------------------------
                              JNL VARIABLE FUND LLC
--------------------------------------------------------------------------------

                                                                                PROCEEDS
                                                              PURCHASES       FROM SALES
JNL/MCM 25 Fund                                                 $ 230,970      $  10,719
JNL/MCM Communications Sector Fund                                 24,885          3,006
JNL/MCM Consumer Brands Sector Fund                                 2,661            341
JNL/MCM Financial Sector Fund                                      25,053         15,475
JNL/MCM Healthcare Sector Fund                                     79,707         35,714



                                                                             PROCEEDS
                                                           PURCHASES        FROM SALES
JNL/MCM JNL 5 Fund                                          $ 4,126,047     $  686,694
JNL/MCM JNL Optimized 5 Fund                                    262,995          4,090
JNL/MCM Oil & Gas Sector Fund                                   392,062        114,275
JNL/MCM Select Small-Cap Fund                                    28,117            329
JNL/MCM Technology Sector Fund                                   32,137         21,634
JNL/MCM VIP Fund                                                736,869        369,954


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS

The following is a summary for each period in the five year period ended December 31, 2006 of unit values, total returns and expense ratios for variable universal life contracts in addition to certain other portfolio data.


                                             JNL/            JNL/AIM             JNL/              JNL/          JNL/Alliance
                                         AIM Large Cap     Real Estate       AIM Small Cap     Alger Growth      Capital Growth
                                         Growth Portfolio  Portfolio (A)     Growth Portfolio   Portfolio        Portfolio (B)
                                         --------------    -------------     -------------     -------------     -------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                               $ 13.032768      $ 15.781580       $ 14.931429       $ 21.700152           n/a
   Total Return*                                 7.02%           35.37%            13.71%             4.27%           n/a
  Ratio of Expenses**                            0.90%            0.90%             0.90%             0.90%           n/a
-------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                               $ 12.178317      $ 11.658101       $ 13.131109       $ 20.810674       $ 10.568951
   Total Return*                                 6.52%        16.58%***             7.76%            11.56%            -8.81%
  Ratio of Expenses**                            0.90%            0.90%             0.90%             0.90%             0.90%
-------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                               $ 11.433328          n/a           $ 12.185226       $ 18.654545       $ 10.404026
  1 Total Return*                                6.72%          n/a                 2.97%             1.56%             4.00%
  Ratio of Expenses**                            0.90%          n/a                 0.90%             0.90%             0.90%
-------------------------------------


                                                                                                                  JNL/Franklin
                                                             JNL/Eagle            JNL/              JNL/            Templeton
                                         JNL/Eagle Core      SmallCap         FMR Balanced       FMR Mid-Cap         Income
                                         Equity Portfolio  Equity Portfolio     Portfolio       Equity Portfolio  Portfolio (C)
                                         -------------     -------------      --------------    --------------    --------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                              $ 20.854650       $ 25.239352         $ 12.672464       $ 26.366030       $ 10.947149
   Total Return*                               11.52%            19.27%               9.98%            11.31%          9.47%***
  Ratio of Expenses**                           0.90%             0.90%               0.90%             0.90%             0.90%
-------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                              $ 18.700141       $ 21.162138         $ 11.522162       $ 23.687175          n/a
   Total Return*                                2.63%             1.79%               9.32%             5.39%          n/a
  Ratio of Expenses**                           0.90%             0.90%               0.90%             0.90%          n/a
-------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                              $ 18.220254       $ 20.789885         $ 10.540035       $ 22.476700          n/a
  1 Total Return*                               2.99%             9.59%               6.35%            12.75%          n/a
  Ratio of Expenses**                           0.90%             0.90%               0.90%             0.90%          n/a
-------------------------------------

*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(A)  COMMENCEMENT OF OPERATIONS MAY 2, 2005.

(B)  FOR 2005, THE PERIOD IS FROM JANUARY 1, 2005 THROUGH  ACQUISITION APRIL 28,
     2005. UNIT VALUES DISCLOSED ARE AS OF APRIL 28, 2005.

(C)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                                        JNL/               JNL/AIM               JNL/                JNL/
                                                    AIM Large Cap        Real Estate         AIM Small Cap       Alger Growth
                                                   Growth Portfolio     Portfolio (A)       Growth Portfolio       Portfolio
                                                   ----------------     ---------------     ----------------    ----------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                           $ 13.567844         $ 15.970235          $ 15.522342         $ 23.608191
   Total Return*                                             7.88%              36.39%               14.55%               5.21%
  Ratio of Expenses**                                        0.15%               0.15%                0.15%               0.15%
-----------------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                           $ 12.577213         $ 11.709483          $ 13.550122         $ 22.439024
  2 Total Return*                                           10.60%              17.09%               14.83%              15.64%
  Ratio of Expenses**                                        0.15%               0.15%                0.15%               0.15%
-----------------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                             n/a                  n/a                 n/a                 n/a
   Total Return*                                         n/a                  n/a                 n/a                 n/a
  Ratio of Expenses**                                    n/a                  n/a                 n/a                 n/a
-----------------------------------------------



                                                     JNL/Alliance                              JNL/Eagle              JNL/
                                                    Capital Growth      JNL/Eagle Core         SmallCap           FMR Balanced
                                                    Portfolio (B)       Equity Portfolio    Equity Portfolio       Portfolio
                                                    ---------------     ----------------    ----------------     ---------------
LOWEST EXPENSE RATIO

 PERIOD ENDED DECEMBER 31, 2006
   Unit Value                                             n/a               $ 22.530903         $ 27.309652         $ 13.320544
    Total Return*                                         n/a                    12.38%              20.29%              10.82%
   Ratio of Expenses**                                    n/a                     0.15%               0.15%               0.15%
 -----------------------------------------------

 PERIOD ENDED DECEMBER 31, 2005
   Unit Value                                          $ 11.209657          $ 20.049426         $ 22.702383         $ 12.020425
   2 Total Return*                                          -6.27%                5.74%               9.03%              13.05%
   Ratio of Expenses**                                       0.15%                0.15%               0.15%               0.15%
 -----------------------------------------------

 PERIOD ENDED DECEMBER 31, 2004
   Unit Value                                             n/a                 n/a                 n/a                  n/a
    Total Return*                                         n/a                 n/a                 n/a                  n/a
   Ratio of Expenses**                                    n/a                 n/a                 n/a                  n/a
 -----------------------------------------------


                                                                          JNL/Franklin
                                                          JNL/              Templeton
                                                       FMR Mid-Cap           Income
                                                     Equity Portfolio     Portfolio (C)
                                                     ----------------    ----------------
 LOWEST EXPENSE RATIO

  PERIOD ENDED DECEMBER 31, 2006
    Unit Value                                           $ 28.818034         $ 10.988884
     Total Return*                                            12.21%            9.89%***
    Ratio of Expenses**                                        0.15%               0.15%
  -----------------------------------------------

  PERIOD ENDED DECEMBER 31, 2005
    Unit Value                                           $ 25.681552           n/a
    2 Total Return*                                           10.62%           n/a
    Ratio of Expenses**                                        0.15%           n/a
  -----------------------------------------------

  PERIOD ENDED DECEMBER 31, 2004
    Unit Value                                             n/a                 n/a
     Total Return*                                         n/a                 n/a
    Ratio of Expenses**                                    n/a                 n/a
  -----------------------------------------------



*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

2 Total return is calculated for the period from January 7, 2005 through December 31, 2005 unless otherwise noted.

(A)  COMMENCEMENT OF OPERATIONS MAY 2, 2005.

(B)  FOR 2005, THE PERIOD IS FROM JANUARY 1, 2005 THROUGH  ACQUISITION APRIL 28,
     2005. UNIT VALUES DISCLOSED ARE AS OF APRIL 28, 2005.

(C)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                                        JNL/               JNL/AIM               JNL/                JNL/
                                                    AIM Large Cap        Real Estate         AIM Small Cap       Alger Growth
                                                   Growth Portfolio     Portfolio (A)       Growth Portfolio       Portfolio
                                                   ----------------     ---------------     ----------------    ----------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                                 $ 221               $ 212                 $ 77                $ 53
   Units Outstanding (in thousands)                             17                  13                    5                   2
   Investment Income Ratio *                                 0.12%               1.89%                0.00%               0.15%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                                 $ 124                $ 28                 $ 40                $ 22
   Units Outstanding (in thousands)                             10                   2                    3                   1
   Investment Income Ratio *                                 0.07%               0.00%                0.00%               0.19%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                                  $ 22           n/a                        $ 6                 $ 6
   Units Outstanding (in thousands)                              2           n/a                          -                   -
   Investment Income Ratio *                                 0.00%           n/a                      0.00%               0.68%



                                                    JNL/Alliance                              JNL/Eagle              JNL/
                                                   Capital Growth      JNL/Eagle Core         SmallCap           FMR Balanced
                                                   Portfolio (B)       Equity Portfolio    Equity Portfolio       Portfolio
                                                   ---------------     ----------------    ----------------     ---------------
PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)
   Units Outstanding (in thousands)                      n/a                      $ 54               $ 107                $ 40
   Investment Income Ratio *                             n/a                         3                   4                   3
                                                         n/a                     0.01%               0.00%               1.03%
PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)
   Units Outstanding (in thousands)                      $ -                   -  $ 32                $ 34                $ 19
   Investment Income Ratio *                                    -                    2                   2                   2
                                                            0.00%                0.96%               0.00%               0.01%
PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)
   Units Outstanding (in thousands)                           $ 2                 $ 19                 $ 6                 $ 1
   Investment Income Ratio *                                    -                    1                   -                   -
                                                            0.12%                0.92%               0.00%               1.28%


                                                                         JNL/Franklin
                                                        JNL/              Templeton
                                                     FMR Mid-Cap           Income
                                                   Equity Portfolio     Portfolio (C)
                                                   ----------------    ----------------
PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)
   Units Outstanding (in thousands)                           $ 33                 $ 4
   Investment Income Ratio *                                     1                   -
                                                             0.00%               6.87%
PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)
   Units Outstanding (in thousands)                           $ 15           n/a
   Investment Income Ratio *                                     1           n/a
                                                             0.59%           n/a
PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)
   Units Outstanding (in thousands)                            $ 2           n/a
   Investment Income Ratio *                                     -           n/a
                                                             0.00%           n/a


*    THESE AMOUNTS REPRESENT THE DIVIDENDS,  EXCLUDING  DISTRIBUTIONS OF CAPITAL
     GAINS, RECEIVED BY THE PORTFOLIO FROM THE UNDERLYING MUTUAL FUND DIVIDED BY
     AVERAGE NET ASSETS.

(A)  COMMENCEMENT OF OPERATIONS MAY 2, 2005.

(B)  FOR 2005, THE PERIOD IS FROM JANUARY 1, 2005 THROUGH  ACQUISITION APRIL 28,
     2005.

(C)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                             JNL/Franklin         JNL/Goldman          JNL/Goldman
                                               Templeton           Sachs Mid           Sachs Short        JNL/JPMorgan
                                               Small Cap           Cap Value            Duration          International
                                            Value Portfolio (A)  Portfolio (A)       Bond Portfolio (B)  Equity Portfolio
                                            ----------------     ---------------     ----------------    ----------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                    $ 12.826857         $ 13.034457          $ 10.289759         $ 19.339354
   Total Return*                                     16.88%              15.02%             2.90%***              21.88%
  Ratio of Expenses**                                 0.90%               0.90%                0.90%               0.90%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                    $ 10.974426         $ 11.331977            n/a               $ 15.868157
   Total Return*                                   9.74%***           13.32%***            n/a                     9.92%
  Ratio of Expenses**                                 0.90%               0.90%            n/a                     0.90%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                      n/a                  n/a                 n/a               $ 14.435758
  1 Total Return*                                 n/a                  n/a                 n/a                    11.16%
  Ratio of Expenses**                             n/a                  n/a                 n/a                     0.90%
----------------------------------------


                                             JNL/JPMorgan           JNL/Lazard              JNL/Lazard          JNL/Lazard
                                            International            Emerging                Mid Cap             Small Cap
                                            Value Portfolio     Markets Portfolio (B)     Value Portfolio     Value Portfolio
                                            ---------------     -------------------       ---------------     ----------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                   $ 16.974826             $ 10.935330           $ 22.261780          $ 18.518176
   Total Return*                                    31.09%                9.35%***                13.83%               16.08%
  Ratio of Expenses**                                0.90%                   0.90%                 0.90%                0.90%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                   $ 12.949414              n/a                  $ 19.557843          $ 15.953233
   Total Return*                                    17.89%              n/a                        8.01%                3.91%
  Ratio of Expenses**                                0.90%              n/a                        0.90%                0.90%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                   $ 10.985522              n/a                  $ 18.106710          $ 15.352967
  1 Total Return*                                   15.15%              n/a                       14.97%                8.58%
  Ratio of Expenses**                                0.90%              n/a                        0.90%                0.90%
----------------------------------------



                                                JNL/MCM             JNL/MCM
                                                  25               Bond Index
                                             Portfolio (B)         Portfolio
                                            ----------------     ---------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                    $ 10.528745         $ 11.802936
   Total Return*                                   5.29%***               2.92%
  Ratio of Expenses**                                 0.90%               0.90%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                      n/a               $ 11.468049
   Total Return*                                  n/a                     1.13%
  Ratio of Expenses**                             n/a                     0.90%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                      n/a               $ 11.339800
  1 Total Return*                                 n/a                     0.31%
  Ratio of Expenses**                             n/a                     0.90%
----------------------------------------


*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(A)  COMMENCEMENT OF OPERATIONS MAY 2, 2005.

(B)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                                    JNL/Franklin          JNL/Goldman         JNL/Goldman
                                                      Templeton            Sachs Mid          Sachs Short         JNL/JPMorgan
                                                      Small Cap            Cap Value            Duration          International
                                                   Value Portfolio (A)   Portfolio (A)       Bond Portfolio (B)  Equity Portfolio
                                                   ----------------     ----------------     ---------------     ----------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                           $ 12.986803          $ 13.195052         $ 10.309745          $ 21.099172
   Total Return*                                            17.75%               15.86%            3.10%***               22.91%
  Ratio of Expenses**                                        0.15%                0.15%               0.15%                0.15%
----------------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                           $ 11.029022          $ 11.388570            n/a               $ 17.165760
  2 Total Return*                                           10.29%               13.88%            n/a                    14.18%
  Ratio of Expenses**                                        0.15%                0.15%            n/a                     0.15%
----------------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                             n/a                  n/a                  n/a                 n/a
   Total Return*                                         n/a                  n/a                  n/a                 n/a
  Ratio of Expenses**                                    n/a                  n/a                  n/a                 n/a
----------------------------------------------

                                                    JNL/JPMorgan           JNL/Lazard             JNL/Lazard           JNL/Lazard
                                                    International           Emerging                Mid Cap            Small Cap
                                                   Value Portfolio     Markets Portfolio (B)    Value Portfolio      Value Portfolio
                                                   ----------------    -------------------      ----------------     ---------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                           $ 18.156141            $ 10.989271           $ 23.776963         $ 19.781003
   Total Return*                                            32.38%               9.89%***                14.68%              16.95%
  Ratio of Expenses**                                        0.15%                  0.15%                 0.15%               0.15%
----------------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                           $ 13.714953             n/a                  $ 20.732990         $ 16.914450
  2 Total Return*                                           21.49%             n/a                       11.94%              10.60%
  Ratio of Expenses**                                        0.15%             n/a                        0.15%               0.15%
----------------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                             n/a                   n/a                    n/a                  n/a
   Total Return*                                         n/a                   n/a                    n/a                  n/a
  Ratio of Expenses**                                    n/a                   n/a                    n/a                  n/a
----------------------------------------------


                                                           JNL/MCM             JNL/MCM
                                                             25              Bond Index
                                                        Portfolio (B)         Portfolio
                                                       ----------------    ----------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                               $ 10.581230         $ 12.281892
   Total Return*                                              5.81%***               3.88%
  Ratio of Expenses**                                            0.15%               0.15%
----------------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                                 n/a               $ 11.822772
  2 Total Return*                                            n/a                     2.15%
  Ratio of Expenses**                                        n/a                     0.15%
----------------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                                 n/a                 n/a
   Total Return*                                             n/a                 n/a
  Ratio of Expenses**                                        n/a                 n/a
----------------------------------------------


*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

2 Total return is calculated for the period from January 7, 2005 through December 31, 2005 unless otherwise noted.

(A)  COMMENCEMENT OF OPERATIONS MAY 2, 2005.

(B)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    JNL/Franklin           JNL/Goldman         JNL/Goldman
                                                      Templeton             Sachs Mid          Sachs Short         JNL/JPMorgan
                                                      Small Cap             Cap Value            Duration          International
                                                   Value Portfolio (A)    Portfolio (A)       Bond Portfolio (B)  Equity Portfolio
                                                   ----------------      ----------------     ---------------     ----------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                                 $ 106                  $ 74            $ -                   - $ 105
   Units Outstanding (in thousands)                              8                     6                   -                    5
   Investment Income Ratio *                                 1.32%                 2.48%               0.00%                0.44%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                                  $ 28                  $ 36            n/a                      $ 20
   Units Outstanding (in thousands)                              3                     3            n/a                         1
   Investment Income Ratio *                                 0.00%                 0.00%            n/a                     4.99%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                             n/a                   n/a                 n/a                        $ -
   Units Outstanding (in thousands)                      n/a                   n/a                 n/a                          -
   Investment Income Ratio *                             n/a                   n/a                 n/a                      2.00%



                                                 JNL/JPMorgan            JNL/Lazard             JNL/Lazard           JNL/Lazard
                                                 International            Emerging                Mid Cap            Small Cap
                                                Value Portfolio      Markets Portfolio (B)    Value Portfolio      Value Portfolio
                                                ----------------     -------------------      ----------------     ---------------
PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)
   Units Outstanding (in thousands)                       $ 226                    $ 40                 $ 211               $ 143
   Investment Income Ratio *                                 13                       4                     9                   8
                                                          2.98%                   0.00%                 2.78%               9.25%
PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)
   Units Outstanding (in thousands)                        $ 41              n/a                        $ 128               $ 102
   Investment Income Ratio *                                  3              n/a                            7                   6
                                                          0.97%              n/a                       21.55%               9.70%
PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)
   Units Outstanding (in thousands)                         $ 4              n/a                         $ 28                $ 26
   Investment Income Ratio *                                  -              n/a                            2                   2
                                                          0.89%              n/a                        0.28%               0.00%



                                                    JNL/MCM             JNL/MCM
                                                      25              Bond Index
                                                 Portfolio (B)         Portfolio
                                                ----------------    ----------------
PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)
   Units Outstanding (in thousands)                       $ 234               $ 141
   Investment Income Ratio *                                 22                  12
                                                          0.00%               1.07%
PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)
   Units Outstanding (in thousands)                   n/a                      $ 44
   Investment Income Ratio *                          n/a                         4
                                                      n/a                     4.00%
PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)
   Units Outstanding (in thousands)                   n/a                      $ 17
   Investment Income Ratio *                          n/a                         1
                                                      n/a                     2.30%

*    THESE AMOUNTS REPRESENT THE DIVIDENDS,  EXCLUDING  DISTRIBUTIONS OF CAPITAL
     GAINS, RECEIVED BY THE PORTFOLIO FROM THE UNDERLYING MUTUAL FUND DIVIDED BY
     AVERAGE NET ASSETS.

(A)  COMMENCEMENT OF OPERATIONS MAY 2, 2005.

(B)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.

JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                       JNL/MCM
                                                 JNL/MCM            JNL/MCM            Enhanced           JNL/MCM
                                              Communications     Consumer Brands    S&P 500 Stock      Financial Sector
                                              Sector Portfolio   Sector Portfolio   Index Portfolio      Portfolio
                                              ---------------    ---------------    ---------------    ---------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                      $ 6.457355        $ 12.397126        $ 10.377575        $ 15.702916
   Total Return*                                      35.46%             12.72%             16.02%             17.92%
  Ratio of Expenses**                                  0.90%              0.90%              0.90%              0.90%
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                      $ 4.767123        $ 10.998273         $ 8.944921        $ 13.316365
   Total Return*                                       0.40%             -3.05%              3.70%              5.36%
  Ratio of Expenses**                                  0.90%              0.90%              0.90%              0.90%
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                      $ 4.748237        $ 11.344108         $ 8.625882        $ 12.638361
  1 Total Return*                                      5.97%              6.08%              6.99%              4.98%
  Ratio of Expenses**                                  0.90%              0.90%              0.90%              0.90%
-----------------------------------------



                                                 JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM
                                               Healthcare        International          JNL 5          JNL Optimized
                                              Sector Portfolio   Index Portfolio    Portfolio (A)      5 Portfolio (B)
                                              --------------     --------------     --------------     --------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                    $ 12.656454        $ 19.538850        $ 14.157430        $ 10.781597
   Total Return*                                      5.50%             24.80%             17.92%           7.82%***
  Ratio of Expenses**                                 0.90%              0.90%              0.90%              0.90%
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                    $ 11.996686        $ 15.656093        $ 12.005547           n/a
   Total Return*                                      6.84%             12.44%              9.94%           n/a
  Ratio of Expenses**                                 0.90%              0.90%              0.90%           n/a
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                    $ 11.228753        $ 13.923662        $ 10.919851           n/a
  1 Total Return*                                    -2.17%             14.07%              9.20%           n/a
  Ratio of Expenses**                                 0.90%              0.90%              0.90%           n/a
-----------------------------------------


                                                 JNL/MCM            JNL/MCM
                                              Oil & Gas Sector   S&P 400 MidCap
                                                Portfolio        Index Portfolio
                                              --------------     ---------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                    $ 29.553998         $ 15.915376
   Total Return*                                     19.97%               8.93%
  Ratio of Expenses**                                 0.90%               0.90%
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                    $ 24.633864         $ 14.611011
   Total Return*                                     35.82%              11.14%
  Ratio of Expenses**                                 0.90%               0.90%
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                    $ 18.137769         $ 13.146545
  1 Total Return*                                    21.54%               8.71%
  Ratio of Expenses**                                 0.90%               0.90%
-----------------------------------------


*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE
     REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUNDS ARE EXCLUDED.

***  TOTAL RETURN IS CALCULATED  FROM THE EFFECTIVE  DATE THROUGH THE END OF THE
     REPORTING PERIOD.  THE EFFECTIVE DATE IS THE DATE WHEN THE OPTIONAL BENEFIT
     IN THE VARIABLE ACCOUNT WAS ELECTED BY A CONTRACT OWNER.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(A)  INCEPTION DATE OCTOBER 1, 2004.

(B)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.

JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                       JNL/MCM
                                                 JNL/MCM            JNL/MCM            Enhanced           JNL/MCM
                                              Communications     Consumer Brands    S&P 500 Stock      Financial Sector
                                              Sector Portfolio   Sector Portfolio   Index Portfolio      Portfolio
                                              ---------------    ---------------    ---------------    ---------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                      $ 6.828616        $ 13.115267        $ 10.986725        $ 16.605147
   Total Return*                                      36.62%             13.54%             16.89%             18.81%
  Ratio of Expenses**                                  0.15%              0.15%              0.15%              0.15%
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                      $ 4.998395        $ 11.551310         $ 9.399281        $ 13.976372
  2 Total Return*                                      1.44%             -0.90%              6.68%              8.58%
  Ratio of Expenses**                                  0.15%              0.15%              0.15%              0.15%
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                        n/a                n/a                n/a                n/a
   Total Return*                                    n/a                n/a                n/a                n/a
  Ratio of Expenses**                               n/a                n/a                n/a                n/a
-----------------------------------------



                                                 JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM
                                               Healthcare        International          JNL 5          JNL Optimized
                                              Sector Portfolio   Index Portfolio    Portfolio (A)      5 Portfolio (B)
                                              --------------     --------------     --------------     --------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                    $ 13.392623        $ 20.245313        $ 14.396694        $ 10.838637
   Total Return*                                      6.29%             25.74%             18.81%           8.39%***
  Ratio of Expenses**                                 0.15%              0.15%              0.15%              0.15%
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                    $ 12.599652        $ 16.101480        $ 12.117466           n/a
  2 Total Return*                                     9.30%             16.55%             14.66%           n/a
  Ratio of Expenses**                                 0.15%              0.15%              0.15%           n/a
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                       n/a                n/a                n/a                n/a
   Total Return*                                   n/a                n/a                n/a                n/a
  Ratio of Expenses**                              n/a                n/a                n/a                n/a
-----------------------------------------


                                                 JNL/MCM            JNL/MCM
                                              Oil & Gas Sector   S&P 400 MidCap
                                                Portfolio        Index Portfolio
                                              --------------     ---------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                    $ 31.257467         $ 16.525467
   Total Return*                                     20.87%               9.74%
  Ratio of Expenses**                                 0.15%               0.15%
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                    $ 25.859583         $ 15.058686
  2 Total Return*                                    42.09%              17.08%
  Ratio of Expenses**                                 0.15%               0.15%
-----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                       n/a                 n/a
   Total Return*                                   n/a                 n/a
  Ratio of Expenses**                              n/a                 n/a
-----------------------------------------


*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE
     REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUNDS ARE EXCLUDED.

***  TOTAL RETURN IS CALCULATED  FROM THE EFFECTIVE  DATE THROUGH THE END OF THE
     REPORTING PERIOD.  THE EFFECTIVE DATE IS THE DATE WHEN THE OPTIONAL BENEFIT
     IN THE VARIABLE ACCOUNT WAS ELECTED BY A CONTRACT OWNER.

2 Total return is calculated for the period from January 7, 2005 through December 31, 2005 unless otherwise noted.

(A)  INCEPTION DATE OCTOBER 1, 2004.

(B)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                       JNL/MCM
                                                 JNL/MCM            JNL/MCM            Enhanced           JNL/MCM
                                              Communications     Consumer Brands    S&P 500 Stock      Financial Sector
                                              Sector Portfolio   Sector Portfolio   Index Portfolio      Portfolio
                                              ---------------    ---------------    ---------------    ---------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                            $ 31                $ 4              $ 116               $ 50
   Units Outstanding (in thousands)                        5                  -                 11                  3
   Investment Income Ratio *                           6.60%              0.64%              6.89%              1.46%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                             $ 6                $ 1               $ 71               $ 35
   Units Outstanding (in thousands)                        1                  -                  8                  3
   Investment Income Ratio *                          20.58%              1.18%             26.88%              3.62%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                             $ 5                $ 4                $ 3               $ 11
   Units Outstanding (in thousands)                        1                  -                  -                  1
   Investment Income Ratio *                           1.30%              0.00%              0.81%              1.55%


                                                 JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM
                                               Healthcare        International          JNL 5          JNL Optimized
                                              Sector Portfolio   Index Portfolio    Portfolio (A)      5 Portfolio (B)
                                              --------------     --------------     --------------     --------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                          $ 118              $ 499            $ 6,707              $ 270
   Units Outstanding (in thousands)                       9                 25                473                 25
   Investment Income Ratio *                          0.61%              1.35%              0.44%              1.49%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                           $ 71              $ 257            $ 2,470           n/a
   Units Outstanding (in thousands)                       6                 16                205           n/a
   Investment Income Ratio *                          1.22%              6.88%              0.07%           n/a

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                           $ 29               $ 49              $ 123           n/a
   Units Outstanding (in thousands)                       3                  4                 11           n/a
   Investment Income Ratio *                          0.59%              0.87%              0.47%           n/a


                                                 JNL/MCM            JNL/MCM
                                              Oil & Gas Sector   S&P 400 MidCap
                                                Portfolio        Index Portfolio
                                              --------------     ---------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                          $ 441               $ 321
   Units Outstanding (in thousands)                      15                  20
   Investment Income Ratio *                          1.47%               1.20%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                          $ 132               $ 124
   Units Outstanding (in thousands)                       5                   8
   Investment Income Ratio *                          4.81%               1.77%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                            $ 6                $ 87
   Units Outstanding (in thousands)                       -                   7
   Investment Income Ratio *                          0.00%               0.53%


*    THESE AMOUNTS REPRESENT THE DIVIDENDS,  EXCLUDING  DISTRIBUTIONS OF CAPITAL
     GAINS, RECEIVED BY THE PORTFOLIO FROM THE UNDERLYING MUTUAL FUND DIVIDED BY
     AVERAGE NET ASSETS.

(A)  INCEPTION DATE OCTOBER 1, 2004.

(B)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                               JNL/MCM           JNL/MCM            JNL/MCM           JNL/MCM            JNL/MCM
                                               S&P 500         Select Small-Cap    Small Cap        Technology             VIP
                                            Index Portfolio   Portfolio (C)      Index Portfolio   Sector Portfolio   Portfolio (A)
                                            ---------------   ---------------    ---------------   --------------     --------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                   $ 12.719072        $ 9.924174        $ 16.242249       $ 6.595420        $ 13.478939
   Total Return*                                    14.26%         -0.76%***             16.61%            8.49%             11.34%
  Ratio of Expenses**                                0.90%             0.90%              0.90%            0.90%              0.90%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                   $ 11.131680          n/a             $ 13.928379       $ 6.079122        $ 12.106055
   Total Return*                                     3.60%          n/a                   3.45%            1.67%              9.11%
  Ratio of Expenses**                                0.90%          n/a                   0.90%            0.90%              0.90%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                   $ 10.744557          n/a             $ 13.463701       $ 5.979439        $ 11.094971
  1 Total Return*                                    6.11%          n/a                   9.80%            2.63%             10.95%
  Ratio of Expenses**                                0.90%          n/a                   0.90%            0.90%              0.90%
----------------------------------------


                                                  JNL/Oppenheimer       JNL/             JNL/PIMCO           JNL/PPM
                                                   Global Growth       Oppenheimer      Total Return        High Yield
                                                   Portfolio        Growth Portfolio   Bond Portfolio     Bond PORTFOLIO (B)
                                                 --------------     --------------     ---------------    ---------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                       $ 15.255847         $ 9.495087         $ 15.334478           n/a
   Total Return*                                        16.16%              4.26%               2.65%           n/a
  Ratio of Expenses**                                    0.90%              0.90%               0.90%           n/a
----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                       $ 13.133568         $ 9.107390         $ 14.939254           n/a
   Total Return*                                        12.96%              8.27%               1.61%           n/a
  Ratio of Expenses**                                    0.90%              0.90%               0.90%           n/a
----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                       $ 11.626607         $ 8.411925         $ 14.702881        $ 17.120058
  1 Total Return*                                       11.80%              1.11%               1.79%              2.45%
  Ratio of Expenses**                                    0.90%              0.90%               0.90%              0.90%
----------------------------------------


                                                   JNL/Putnam
                                                 Equity Portfolio
                                                 ---------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                        $ 26.365518
   Total Return*                                         12.92%
  Ratio of Expenses**                                     0.90%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                        $ 23.348647
   Total Return*                                          8.04%
  Ratio of Expenses**                                     0.90%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                        $ 21.611397
  1 Total Return*                                         8.57%
  Ratio of Expenses**                                     0.90%
----------------------------------------

*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE
     REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUNDS ARE EXCLUDED.

***  TOTAL RETURN IS CALCULATED  FROM THE EFFECTIVE  DATE THROUGH THE END OF THE
     REPORTING PERIOD.  THE EFFECTIVE DATE IS THE DATE WHEN THE OPTIONAL BENEFIT
     IN THE VARIABLE ACCOUNT WAS ELECTED BY A CONTRACT OWNER.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.


(A)  INCEPTION DATE OCTOBER 1, 2004.

(B)  FOR 2004, THE PERIOD IS FROM MARCH 8, 2004 THROUGH  ACQUISITION  OCTOBER 1,
     2004. UNIT VALUES DISCLOSED ARE AS OF OCTOBER 1, 2004.

(C)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.

JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                              JNL/MCM           JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM
                                              S&P 500         Select Small-Cap    Small Cap         Technology             VIP
                                           Index Portfolio   Portfolio (C)      Index Portfolio    Sector Portfolio   Portfolio (A)
                                           ---------------   ---------------    ---------------    --------------     --------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                  $ 13.198510        $ 9.973307        $ 16.846919        $ 6.971917        $ 13.693584
   Total Return*                                   15.12%         -0.27%***             17.50%             9.31%             12.17%
  Ratio of Expenses**                               0.15%             0.15%              0.15%             0.15%              0.15%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                  $ 11.465098          n/a             $ 14.337539        $ 6.378252        $ 12.207474
  2 Total Return*                                   6.60%          n/a                  10.80%             6.55%             13.05%
  Ratio of Expenses**                               0.15%          n/a                   0.15%             0.15%              0.15%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                     n/a               n/a                n/a               n/a                n/a
  Total Return*                                  n/a               n/a                n/a               n/a                n/a
  Ratio of Expenses**                            n/a               n/a                n/a               n/a                n/a
----------------------------------------


                                            JNL/Oppenheimer       JNL/             JNL/PIMCO           JNL/PPM
                                             Global Growth       Oppenheimer      Total Return        High Yield
                                             Portfolio        Growth Portfolio   Bond Portfolio     Bond PORTFOLIO (B)
                                           --------------     --------------     ---------------    ---------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                 $ 15.921922         $ 9.912201         $ 16.373038           n/a
   Total Return*                                  17.02%              5.04%               3.51%           n/a
  Ratio of Expenses**                              0.15%              0.15%               0.15%           n/a
----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                 $ 13.606053         $ 9.436694         $ 15.817180           n/a
  2 Total Return*                                 17.77%             12.36%               2.79%           n/a
  Ratio of Expenses**                              0.15%              0.15%               0.15%           n/a
----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                    n/a                n/a                 n/a                n/a
  Total Return*                                 n/a                n/a                 n/a                n/a
  Ratio of Expenses**                           n/a                n/a                 n/a                n/a
----------------------------------------


                                             JNL/Putnam
                                           Equity Portfolio
                                           ---------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                  $ 28.769233
   Total Return*                                   13.77%
  Ratio of Expenses**                               0.15%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                  $ 25.287237
  2 Total Return*                                  11.19%
  Ratio of Expenses**                               0.15%
----------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                     n/a
  Total Return*                                  n/a
  Ratio of Expenses**                            n/a
----------------------------------------

*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE
     REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUNDS ARE EXCLUDED.

***  TOTAL RETURN IS CALCULATED  FROM THE EFFECTIVE  DATE THROUGH THE END OF THE
     REPORTING PERIOD.  THE EFFECTIVE DATE IS THE DATE WHEN THE OPTIONAL BENEFIT
     IN THE VARIABLE ACCOUNT WAS ELECTED BY A CONTRACT OWNER.

2 Total return is calculated for the period from January 7, 2005 through December 31, 2005 unless otherwise noted.

(A)  INCEPTION DATE OCTOBER 1, 2004.

(B)  FOR 2004, THE PERIOD IS FROM MARCH 8, 2004 THROUGH  ACQUISITION  OCTOBER 1,
     2004. UNIT VALUES DISCLOSED ARE AS OF OCTOBER 1, 2004.

(C)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                             JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM
                                             S&P 500          Select Small-Cap    Small Cap         Technology             VIP
                                          Index Portfolio    Portfolio (C)      Index Portfolio    Sector Portfolio   Portfolio (A)
                                          ---------------    ---------------    ---------------    --------------     --------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                       $ 789               $ 31              $ 254              $ 53              $ 949
   Units Outstanding (in thousands)                   62                  6                 13                 8                 70
   Investment Income Ratio *                       0.79%              0.00%              1.39%             0.08%              0.52%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                       $ 403           n/a                   $ 137              $ 39              $ 492
   Units Outstanding (in thousands)                   36           n/a                      10                 6                 41
   Investment Income Ratio *                       1.78%           n/a                   2.38%             2.59%              0.77%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                       $ 236           n/a                    $ 84              $ 15                $ -
   Units Outstanding (in thousands)                   22           n/a                       6                 2                  -
   Investment Income Ratio *                       1.35%           n/a                   0.71%             0.00%              0.00%



                                           JNL/Oppenheimer       JNL/             JNL/PIMCO           JNL/PPM
                                            Global Growth       Oppenheimer      Total Return        High Yield
                                            Portfolio        Growth Portfolio   Bond Portfolio     Bond PORTFOLIO (B)
                                          --------------     --------------     ---------------    ---------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                      $ 212   $-          $ 34               $ 231           n/a
   Units Outstanding (in thousands)                  14    -             4                  15           n/a
   Investment Income Ratio *                      0.50%              0.00%               1.45%           n/a

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                       $ 56               $ 19                $ 69           n/a
   Units Outstanding (in thousands)                   4                  2                   5           n/a
   Investment Income Ratio *                      0.31%              0.19%               5.30%           n/a

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                       $ 23                $ -                $ 29           $ -
   Units Outstanding (in thousands)                   2                  -                   2                  -
   Investment Income Ratio *                      0.29%              0.00%               1.01%             11.57%


                                            JNL/Putnam
                                          Equity Portfolio
                                          ---------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                        $ 19
   Units Outstanding (in thousands)                    1
   Investment Income Ratio *                       0.39%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                        $ 13
   Units Outstanding (in thousands)                    1
   Investment Income Ratio *                       0.87%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                       -$ 10
   Units Outstanding (in thousands)                    -
   Investment Income Ratio *                       0.85%


*    THESE AMOUNTS REPRESENT THE DIVIDENDS,  EXCLUDING  DISTRIBUTIONS OF CAPITAL
     GAINS, RECEIVED BY THE PORTFOLIO FROM THE UNDERLYING MUTUAL FUND DIVIDED BY
     AVERAGE NET ASSETS.

(A)  INCEPTION DATE OCTOBER 1, 2004.

(B)  FOR 2004, THE PERIOD IS FROM MARCH 8, 2004 THROUGH  ACQUISITION  OCTOBER 1,
     2004.

(C)  COMMENCEMENT OF OPERATIONS MAY 1, 2006.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                              JNL/Putnam        JNL/Putnam       JNL/Select      JNL/Select       JNL/Select
                                                Midcap             Value          Balanced        Global Growth   Large Cap
                                            Growth Portfolio   Equity Portfolio   Portfolio      Portfolio       Growth Portfolio
                                            ---------------    --------------    ------------    -----------     -------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                    $ 9.158796       $ 24.756563      $29.039875     $28.291702       $ 30.213500
   Total Return*                                     4.98%            12.05%          12.87%         12.56%             3.94%
  Ratio of Expenses**                                0.90%             0.90%           0.90%          0.90%             0.90%
---------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                    $ 8.724163       $ 22.094816      $25.728762     $25.134858       $ 29.068231
   Total Return*                                    11.33%             4.17%           4.58%          1.14%             3.88%
  Ratio of Expenses**                                0.90%             0.90%           0.90%          0.90%             0.90%
---------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                    $ 7.836324       $ 21.210012      $24.601966     $24.851261       $ 27.981677
  1 Total Return*                                   11.51%             5.09%           5.94%          6.31%             6.33%
  Ratio of Expenses**                                0.90%             0.90%           0.90%          0.90%             0.90%
---------------------------------------


                                            JNL/Select       JNL/Select        JNL/T. Rowe        JNL/T. Rowe          JNL/
                                            Money Market        Value        Price Established   Price Mid-Cap     T. Rowe Price
                                             Portfolio        Portfolio      Growth Portfolio    Growth Portfolio  Value Portfolio
                                            ------------     ------------    ----------------    --------------    --------------
HIGHEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                $ 13.860894       $21.557003         $ 32.822320       $ 43.051928       $ 17.160838
   Total Return*                                  3.79%           19.97%              12.98%             6.05%            19.23%
  Ratio of Expenses**                             0.90%            0.90%               0.90%             0.90%             0.90%
---------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                $ 13.354332       $17.969296         $ 29.051575       $ 40.596997       $ 14.393344
   Total Return*                                  2.00%            7.44%               5.35%            13.30%             5.46%
  Ratio of Expenses**                             0.90%            0.90%               0.90%             0.90%             0.90%
---------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                $ 13.093097       $16.724619         $ 27.576284       $ 35.831729       $ 13.647532
  1 Total Return*                                 0.17%            9.05%               6.12%            12.89%             9.77%
  Ratio of Expenses**                             0.90%            0.90%               0.90%             0.90%             0.90%
---------------------------------------

*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH  THE  REDEMPTION  OF  UNITS,  INCLUSION  OF THESE  EXPENSES  IN THE
     CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED.

**   ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT,  CONSISTING PRIMARILY
     OF MORTALITY AND EXPENSE  CHARGES,  FOR EACH PERIOD  INDICATED.  THE RATIOS
     INCLUDE  ONLY THOSE  EXPENSES  THAT  RESULT IN A DIRECT  REDUCTION  TO UNIT
     VALUES.  CHARGES  MADE  DIRECTLY TO  CONTRACT  OWNER  ACCOUNTS  THROUGH THE
     REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUNDS ARE EXCLUDED.

***  TOTAL RETURN IS CALCULATED  FROM THE EFFECTIVE  DATE THROUGH THE END OF THE
     REPORTING PERIOD.  THE EFFECTIVE DATE IS THE DATE WHEN THE OPTIONAL BENEFIT
     IN THE VARIABLE ACCOUNT WAS ELECTED BY A CONTRACT OWNER.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                              JNL/Putnam        JNL/Putnam       JNL/Select       JNL/Select       JNL/Select
                                                Midcap             Value          Balanced         Global Growth   Large Cap
                                            Growth Portfolio   Equity Portfolio   Portfolio       Portfolio       Growth Portfolio
                                            ---------------    --------------    ------------     -----------     -------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                    $ 9.627776       $ 27.062037      $31.691395      $30.955660       $ 32.898515
   Total Return*                                     5.77%            13.02%          13.71%          13.51%             4.65%
  Ratio of Expenses**                                0.15%             0.15%           0.15%           0.15%             0.15%
---------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                    $ 9.102631       $ 23.943879      $27.869371      $27.270353       $ 31.462893
  2 Total Return*                                   16.77%             6.92%           7.08%           5.69%             7.84%
  Ratio of Expenses**                                0.15%             0.15%           0.15%           0.15%             0.15%
---------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                      n/a               n/a              n/a              n/a              n/a
   Total Return*                                  n/a               n/a              n/a              n/a              n/a
  Ratio of Expenses**                             n/a               n/a              n/a              n/a              n/a
---------------------------------------



                                            JNL/Select       JNL/Select        JNL/T. Rowe        JNL/T. Rowe          JNL/
                                            Money Market        Value        Price Established   Price Mid-Cap     T. Rowe Price
                                             Portfolio        Portfolio      Growth Portfolio    Growth Portfolio  Value Portfolio
                                            ------------     ------------    ----------------    --------------    --------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                $ 15.145660       $22.239521         $ 35.826396       $ 46.989671       $ 18.043328
   Total Return*                                  4.72%           20.85%              13.84%             6.84%            20.14%
  Ratio of Expenses**                             0.15%            0.15%               0.15%             0.15%             0.15%
---------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                $ 14.462893       $18.403239         $ 31.470740       $ 43.982037       $ 15.019103
  2 Total Return*                                 2.73%           10.86%               8.51%            19.47%             8.90%
  Ratio of Expenses**                             0.15%            0.15%               0.15%             0.15%             0.15%
---------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                    n/a              n/a               n/a                n/a               n/a
   Total Return*                                n/a              n/a               n/a                n/a               n/a
  Ratio of Expenses**                           n/a              n/a               n/a                n/a               n/a
---------------------------------------

*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH  THE  REDEMPTION  OF  UNITS,  INCLUSION  OF THESE  EXPENSES  IN THE
     CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED.

**   ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT,  CONSISTING PRIMARILY
     OF MORTALITY AND EXPENSE  CHARGES,  FOR EACH PERIOD  INDICATED.  THE RATIOS
     INCLUDE  ONLY THOSE  EXPENSES  THAT  RESULT IN A DIRECT  REDUCTION  TO UNIT
     VALUES.  CHARGES  MADE  DIRECTLY TO  CONTRACT  OWNER  ACCOUNTS  THROUGH THE
     REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUNDS ARE EXCLUDED.

***  TOTAL RETURN IS CALCULATED  FROM THE EFFECTIVE  DATE THROUGH THE END OF THE
     REPORTING PERIOD.  THE EFFECTIVE DATE IS THE DATE WHEN THE OPTIONAL BENEFIT
     IN THE VARIABLE ACCOUNT WAS ELECTED BY A CONTRACT OWNER.

2 Total return is calculated for the period from January 7, 2005 through December 31, 2005 unless otherwise noted.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                              JNL/Putnam        JNL/Putnam       JNL/Select       JNL/Select       JNL/Select
                                                Midcap             Value          Balanced         Global Growth   Large Cap
                                            Growth Portfolio   Equity Portfolio   Portfolio       Portfolio       Growth Portfolio
                                            ---------------    --------------    ------------     -----------     -------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                          $ 51               $ 7           $ 152            $ 72              $ 53
   Units Outstanding (in thousands)                      6                 -               5               3                 2
   Investment Income Ratio *                         0.00%             0.02%           2.43%           0.41%             0.00%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                          $ 16               $ -            $ 90             $ 8              $ 26
   Units Outstanding (in thousands)                      2                 -               3               -                 1
   Investment Income Ratio *                         0.00%             1.53%           6.98%           1.03%             0.00%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                           $ -               $ -            $ 21             $ -               $ 1
   Units Outstanding (in thousands)                      -                 -               1               -                 -
   Investment Income Ratio *                         0.00%             0.00%           1.46%           0.00%             0.00%



                                            JNL/Select       JNL/Select        JNL/T. Rowe        JNL/T. Rowe          JNL/
                                            Money Market        Value        Price Established   Price Mid-Cap     T. Rowe Price
                                             Portfolio        Portfolio      Growth Portfolio    Growth Portfolio  Value Portfolio
                                            ------------     ------------    ----------------    --------------    --------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                      $ 902            $ 146               $ 190             $ 250             $ 259
   Units Outstanding (in thousands)                  65                7                   6                 6                15
   Investment Income Ratio *                      4.71%            2.30%               0.17%             0.87%             1.00%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                      $ 366             $ 48                $ 57             $ 145             $ 172
   Units Outstanding (in thousands)                  27                3                   2                 4                12
   Investment Income Ratio *                      3.17%            4.11%               0.29%             0.61%             5.79%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                       $ 37             $ 26                $ 23              $ 32              $ 33
   Units Outstanding (in thousands)                   3                2                   1                 1                 2
   Investment Income Ratio *                      0.49%            1.18%               0.79%             0.00%             1.12%

*    THESE AMOUNTS REPRESENT THE DIVIDENDS,  EXCLUDING  DISTRIBUTIONS OF CAPITAL
     GAINS, RECEIVED BY THE PORTFOLIO FROM THE UNDERLYING MUTUAL FUND DIVIDED BY
     AVERAGE NET ASSETS.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                                    JNL/Western
                                                           JNL/Western       JNL/Western          U.S. Government
                                                            High Yield        Strategic              & Quality
                                                          Bond Portfolio    Bond Portfolio         Bond Portfolio
                                                        -----------------  -------------------    ----------------
Highest expense ratio

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                                $ 15.358394         $ 21.161250         $ 17.350230
   Total Return*                                                  9.73%               4.00%               2.47%
  Ratio of Expenses**                                             0.90%               0.90%               0.90%
---------------------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                                $ 13.996700         $ 20.347453         $ 16.932735
   Total Return*                                                  0.98%               1.95%               1.61%
  Ratio of Expenses**                                             0.90%               0.90%               0.90%
---------------------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                                $ 13.861453         $ 19.957414         $ 16.663951
  1 Total Return*                                                 7.00%               4.35%               0.50%
  Ratio of Expenses**                                             0.90%               0.90%               0.90%
---------------------------------------------------


*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH  THE  REDEMPTION  OF  UNITS,  INCLUSION  OF THESE  EXPENSES  IN THE
     CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED.

**   ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT,  CONSISTING PRIMARILY
     OF MORTALITY AND EXPENSE  CHARGES,  FOR EACH PERIOD  INDICATED.  THE RATIOS
     INCLUDE  ONLY THOSE  EXPENSES  THAT  RESULT IN A DIRECT  REDUCTION  TO UNIT
     VALUES.  CHARGES  MADE  DIRECTLY TO  CONTRACT  OWNER  ACCOUNTS  THROUGH THE
     REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUNDS ARE EXCLUDED.

***  TOTAL RETURN IS CALCULATED  FROM THE EFFECTIVE  DATE THROUGH THE END OF THE
     REPORTING PERIOD.  THE EFFECTIVE DATE IS THE DATE WHEN THE OPTIONAL BENEFIT
     IN THE VARIABLE ACCOUNT WAS ELECTED BY A CONTRACT OWNER.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.





JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                                    JNL/Western
                                                           JNL/Western       JNL/Western          U.S. Government
                                                            High Yield        Strategic              & Quality
                                                          Bond Portfolio    Bond Portfolio         Bond Portfolio
                                                        -----------------  -------------------    ----------------
LOWEST EXPENSE RATIO

PERIOD ENDED DECEMBER 31, 2006
  Unit Value                                                $ 16.284865         $ 23.078148         $ 18.943374
   Total Return*                                                 10.87%               4.89%               3.26%
  Ratio of Expenses**                                             0.15%               0.15%               0.15%
---------------------------------------------------

PERIOD ENDED DECEMBER 31, 2005
  Unit Value                                                $ 14.688493         $ 22.003260         $ 18.344743
  2 Total Return*                                                 1.81%               3.02%               2.64%
  Ratio of Expenses**                                             0.15%               0.15%               0.15%
---------------------------------------------------

PERIOD ENDED DECEMBER 31, 2004
  Unit Value                                                  n/a                 n/a                 n/a
   Total Return*                                              n/a                 n/a                 n/a
  Ratio of Expenses**                                         n/a                 n/a                 n/a
---------------------------------------------------


*    TOTAL RETURN FOR PERIOD  INDICATED,  INCLUDING  CHANGES IN THE VALUE OF THE
     UNDERLYING  FUND,  AND  REFLECT  DEDUCTIONS  FOR ALL ITEMS  INCLUDED IN THE
     EXPENSE  RATIO.  THE TOTAL  RETURN DOES NOT INCLUDE ANY  EXPENSES  ASSESSED
     THROUGH  THE  REDEMPTION  OF  UNITS,  INCLUSION  OF THESE  EXPENSES  IN THE
     CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED.

**   ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT,  CONSISTING PRIMARILY
     OF MORTALITY AND EXPENSE  CHARGES,  FOR EACH PERIOD  INDICATED.  THE RATIOS
     INCLUDE  ONLY THOSE  EXPENSES  THAT  RESULT IN A DIRECT  REDUCTION  TO UNIT
     VALUES.  CHARGES  MADE  DIRECTLY TO  CONTRACT  OWNER  ACCOUNTS  THROUGH THE
     REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUNDS ARE EXCLUDED.

***  TOTAL RETURN IS CALCULATED  FROM THE EFFECTIVE  DATE THROUGH THE END OF THE
     REPORTING PERIOD.  THE EFFECTIVE DATE IS THE DATE WHEN THE OPTIONAL BENEFIT
     IN THE VARIABLE ACCOUNT WAS ELECTED BY A CONTRACT OWNER.

2 Total return is calculated for the period from January 7, 2005 through December 31, 2005 unless otherwise noted.





JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                                    JNL/Western
                                                           JNL/Western       JNL/Western          U.S. Government
                                                            High Yield        Strategic              & Quality
                                                          Bond Portfolio    Bond Portfolio         Bond Portfolio
                                                        -----------------  -------------------    ----------------

PORTFOLIO DATA
PERIOD ENDED DECEMBER 31, 2006

   Net Assets (in thousands)                                       $ 59               $ 146                $ 30
   Units Outstanding (in thousands)                                   4                   7                   2
   Investment Income Ratio *                                      1.43%               0.08%               0.00%

PERIOD ENDED DECEMBER 31, 2005

   Net Assets (in thousands)                                      $ 106                $ 65                $ 17
   Units Outstanding (in thousands)                                   8                   3                   1
   Investment Income Ratio *                                     22.19%               8.24%               4.53%

PERIOD ENDED DECEMBER 31, 2004

   Net Assets (in thousands)                                       $ 11                 $ 7                $ 12
   Units Outstanding (in thousands)                                   1                   -                   1
   Investment Income Ratio *                                      0.56%               3.63%               2.36%


* THESE AMOUNTS REPRESENT THE DIVIDENDS, EXCLUDING DISTRIBUTIONS OF CAPITAL GAINS, RECEIVED BY THE PORTFOLIO FROM THE UNDERLYING MUTUAL FUND DIVIDED BY AVERAGE NET ASSETS.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors of Jackson National Life Insurance Company and Contract Owners of Jackson National Separate Account IV:

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts within Jackson National Separate Account IV (Separate Account) as listed in Note 1 of the financial statements as of December 31, 2006, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2006 by correspondence with the transfer agent of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts within Jackson National Separate Account IV as listed in
Note 1 of the financial statements as of December 31, 2006, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.



KPMG LLP



Chicago, Illinois
March 21, 2007

Jackson National Life Insurance

Company and Subsidiaries



Consolidated Financial Statements

December 31, 2006

JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006


------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                                         1



Consolidated Balance Sheets                                                                     2



Consolidated Income Statements                                                                  3



Consolidated Statements of Stockholder's Equity and Comprehensive Income                        4



Consolidated Statements of Cash Flows                                                           5



Notes to Consolidated Financial Statements                                                      6




KPMG Letterhead

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Stockholder of Jackson National Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2006 and 2005, and the related consolidated income statements and the consolidated statements of stockholder's equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2006 in conformity with U.S. generally accepted accounting principles.

As discussed more fully in note 2 to the consolidated financial statements, effective January 1, 2004, Jackson National Life Insurance Company adopted Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants.



/s/ KPMG LLP


Chicago, Illinois
March 7, 2007

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT PER SHARE INFORMATION)



                                                                                               DECEMBER 31,
Assets                                                                               2006                       2005
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Investments:
Cash and short-term investments                                                      $ 946,386                  $ 729,695
Investments available for sale, at fair value:
Fixed maturities (amortized cost: 2006, $38,022,986; 2005, $39,633,811)             38,239,906                 40,249,207
Equities (cost: 2006, $107,750; 2005, $313,498)                                        121,593                    326,478
Trading securities, at fair value                                                      549,300                    138,685
Mortgage loans                                                                       5,290,788                  4,989,516
Policy loans                                                                           815,725                    804,009
Other invested assets                                                                1,168,929                  1,414,720
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Total investments                                                                   47,132,627                 48,652,310

Accrued investment income                                                              533,887                    553,120
Deferred acquisition costs                                                           3,065,327                  2,548,473
Deferred sales inducements                                                             297,051                    253,083
Reinsurance recoverable                                                                886,967                    943,738
Value of acquired insurance                                                                  -                     23,578
Income taxes receivable from Parent                                                     53,799                     50,633
Deferred income taxes                                                                   16,160                          -
Other assets                                                                           220,016                     83,180
Separate account assets                                                             22,243,997                 14,720,596
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Total assets                                                                      $ 74,449,831               $ 67,828,711
                                                                                 ==============            ===============
                                                                                 ==============            ===============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policy reserves and liabilities:
Reserves for future policy benefits and claims payable                             $ 2,485,338                $ 2,551,779
Deposits on investment contracts                                                    34,634,715                 35,273,715
Guaranteed investment contracts                                                      1,995,013                  1,983,693
Trust instruments supported by funding agreements                                    5,204,275                  5,609,059
Federal Home Loan Bank advances                                                        601,397                    100,209
Notes payable                                                                          402,262                    486,939
Securities lending payable                                                             235,888                    428,032
Deferred income taxes
Deferred income taxes                                                                        -                     40,583
Other liabilities                                                                    1,402,440                  1,760,763
Separate account liabilities                                                        22,243,997                 14,720,596
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Total liabilities                                                                   69,205,325                 62,955,368
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------

Minority interest                                                                      148,495                      7,186
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------

STOCKHOLDER'S EQUITY
Common stock, $1.15 par value; authorized 50,000 shares;
issued and outstanding 12,000 shares                                                    13,800                     13,800
Additional paid-in capital                                                           2,904,276                  2,854,533
Accumulated other comprehensive income, net of
tax of $59,665 in 2006 and $141,725 in 2005                                            110,807                    263,203
Retained earnings                                                                    2,067,128                  1,734,621
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Total stockholder's equity                                                           5,096,011                  4,866,157
                                                                                 --------------            ---------------
                                                                                 --------------            ---------------
Total liabilities and stockholder's equity                                        $ 74,449,831               $ 67,828,711
                                                                                 ==============            ===============
                                                                                 ==============            ===============

See accompanying notes to consolidated financial statements.


            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED INCOME STATEMENTS
(IN THOUSANDS)

                                                                                YEARS ENDED DECEMBER 31,
                                                                           2006           2005            2004
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
REVENUES
Premiums                                                                   $196,201       $199,061        $162,342
Net investment income                                                     2,904,787      2,879,440       2,689,945
Net realized gains (losses) on investments                                  (57,710)        12,984         138,656
Risk management activity                                                   (105,227)       169,827          90,814
Fee income:
Mortality charges                                                           127,471        127,471         127,471
Surrender charges                                                            59,179         59,179          59,179
Expense charges                                                              29,733         29,733          29,733
Variable annuity and variable life fees                                     128,062        128,062         128,062
Net asset management fees                                                    26,000         26,000          26,000
12b-1 service fees                                                           16,941         16,941          16,941
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Fee income                                                                  711,584        509,376         387,386
Other income                                                                 62,532         38,815          84,451
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Total revenues                                                            3,712,167      3,809,503       3,553,594
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
BENEFITS AND EXPENSES
Death and other policy benefits                                             490,527        428,162         379,175
Interest credited on deposit liabilities                                  1,450,048      1,434,807       1,364,803
Interest expense on trust instruments supported
by funding agreements                                                       269,577        217,917         143,317
Interest expense on Federal Home Loan Bank advances, notes
and reverse repurchase agreements                                            52,817         50,249          42,376
Increase (decrease) in reserves, net of reinsurance                         (37,266)        19,466          19,340
Commissions                                                                 663,176        537,303         483,005
General and administrative expenses                                         387,011        341,793         290,863
Deferral of policy acquisition costs                                       (675,098)      (556,564)       (507,660)
Deferral of sales inducements                                              (101,525)       (92,381)        (86,430)
Amortization of acquisition costs:
Attributable to operations                                                  318,443        364,907         419,048
Attributable to risk management activity                                     (3,302)        64,962           4,674
Attributable to net realized gains (losses) on investments                  (10,501)         2,671          12,208
Amortization of deferred sales inducements:
Attributable to operations                                                  109,043         55,639          38,039
Attributable to risk management activity                                    (35,058)         7,632           9,087
Attributable to net realized gains (losses) on investments                   (2,576)           459           2,902
Amortization of acquired insurance                                           23,578         22,190          20,882
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Total benefits and expenses                                               2,898,894      2,899,212       2,635,629
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Pretax income from continuing operations before
minority interest                                                           813,273        910,291         917,965
Minority interest                                                           (17,236)          (922)        (49,041)
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Pretax income from continuing operations                                    796,037        909,369         868,924
Federal income tax expense                                                  263,416        315,295         304,076
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Income from continuing operations before extraordinary gain
and cumulative effect of change in  accounting principle                    532,621        594,074         564,848
Income from discontinued operations, net of tax                                   -              -          56,776
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Income before extraordinary gain and cumulative effect
of change in  accounting principle                                          532,621        594,074         621,624
Extraordinary gain, net of tax benefit of $908                                8,944              -               -
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
Income before cumulative effect of change
in accounting principle                                                     541,565        594,074         621,624
Cumulative effect of change in accounting principle, net of tax                   -              -           8,912
                                                                       -------------   ------------   -------------
                                                                       -------------   ------------   -------------
NET INCOME                                                                 $541,565       $594,074        $630,536
                                                                       =============   ============   =============
                                                                       =============   ============   =============

Pro forma net income assuming the change in
accounting principle is applied retroactively                                                             $621,624
                                                                                                      =============

See accompanying notes to consolidated financial statements.



            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME
(IN THOUSANDS)

                                                                         YEARS ENDED DECEMBER 31,
                                                                   2006            2005             2004
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------

Common stock, beginning and end of year                             $ 13,800        $ 13,800        $ 13,800
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------

ADDITIONAL PAID-IN-CAPITAL
Beginning of year                                                  2,854,533       2,562,214       2,533,535
Capital contributions                                                 49,743         292,319          28,679
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------
End of year                                                        2,904,276       2,854,533       2,562,214
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Beginning of year                                                    263,203         745,430         814,102
Net unrealized investment losses, net of
reclassification adjustment and net of tax                          (152,396)       (482,227)        (68,672)
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------
End of year                                                          110,807         263,203         745,430
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------

RETAINED EARNINGS
Beginning of year                                                  1,734,621       1,551,347       1,040,811
Net income                                                           541,565         594,074         630,536
Dividends paid to stockholder                                       (209,058)       (410,800)       (120,000)
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------
End of year                                                        2,067,128       1,734,621       1,551,347
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------


TOTAL STOCKHOLDER'S EQUITY                                       $ 5,096,011      $4,866,157     $ 4,872,791
                                                               ==============  ==============   =============
                                                               ==============  ==============   =============



                                                                         YEARS ENDED DECEMBER 31,
                                                                   2006            2005             2004
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------

Net income                                                         $ 541,565       $ 594,074       $ 630,536
Net unrealized holding losses arising during
the period, net of tax of $(86,061) in 2006; $(243,143)
in 2005 and $(11,016) in 2004                                       (159,828)       (451,661)        (19,721)
Reclassification adjustment for losses (gains) included in
net income, net of tax of $4,001 in 2006; $(16,459)
in 2005 and $(26,358) in 2004                                          7,432         (30,566)        (48,951)
                                                               --------------  --------------   -------------
                                                               --------------  --------------   -------------
COMPREHENSIVE INCOME                                               $ 389,169       $ 111,847       $ 561,864
                                                               ==============  ==============   =============

See accompanying notes to consolidated financial statements.



            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                                 YEARS ENDED DECEMBER 31,
                                                                         2006             2005             2004
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------
Cash flows from operating activities:
Net income                                                              $ 541,565        $ 594,074        $ 630,536
Less income from discontinued operations                                        -                -          (56,776)
Income (loss) from continuing operations                                  541,565          594,074          573,760

Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Net realized (gains) losses on investments                                 57,710          (12,984)        (138,656)
Unrealized gains on trading portfolio                                     (10,937)            (565)          (8,360)
Risk management activity                                                  105,227         (169,827)         (90,814)
Interest credited on deposit liabilities                                1,450,048        1,434,807        1,364,803
Interest expense on trust instruments supported
by funding agreements                                                     269,577          217,917          143,317
Interest expense on Federal Home Loan Bank advances                        18,147              209                -
Other charges                                                            (282,931)        (245,877)        (216,383)
Amortization of discount and premium on investments                        76,919          (72,853)          34,514
Deferred income tax provision                                              22,558          141,115          216,880
Change in (net of effects of contribution of subsidiary):
Accrued investment income                                                  19,233           (7,630)         (29,741)
Deferred sales inducements and acquisition costs                         (401,934)        (154,653)        (124,385)
Trading portfolio activity, net                                           (25,082)         (13,522)         (15,726)
Value of acquired insurance                                                23,578           22,190           20,882
Income taxes receivable from Parent                                        (3,166)         (22,523)         (19,485)
Other assets and liabilities, net                                          50,624          348,543          370,851
Net cash provided by operating activities of
discontinued operations                                                         -                -           28,671
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                               1,911,136        2,058,421        2,110,128
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Sales of fixed maturities and equities available for sale               5,384,731        2,889,975        3,536,656
Principal repayments, maturities, calls and redemptions:
Fixed maturities available for sale                                     2,593,502        2,956,801        2,836,775
Mortgage loans                                                            770,151          914,758          804,356
Purchases of:
Fixed maturities and equities available for sale                       (6,300,678)      (6,676,587)      (7,551,922)
Mortgage loans                                                         (1,067,685)      (1,278,434)      (1,111,534)
Other investing activities                                               (543,162)        (419,823)        (256,443)
Proceeds from sale of discontinued operations                                   -                -          260,051
Net cash provided by (used in) investing activities of
discontinued operations                                                         -                -          376,480
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                       836,859       (1,613,310)      (1,105,581)
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account balances:
Deposits                                                               11,232,706        9,355,451        8,300,160
Withdrawals                                                            (8,095,806)      (6,598,525)      (6,180,543)
Net transfers to separate accounts                                     (5,363,753)      (3,564,891)      (2,394,722)
Proceeds from notes                                                             -                -           26,264
Payments on notes                                                        (119,543)          (3,747)         (44,784)
Payment of cash dividends to Parent                                      (209,058)        (410,800)        (120,000)
Capital contribution                                                       24,150           86,670                -
Net cash used in financing activities of
discontinued operations                                                         -                -         (426,055)
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------
NET CASH USED IN FINANCING ACTIVITIES                                  (2,531,304)      (1,135,842)        (839,680)
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS                216,691         (690,731)         164,867

CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                        729,695        1,420,426        1,255,559
                                                                     -------------    -------------    -------------
                                                                     -------------    -------------    -------------
TOTAL CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD                    $ 946,386        $ 729,695      $ 1,420,426
                                                                     =============    =============    =============

See accompanying notes to consolidated financial statements.


            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


1.   NATURE OF OPERATIONS

     Jackson National Life Insurance Company (the "Company" or "Jackson") is wholly owned by Brooke Life Insurance Company ("Brooke Life" or the "Parent") which is ultimately a wholly owned subsidiary of Prudential plc ("Prudential"), London, England. Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts ("GICs") and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

     The consolidated financial statements include the accounts of the following:

o Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York, Jackson National Life (Bermuda) LTD and Life Insurance Company of Georgia ("Life of Georgia") from May 31, 2005 to December 31, 2005, when it was merged with Jackson;

o Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC, Curian Clearing, LLC and Curian Capital, LLC;

o    Wholly owned insurance agency: JNL Southeast Agency, LLC;

o PPM America Special Investments Fund, L.P. ("SIF I") and PPM America Special Investments CBO II, L.P. ("CBO II"), (collectively, "PPMA Funds"). Jackson has effective managerial control of the PPMA Funds. Jackson owns a 72.0% interest in SIF I and a 15.1% interest in CBO II;

o Tuscany CDO, Limited ("Tuscany"), a variable interest entity created in 2001 to securitize certain fixed maturities owned by Jackson. Jackson is the primary beneficiary of Tuscany;

o Other partnerships, limited liability companies and variable interest entities in which Jackson has a controlling interest or is deemed the primary beneficiary;

o The discontinued operations of Jackson Federal Bank ("Jackson Federal") through October 28, 2004. See note 4 for additional information.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION
     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). All significant intercompany accounts and transactions have been eliminated in consolidation.

     The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments, including fair values of securities without readily ascertainable market values and the determination of when an unrealized loss is other-than-temporary; 2) assessments as to whether certain entities are variable interest entities and which party, if any, should consolidate the entity; 3) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; and 6) estimates related to establishment of loan loss reserves, liabilities for lawsuits and the liability for state guaranty fund assessments.

     CHANGES IN ACCOUNTING PRINCIPLES

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("FAS") No. 157, "Fair Value Measurements" ("FAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. FAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in


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2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. FAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, FAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. FAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. Jackson has not yet quantified the impact of adoption on the Company's consolidated financial statements.

     In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require additional disclosures and is effective for fiscal years beginning after December 15, 2006. Jackson does not expect adoption to have a material impact on the Company's consolidated financial statements.

     In April 2006, the FASB issued FASB Staff Position ("FSP") on Interpretation 46(R)-6, "Determining the Variability to be Considered in Applying FASB Interpretation No. 46(R)" ("FIN 46(R)-6"). The FSP affects the identification of which entities are Variable Interest Entities ("VIE") through a "by design" approach in identifying and measuring the variable interests of the variable interest entity and its primary beneficiary. The requirements became effective beginning in the third quarter of 2006 and are to be applied to all new variable interest entities. The new requirements need not be applied to entities that have previously been analyzed under FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" (revised) ("FIN 46R") unless a reconsideration event occurs. The adoption of this guidance did not have a material effect on the Company's consolidated financial statements.

     In February 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 155, "Accounting for Certain Hybrid Financial Instruments" ("FAS 155"). This statement, effective for financial instruments acquired or issued after the beginning of an entity's first fiscal year after September 15, 2006, allows companies to include changes in fair value of certain hybrid financial instruments in earnings on an instrument-by-instrument basis. Further guidance issued in October 2006 provided an exemption from the provisions of FAS No. 133 for certain financial instruments that would have otherwise been required to recognize embedded derivatives arising as a result of prepayment risk in certain structured securities. As a result, adoption of FAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for deferred acquistion costs on internal replacements other than those described in FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized deferred acquisition costs, unearned revenue and deferred sales inducements must be written-off. SOP 05-1 is to be applied prospectively and is effective for

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2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     internal replacements occurring in fiscal years beginning after December 15, 2006. Jackson does not expect adoption to have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 requires that, unless impracticable or absent explicit transition requirements specific to the newly adopted accounting principle, companies apply changes in accounting principles on a retrospective basis. FAS 154 is effective for accounting changes and corrections or errors made in fiscal years beginning after December 15, 2005. The adoption of FAS 154 did not have a material impact on the Company's consolidated financial statements.

     In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" ("EITF 03-01"). EITF 03-01 provides more specific guidance on how to determine when an investment is considered impaired, whether the impairment is other-than-temporary, and how to measure an impairment loss. On September 30, 2004, the FASB issued FASB Staff Position EITF Issue 03-1-1, "Effective Date of Paragraphs 10-20 of EITF Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" delaying the effective date of paragraphs 10-20 of EITF 03-01 until the FASB has resolved certain implementation issues. On June 29, 2005, the FASB concluded that the current guidance included in EITF 03-01 was adequate and that further clarification was not necessary. Jackson adopted the requirements of EITF 03-01 for the year ended December 31, 2004, with no material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, Jackson adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses separate account presentation, transfers of assets from the general account to the separate account, valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits and accounting for sales inducements. At January 1, 2004, the Company recorded an $8.9 million gain, net of increased deferred acquisition cost amortization of $16.2 million and federal income tax expense of $4.8 million, as a cumulative effect of change in accounting principle. The gain resulted from reduced reserving requirements for annuitization benefits on two-tiered annuities offset by additional reserves for certain life products with secondary guarantees. See note 9 for additional information.

     COMPREHENSIVE INCOME
     Comprehensive income includes all changes in stockholder's equity (except those arising from transactions with owners/stockholders) and, in the Company's case, includes net income and net unrealized gains or losses on securities.

     INVESTMENTS
     Cash and short-term investments, which primarily include commercial paper and money market instruments, are carried at amortized cost. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities consist primarily of bonds, notes, redeemable preferred stocks, asset-backed securities and structured securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the interest method. Asset-backed and structured securities are amortized over the estimated redemption period. With regard to structured securities that are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The carrying value of such securities was $504.9 million and $542.4 million as of December 31, 2006 and 2005, respectively.

     All fixed maturities are classified as available for sale and are carried at fair value. For declines in fair value considered to be other-than-temporary, the amortized cost basis of fixed maturities is reduced to fair value through an impairment charge included in net realized gains (losses) on investments. In determining whether an other-

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2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     than-temporary impairment has occurred, the Company considers a security's forecasted cash flows as well as the severity and duration of depressed fair values.

     Equities, which include common stocks and non-redeemable preferred stocks, are generally carried at fair value. Equities are reduced to estimated net realizable value for declines in fair value considered to be other than temporary. Any impairment charges are included in net realized gains (losses) on investments.

     Trading securities primarily consist of private equity securities, investments in mutual funds that support liabilities of the Company's non-qualified voluntary deferred compensation plans and seed money that supports newly established variable funds. During 2004, the Company transferred its investment in mutual funds from available for sale to a trading portfolio and recognized a loss of $9.3 million. Trading securities are carried at fair value with changes in value included in net investment income. During 2006, 2005 and 2004, $26.3 million, $5.4 million and $8.4 million of investment income was recognized on trading securities held at December 31, 2006, 2005 and 2004, respectively.

     Mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums and an allowance for loan losses. The allowance for loan losses represents the estimated risk of loss for individual mortgages in the portfolio.

     Policy loans are carried at the unpaid principal balances.

     Real estate is carried at the lower of depreciated cost or fair value.

     Limited partnership investments are accounted for using the equity method.

     The consolidated financial statements include the PPMA Funds, which are limited life partnerships. Upon termination of the partnerships, the assets will be sold and proceeds distributed to the partners in accordance with their respective partnership interests. The assets of the PPMA Funds are marketable securities, which are carried at fair value, with an appropriate adjustment to minority interest, in the accompanying financial statements. Accordingly, the minority interest related to the PPMA Funds is reflected at fair value in the accompanying consolidated balance sheets.

     Pursuant to the guidance provided by FIN 46R, the Company has concluded that it owns interests in VIEs that represent primary beneficial interests. These VIEs are included in the consolidated financial statements and include entities structured to hold and manage investments, including real estate properties and interests in commercial loans. In addition, Jackson had an investment of $72.7 million and $47.5 million as of December 31, 2006 and 2005, respectively, in debt issued by a VIE structured to hold and manage investments in commercial loans, for which it is not the primary beneficiary.

     Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method. The changes in unrealized gains and losses on investments classified as available for sale, net of tax and the effect of the adjustment for deferred acquisition costs and sales inducements, are excluded from net income and included as a component of other comprehensive income and stockholder's equity.

     DETERMINATION OF FAIR VALUE FOR ILLIQUID DISTRESSED SECURITIES
     Fair values for illiquid distressed securities are primarily determined based on internally derived estimates of discounted future cash flows or expected recovery values. Liquidation values for these illiquid distressed securities would generally be lower, and in many cases significantly lower, than internally derived fair values. The amortized cost and fair value of illiquid distressed securities valued internally were $343.7 million and $344.4 million, respectively, at December 31, 2006 and $379.2 million and $387.5 million, respectively, at December 31, 2005.

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2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DERIVATIVE INSTRUMENTS, EMBEDDED DERIVATIVES AND RISK MANAGEMENT ACTIVITY The Company enters into financial derivative transactions, including swaps, forwards, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities, or future cash flows, which the Company has acquired or incurred. The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.

     The Company generally uses free-standing derivative instruments for hedging purposes. Additionally, certain liabilities, primarily trust instruments supported by funding agreements, index linked annuities and guarantees offered in connection with variable annuities issued by the Company, contain embedded derivatives as defined by Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The Company generally does not account for such derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements of FAS 133 were followed. Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from derivative financial instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in risk management activity.

     Interest rate swap agreements generally involve the exchange of fixed and floating payments over the life of the agreement without an exchange of the underlying principal amount and are used for hedging purposes. Interest rate swaps are included in other invested assets or other liabilities.

     Forwards consist of interest rate spreadlock agreements, in which the Company locks in the forward interest rate differential between a swap and the corresponding U.S. Treasury security. The forwards are held for investment purposes and are included in other invested assets. The Company had no forwards at December 31, 2006 or 2005.

     Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long duration interest rate swap at future exercise dates. The Company purchases and writes put-swaptions with maturities up to 10 years. On a net basis, put-swaptions hedge against significant upward movements in interest rates. Written put-swaptions are entered into in conjunction with associated put-swaptions purchased with identical strike prices and notional amounts ("linked put-swaptions") and are presented as a net position included in other liabilities. Non-linked put-swaptions purchased are included in other invested assets.

     Equity index futures contracts and equity index call and put options, which are used to hedge the Company's obligations associated with its index linked annuities and guarantees in variable annuity products, are included in other invested assets or other liabilities. These annuities contain embedded options whose fair value is included in deposits on investment contracts.

     Credit default swaps, with maturities up to five years, represent agreements under which the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty in the event of their default in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value and included in other liabilities.

     Total return swaps, in which the Company receives equity returns or returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are included in other invested assets or other liabilities.

     Cross-currency swaps, which embody spot and forward currency swaps and additionally, in some cases, interest rate swaps and equity index swaps, are entered into for the purpose of hedging the Company's foreign currency denominated trust instruments supported by funding agreements. Cross-currency swaps serve to hedge derivatives embedded in the funding agreements and are included in other invested assets or other liabilities. The

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2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     fair value of derivatives embedded in funding agreements, as well as foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Foreign currency transaction gains and losses associated with funding agreements hedging activities are included in risk management activity.

     DEFERRED ACQUISITION COSTS
     Certain costs of acquiring new business, principally commissions and certain costs associated with policy issue and underwriting, which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred acquisition costs have been decreased by $43.2 million and $188.3 million at December 31, 2006 and 2005, respectively, to reflect this adjustment.

     DEFERRED SALES INDUCEMENTS
     Bonus interest on deferred fixed annuities and contract enhancements on index linked annuities and variable annuities have been capitalized as deferred sales inducements. Deferred sales inducements are increased by interest thereon and amortized in proportion to estimated gross profits. As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred sales inducements have been decreased by $16.5 million and $30.4 million at December 31, 2006 and 2005, respectively, to reflect this adjustment.

     VALUE OF ACQUIRED INSURANCE
     The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November 25, 1986 (the date the Company was acquired by Prudential) net of amortization. The value of acquired insurance in-force is amortized in proportion to anticipated premium revenues for traditional life insurance contracts and estimated gross profits for annuities and interest-sensitive life products over a period of 20 years and was fully amortized as of December 31, 2006.

     FEDERAL INCOME TAXES
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities.

     Jackson files a consolidated federal income tax return with Brooke Life, Jackson National Life Insurance Company of New York and Life Insurance Company of Georgia (for the period from May 19, 2005 through December 31,
     2005). The PPMA Funds file as limited partnerships and pass through the appropriate portion of their income and deductions to their partners. Jackson National Life (Bermuda) LTD is taxed as a controlled foreign corporation of Jackson. The other affiliated subsidiary entities are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes; and therefore, are taxed as part of the operations of Jackson. Jackson Federal Bank filed a separate income tax return during the period it was owned by Jackson. Income tax expense is calculated on a separate company basis.

     POLICY RESERVES AND LIABILITIES
     RESERVES FOR FUTURE POLICY BENEFITS AND CLAIMS PAYABLE:
     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 25% to 160% of the

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2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     1975-1980 Basic Select and Ultimate tables depending on policy duration. Interest rate assumptions range from 4.0% to 8.0%. Lapse and expense assumptions are based on Company experience.

     DEPOSITS ON INVESTMENT CONTRACTS:
     For the Company's interest-sensitive life contracts, liabilities approximate the policyholder's account value. For deferred annuities, the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder's account value. The liability for index linked annuities is based on two components,
     1) the imputed value of the underlying guaranteed host contract, and 2) the fair value of the embedded option component of the contract. Obligations in excess of the guaranteed contract value are hedged through the use of futures contracts and call options.

     TRUST INSTRUMENTS SUPPORTED BY FUNDING AGREEMENTS
     Jackson and Jackson National Life Funding, LLC have established a European Medium Term Note program, with up to $6 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. Carrying values totaled $1.7 billion and $2.2 billion at December 31, 2006 and 2005, respectively.

     Jackson and Jackson National Life Global Funding have established an $8 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of Funding Agreements. The carrying values at December 31, 2006 and 2005 totaled $3.5 billion and $3.4 billion, respectively.

     Instruments issued representing obligations denominated in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, as well as foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

     Trust instrument liabilities are adjusted to reflect the effects of foreign currency transaction gains and losses using exchange rates as of the reporting date. Foreign currency transaction gains and losses are included in risk management activity.

     FEDERAL HOME LOAN BANK ADVANCES
     In 2005, Jackson, as an eligible institution, became a member of the regional Federal Home Loan Bank of Indianapolis ("FHLBI") primarily for the purpose of participating in its mortgage-collateralized loan advance program. Membership requires the Company to purchase and hold a minimum amount of FHLBI capital stock plus additional stock based on outstanding advances. Advances are in the form of funding agreements issued to FHLBI. At December 31, 2006 and 2005, Jackson held $30.0 million and $30.2 million, respectively, in FHLBI capital stock.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES
     The assets and liabilities resulting from individual variable life and annuity contracts, which aggregated $22,113.5 million and $14,613.2 million at December 31, 2006 and 2005, respectively, are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are recorded as earned and included in fee income in the consolidated income statements.

     The Company has issued a group variable annuity contract designed for use in connection with and issued to the Company's Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II and aggregated $130.5 million and $107.4 million at December 31, 2006 and 2005, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the consolidated income statements.

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2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REVENUE AND EXPENSE RECOGNITION
     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of the investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Fee income also includes revenues related to asset management and 12b-1 service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized as incurred.

     Investment income is not accrued on securities in default and otherwise where the collection is uncertain. Subsequent receipts of interest on such securities are generally used to reduce the cost basis of the securities.

     In 2006, the Company was awarded $16.0 million from a class action settlement against certain underwriters of WorldCom securities. Also, in 2004, the Company received cash proceeds of $51.9 million from a judgment award in a legal action involving LePages, Inc., a company in which Jackson had a controlling interest. These settlements were recorded in other income.

3.   ACQUISITIONS

     On May 18, 2005, Brooke Life purchased, in exchange for $260.7 million in cash, 100% of the interest in Life of Georgia, a life insurance company domiciled in Georgia, from ING Groep, N.V. ("ING"). Direct costs of $4.4 million were capitalized in connection with the acquisition. On May 31, 2005, Brooke Life contributed 100% of its interest in Life of Georgia to Jackson. The acquisition expanded Jackson's life insurance base while taking advantage of Jackson's low cost structure. The results of Life of Georgia's operations have been included in these consolidated financial statements since acquisition. On December 31, 2005, Life of Georgia was merged into Jackson.

     The preliminary purchase price was subject to post-closing adjustments and was initially allocated to the assets acquired and liabilities assumed using management's best estimate of fair value as of the acquisition date. In 2006, an arbitrator ruled in Jackson's favor on certain purchase price adjustments. As a result of this determination and other previously settled amounts, the purchase price was reduced by $11.7 million within the purchase price allocation period.

     As of December 31, 2005, Jackson recorded in other assets the value of business acquired totaling $1.1 million. As a result of purchase price adjustments, this asset was reversed in 2006 and the remaining adjustment resulted in negative goodwill, which was recorded as an extraordinary gain of $8.9 million.

     The following table summarizes the fair value of the assets acquired and liabilities assumed, as adjusted (in thousands):

                                                                  OPENING
                                                              BALANCE SHEET
Cash and short-term investments                                    $ 86,670
Fixed maturities                                                  1,612,767
Other invested assets                                                78,129
Accrued investment income                                            21,516
Deferred income taxes                                                 7,868
Other assets                                                         12,609
                                                            ----------------
                                                            ----------------
Total assets acquired                                           $ 1,819,559
                                                            ================

Reserves for future policy benefits and claims payable            $ 881,083
Deposits on investment contracts                                    656,161
Other liabilities                                                    20,820
                                                            ----------------
                                                            ----------------
Total liabilities assumed                                       $ 1,558,064
                                                            ================

Net assets acquired                                               $ 261,495
                                                            ================

Adjusted purchase price                                           $ 253,459
                                                            ================
Extraordinary gain on purchase, net of tax benefit                  $ 8,944
                                                            ================

     The following table summarizes Jackson's unaudited pro forma results of operations assuming the business acquisition had occurred at the beginning of 2004 (in thousands):

                                                    UNAUDITED PRO FORMA
                                              --------------------------------
                                              --------------------------------
                                                 YEARS ENDED DECEMBER 31,
                                                  2005               2004
                                              --------------     -------------
                                              --------------     -------------
Revenues                                        $ 4,013,031       $ 3,729,228
Total benefits and expenses                       2,976,945         2,799,273
Pretax income from continuing operations          1,035,164           880,914
Net income                                          675,841           638,330


     The 2005 pro forma amounts include the effects of certain non-recurring restructuring transactions effected by Life of Georgia prior to the acquisition. These transactions included transferring certain assets and liabilities to ING affiliates, resulting in revenue of $120.8 million, expenses of $17.0 million, pretax income from operations of $103.8 million and net income of $67.5 million.

4.   DISCONTINUED OPERATIONS

     On October 28, 2004, the Company completed the sale of Jackson Federal, a wholly owned thrift headquartered in Southern California, to Union BanCal
     Corporation for $305.0 million in cash and stock. On October 27, 2004, Jackson made a capital contribution of $4.6 million to Jackson Federal prior to closing to fund certain expenses incurred by Jackson Federal related to the sale. The gain on disposal and results of operations of Jackson Federal for all periods presented are included in income from discontinued operations on the consolidated income statements.



4.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table summarizes certain components of the results of the discontinued operations (in thousands):

                                                     PERIOD ENDED
                                                      OCTOBER 28,
                                                         2004
                                                     --------------
                                                    ---------------
Revenues                                                  $ 79,813
Realized gains                                             $ 1,700
Income from discontinued operations, net of
tax of $11,064                                            $ 20,658
Gain on disposal of discontinued operations,
net of tax of $29,580                                     $ 36,118


     Interest expense on savings deposits, which is included in discontinued operations, totaled $19.5 million in 2004.

     Interest paid on credit programs offered by the Federal Home Loan Bank, which is included in discontinued operations, totaled $7.0 million in 2004.

5.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     Disclosure is required of the fair value of financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, and for illiquid distressed securities, fair values are based on estimates using discounted cash flows or other valuation techniques. Such values are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent market quotes and, in many cases, could not be realized in immediate settlement of the instrument.

     The following summarizes the basis used by the Company in estimating fair values for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS:
     Carrying value is considered to be a reasonable estimate of fair value.

     FIXED MATURITIES:
     Fair values for fixed maturity securities are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or are analytically determined. Fair values for illiquid distressed securities are primarily determined based on internally derived estimates of discounted future cash flows or expected recovery values.

     EQUITIES AND TRADING SECURITIES:
     Fair values for common and non-redeemable preferred stock are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or are analytically determined. Fair values of investments in mutual funds are based on quoted net asset values. Certain public stock positions are fair valued at a discount to their exchange-traded price due to lock-up trading restrictions imposed in connection with initial public offerings. Discounts of 10% and 15% are applied to two positions at December 31, 2006, totaling $3.3 million. A discount of 15% for a single issue at December 31, 2005 totaled $1.5 million.

     MORTGAGE LOANS:
     Fair values are determined by discounting the future cash flows at current market rates. The fair value of mortgages approximated $5,373.1 million and $5,134.1 million at December 31, 2006 and 2005, respectively.

     POLICY LOANS:
     Fair value approximates carrying value since policy loan balances reduce the amount payable at death or surrender of the contract.



5.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     DERIVATIVE INSTRUMENTS:
     Fair values for interest rate swaps, cross-currency swaps, put-swaptions, forwards and total return swaps are determined using estimates of future cash flows discounted at current market rates. Fair values for futures are based on exchange-traded prices. Fair values for equity index call and put options are determined using Black-Scholes option valuation methodologies.
     Fair values for credit default swaps are based on quoted market prices.

     The fair value of the Company's guaranteed minimum withdrawal benefit embedded derivative liability has been calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the expected lives of the contracts, incorporating expectations regarding policyholder behavior in varying economic conditions.

     The Company reinsures essentially 100% of its guaranteed minimum income benefit on a net settled basis. The net settlement is considered an embedded derivative and the Company determines the fair value using actuarial assumptions related to the projected cash flows, including reinsurance premiums and related benefit reimbursements, over the expected lives of the contracts, incorporating expectations regarding policyholder behavior in varying economic conditions.

     The nature of these embedded derivative cash flows can be quite varied.
     Therefore, stochastic techniques are used to generate a variety of market return scenarios for evaluation. The generation of these scenarios and the assumptions as to policyholder behavior involve numerous estimates and subjective judgments including those regarding expected market volatility, correlations of market returns and discount rates, utilization of the benefit by policyholders under varying conditions and policyholder lapsation. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the LIBOR forward curve rates as of that date and market volatility as determined with reference to implied volatility data and evaluations of historical volatilities for various indices. The risk-free spot rates as represented by the LIBOR spot curve as of the valuation date are used to determine the present value of expected future cash flows produced in the stochastic process.

     SEPARATE ACCOUNT ASSETS:
     Separate account assets are carried at the fair value of the underlying securities.

     ANNUITY RESERVES:
     Fair values for immediate annuities, without mortality features, are derived by discounting the future estimated cash flows using current interest rates for similar maturities. For deferred annuities, fair value is based on surrender value. For index linked annuities, fair value includes the fair value of the embedded options. The carrying value and fair value of the annuity reserves approximated $28.5 billion and $27.7 billion, respectively, at December 31, 2006 and $29.2 billion and $28.3 billion, respectively, at December 31, 2005.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS:
     Fair value is based on the present value of future cash flows at current pricing rates. The fair value approximated $2.0 billion at both December
     31, 2006 and 2005.

     TRUST INSTRUMENTS SUPPORTED BY FUNDING AGREEMENTS:
     Fair value is based on the present value of future cash flows at current pricing rates, plus the fair value of embedded derivatives. The fair value approximated $5.2 billion and $5.6 billion at December 31, 2006 and 2005, respectively.

     FEDERAL HOME LOAN BANK ADVANCES:
     Fair value is based on future cash flows discounted at current interest rates. The fair value approximated $597.4 million and $99.6 million at December 31, 2006 and 2005, respectively.

     REVERSE REPURCHASE AGREEMENTS:
     Carrying value of reverse repurchase agreements is considered to be a reasonable estimate for fair value.




5.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     NOTES PAYABLE:
     Fair value of notes payable is based on future cash flows discounted at current interest rates. The fair value approximated $461.5 million and $552.0 million at December 31, 2006 and 2005, respectively.

     SEPARATE ACCOUNT LIABILITIES:
     Fair value of contracts in the accumulation phase is based on account value less surrender charges. Fair value of contracts in the payout phase is based on the present value of future cash flows at assumed investment rates. The aggregate fair value approximated $20.9 billion and $13.8 billion at December 31, 2006 and 2005, respectively.

6.   INVESTMENTS

     Investments are comprised primarily of fixed-income securities, primarily publicly-traded industrial, asset-backed, utility and government bonds, and mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the interest-sensitive liabilities and to earn a stable return on its investments.

     FIXED MATURITIES
     The following table sets forth fixed maturity investments at December 31,
     2006, classified by rating categories as assigned by nationally recognized statistical rating organizations, the National Association of Insurance
     Commissioners ("NAIC"), or if not rated by such organizations, the
     Company's affiliated investment advisor. At December 31, 2006, the carrying value of investments rated by the Company's affiliated investment advisor totaled $503.0 million. For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC
     Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.
                                                         PERCENT OF TOTAL
                                                       FIXED MATURITIES
      INVESTMENT RATING                                DECEMBER 31, 2006
                                                     ----------------------
                                                     ----------------------
      AAA                                                          20.5%
      AA                                                            8.4
      A                                                            26.9
      BBB                                                          38.4
                                                     ----------------------
                                                     ----------------------
          Investment grade                                         94.2
                                                     ----------------------
                                                     ----------------------
      BB                                                            5.0
      B and below                                                   0.8
                                                     ----------------------
                                                     ----------------------
          Below investment grade                                    5.8
                                                     ----------------------
                                                     ----------------------
          Total fixed maturities                                  100.0%
                                                     ======================

     The amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $4.0 million and $4.1 million, respectively, at December 31, 2006. The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2006 were $4.0 million and $4.1 million, respectively, and for the 12 months preceding December 31, 2005 were $4.0 million and $5.3 million, respectively.



6.   INVESTMENTS (CONTINUED)

     The cost or amortized cost, gross unrealized gains and losses and fair value of available for sale fixed maturities and equities were as follows
     (in thousands):

                                              COST OR           GROSS           GROSS
                                             AMORTIZED       UNREALIZED      UNREALIZED          FAIR
December 31, 2006                              COST             GAINS          LOSSES            VALUE
                                           --------------    ------------    ------------    --------------
                                           --------------    ------------    ------------    --------------
Fixed Maturities
U.S. Treasury securities                        $ 11,693             $ -           $ 281          $ 11,412
Foreign governments                                1,341             314               -             1,655
Public utilities                               2,753,801          62,651          26,298         2,790,154
Corporate securities                          25,220,870         530,472         351,648        25,399,694
Asset-backed securities                       10,035,281         122,647         120,937        10,036,991
                                           --------------    ------------    ------------    --------------
                                           --------------    ------------    ------------    --------------
Total fixed maturities                      $ 38,022,986       $ 716,084       $ 499,164      $ 38,239,906
                                           ==============    ============    ============    ==============
                                           ==============    ============    ============    ==============

Equities                                       $ 107,750        $ 13,843             $ -         $ 121,593
                                           ==============    ============    ============    ==============


                                               COST OR           GROSS           GROSS
                                             AMORTIZED        UNREALIZED      UNREALIZED          FAIR
December 31, 2005                              COST             GAINS           LOSSES           VALUE
                                           --------------    -------------   -------------   ---------------
                                           --------------    -------------   -------------   ---------------
Fixed Maturities
U.S. Treasury securities                        $ 39,561             $ 22           $ 756          $ 38,827
Foreign governments                               32,331              281             770            31,842
Public utilities                               2,937,225          103,964          16,353         3,024,836
Corporate securities                          27,984,571          867,709         308,982        28,543,298
Asset-backed securities                        8,640,123           95,291         125,010         8,610,404
                                           --------------    -------------   -------------   ---------------
                                           --------------    -------------   -------------   ---------------
Total fixed maturities                      $ 39,633,811      $ 1,067,267       $ 451,871      $ 40,249,207
                                           ==============    =============   =============   ===============
                                           ==============    =============   =============   ===============

Equities                                       $ 313,498         $ 14,736         $ 1,756         $ 326,478
                                           ==============    =============   =============   ===============


     At December 31, 2006 and 2005, available for sale securities without a readily ascertainable market value having an amortized cost of $5.7 billion and $5.9 billion, respectively, had estimated fair values of $5.7 billion and $6.0 billion, respectively.

     The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

                                                      AMORTIZED
                                                         COST           FAIR VALUE
                                                    ---------------   ---------------
                                                    ---------------   ---------------
Due in 1 year or less                                  $ 1,189,966       $ 1,192,368
Due after 1 year through 5 years                         8,538,615         8,726,446
Due after 5 years through 10 years                      13,791,038        13,766,996
Due after 10 years through 20 years                      2,954,442         2,979,718
Due after 20 years                                       1,513,644         1,537,387
Asset-backed securities                                 10,035,281        10,036,991
                                                    ---------------   ---------------
                                                    ---------------   ---------------
Total                                                 $ 38,022,986      $ 38,239,906
                                                    ===============   ===============

     U.S. Treasury securities with a carrying value of $10.7 million and $13.5 million at December 31, 2006 and 2005, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.


6.    INVESTMENTS (CONTINUED)

     The fair value and the amount of gross unrealized losses included in accumulated other comprehensive income in stockholder's equity were as follows (in thousands):

                                             LESS THAN 12 MONTHS          12 MONTHS OR LONGER                TOTAL
                                        ------------------------------ --------------------------- ----------------------------
                                        ------------------------------ --------------------------- ----------------------------
                                            GROSS                         GROSS                       GROSS
                                         UNREALIZED                    UNREALIZED                   UNREALIZED
DECEMBER 31, 2006                          LOSSES        FAIR VALUE      LOSSES      FAIR VALUE       LOSSES      FAIR VALUE
                                        -------------- --------------- ------------ -------------- ------------- --------------
                                        -------------- --------------- ------------ -------------- ------------- --------------
U.S. Treasury securities                         $ 27         $ 3,063        $ 254        $ 7,280         $ 281       $ 10,343
Foreign governments                                 -               -            -              -             -              -
Public utilities                                2,182         513,145       24,116        964,937        26,298      1,478,082
Corporate securities                           48,919       3,869,151      302,729     10,212,760       351,648     14,081,911
Asset-backed securities                         8,642       2,129,328      112,295      3,740,046       120,937      5,869,374
                                        -------------- --------------- ------------ -------------- ------------- --------------
                                        -------------- --------------- ------------ -------------- ------------- --------------
Subtotal - fixed maturities                    59,770       6,514,687      439,394     14,925,023       499,164     21,439,710
Equities                                            -               -            -              -             -              -
                                        -------------- --------------- ------------ -------------- ------------- --------------
                                        -------------- --------------- ------------ -------------- ------------- --------------
Total temporarily impaired
securities                                   $ 59,770     $ 6,514,687     $439,394   $ 14,925,023      $499,164   $ 21,439,710
                                        ============== =============== ============ ============== ============= ==============


                                         LESS THAN 12 MONTHS         12 MONTHS OR LONGER                  TOTAL
                                     ---------------------------- --------------------------- -----------------------------
                                     ---------------------------- --------------------------- -----------------------------
                                        GROSS                        GROSS                       GROSS
                                      UNREALIZED                   UNREALIZED                  UNREALIZED
DECEMBER 31, 2005                       LOSSES      FAIR VALUE       LOSSES      FAIR VALUE      LOSSES       FAIR VALUE
                                     ------------- -------------- ------------- ------------- ------------- ---------------
                                     ------------- -------------- ------------- ------------- ------------- ---------------
U.S. Treasury securities                    $ 756       $ 35,717           $ -           $ -         $ 756        $ 35,717
Foreign governments                           671         28,285            99         2,039           770          30,324
Public utilities                           15,125      1,055,007         1,228        42,302        16,353       1,097,309
Corporate securities                      250,414     12,914,442        58,568       927,820       308,982      13,842,262
Asset-backed securities                    44,837      3,303,743        80,173     2,190,168       125,010       5,493,911
                                     ------------- -------------- ------------- ------------- ------------- ---------------
                                     ------------- -------------- ------------- ------------- ------------- ---------------
Subtotal - fixed maturities               311,803     17,337,194       140,068     3,162,329       451,871      20,499,523
Equities                                    1,756         24,198             -             -         1,756          24,198
                                     ------------- -------------- ------------- ------------- ------------- ---------------
                                     ------------- -------------- ------------- ------------- ------------- ---------------
Total temporarily impaired
securities                              $ 313,559   $ 17,361,392     $ 140,068   $ 3,162,329     $ 453,627    $ 20,523,721
                                     ============= ============== ============= ============= ============= ===============


     The Company periodically reviews its fixed maturities and equities on a case-by-case basis to determine if any decline in fair value to below amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, reasons for the decline in value, expectations for the amount and timing of a recovery in value and the Company's ability and intent to hold a security to recovery in value or of contractual cash flows. If it is determined that a decline in value of an investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income in stockholder's equity. If the decline is considered to be other-than-temporary, a realized loss is recognized in the consolidated income statements.

     Generally, securities with fair values that are less than 80% of amortized cost and other securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

     In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and must exercise considerable judgment in determining whether a security is other than temporarily




6.    INVESTMENTS (CONTINUED)

     impaired. Assessment factors include judgments about an obligor's current and projected financial position, an issuer's current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing obligations, the macro-economic outlook and micro-economic outlooks for specific industries and issuers. Assessing the duration of asset-backed securities can also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

     Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, the likelihood of recovering the carrying value based on the near term prospects of the issuer and the Company's ability and intent to hold the security until such a recovery may occur. Unrealized losses that are considered to be primarily the result of market conditions are usually determined to be temporary, e.g., minor increases in interest rates, unusual market volatility or industry-related events, and where the Company also believes there exists a reasonable expectation for recovery in the near term and, furthermore, has the intent and ability to hold the investment until maturity or the market recovery.
     To the extent factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

     The Company applies the provisions of EITF Issue No. 99-20, "Recognition of
     Interest Income and Impairment on Purchased and Retained Beneficial
     Interests in Securitized Financial Assets" ("EITF 99-20") when evaluating whether impairments on its other than high quality structured securities, including certain asset-backed securities and collateralized debt obligations, are other than temporary. The Company regularly reviews future cash flow assumptions and, in accordance with EITF 99-20, if there has been an adverse change in estimated cash flows to be received on a security, an impairment is recognized in the consolidated income statements. For privately placed structured securities, impairment amounts are based on discounted cash flows.

     There are inherent uncertainties in assessing the fair values assigned to the Company's investments and in determining whether a decline in market value is other-than-temporary. The Company's review of fair value involves several criteria including economic conditions, credit loss experience, other issuer-specific developments and future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently in accumulated other comprehensive income may be recognized in the consolidated income statement in future periods.

     The Company currently intends to hold available for sale securities with unrealized losses not considered other than temporary until they mature or recover in value. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity and realize a loss.

     Of the total carrying value for fixed maturities in an unrealized loss position at December 31, 2006, 84.3% were investment grade, 4.9% were below investment grade and 10.8% were not rated. Unrealized losses from fixed maturities that were below investment grade or not rated represented approximately 20.9% of the aggregate gross unrealized losses on available for sale fixed maturities.

     Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2006, the industries representing the larger unrealized losses included energy (12.6% of fixed maturities gross unrealized losses) and financial services (11.7%). The Company had no material unrealized losses on individual fixed maturities or equities at December 31, 2006.



6.    INVESTMENTS (CONTINUED)

     The amount of gross unrealized losses for fixed maturities in a loss position by maturity date of the fixed maturities as of December 31, 2006 were as follows (in thousands):

Less than one year                                        $ 1,672
One to five years                                          56,851
Five to ten years                                         221,130
More than ten years                                        98,574
Asset-backed securities                                   120,937
                                                  ---------------
                                                  ---------------
Total gross unrealized losses                           $ 499,164
                                                  ===============

     MORTGAGE LOANS
     Commercial mortgage loans are net of allowance for loan losses of $13.1 million and $17.6 million at December 31, 2006 and 2005, respectively. At
     December 31, 2006, mortgage loans were collateralized by properties located in 38 states and Canada.

     SECURITIZATIONS
     In November 2003, Jackson executed the Piedmont CDO Trust ("Piedmont") securitization transaction. In this transaction, Jackson contributed
     $1,159.6 million of asset-backed securities, ultimately to Piedmont, which issued several classes of debt to acquire such securities. The transaction was recorded as a sale; however, Jackson retained beneficial interests in the contributed asset-backed securities of approximately 80% by acquiring certain securities issued by Piedmont. Piedmont is a Qualified Special
     Purpose Entity and accordingly, is not consolidated in the accompanying financial statements. Jackson's carrying value in securities issued by Piedmont totaled $636.6 million and $795.9 million at December 31, 2006 and 2005, respectively, and was included in asset-backed securities.

     OTHER INVESTED ASSETS
     Other invested assets primarily include investments in 1) limited partnerships, 2) derivative instruments with positive fair values and 3) real estate. Investments in limited partnerships have carrying values of $479.9 million and $710.3 million at December 31, 2006 and 2005, respectively. Real estate totaling $109.0 million and $142.4 million at December 31, 2006 and 2005, respectively, includes foreclosed properties with a book value of $10.5 million and $19.6 million at December 31, 2006 and 2005, respectively. Limited partnership income recognized by the Company was $133.0 million, $162.5 million and $105.2 million in 2006, 2005 and 2004, respectively.

     The fair value of free-standing derivative instruments reflects the estimated amounts, net of payment accruals, that the Company would receive or pay upon sale or termination of the contracts at the reporting date.
     With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments. With respect to futures and options, the contractual amount represents the market exposure of open positions.



6.    INVESTMENTS (CONTINUED)

     A summary of the aggregate contractual or notional amounts and fair values of freestanding derivative instruments outstanding is as follows (in thousands):

                                          DECEMBER 31, 2006
                                        OTHER INVESTED ASSETS          OTHER LIABILITIES
                                     ---------------------------- -----------------------------
                                     ---------------------------- -----------------------------
                                     CONTRACTUAL/                  CONTRACTUAL/                      NET
                                       NOTIONAL         FAIR         NOTIONAL         FAIR           FAIR
                                        AMOUNT          VALUE         AMOUNT          VALUE         VALUE
                                     --------------  ------------ ---------------  ------------  -------------
                                     --------------  ------------ ---------------  ------------  -------------
Cross-currency swaps                   $ 1,051,577      $215,382        $ 50,000      $ (1,789)      $213,593
Credit default swaps                             -             -          36,000           (59)           (59)
Equity index call
options                                  1,140,750       108,472          22,718        (5,446)       103,026
Equity index put
options                                  5,300,000        32,837               -             -         32,837
Put-swaptions                           26,500,000         9,559      23,000,000          (459)         9,100
Futures                                          -             -         535,650        (1,238)        (1,238)
Total return swaps                         450,000        24,632         127,000       (13,470)        11,162
Interest rate swaps                      4,710,105       104,899       3,890,000      (156,495)       (51,596)
                                     --------------  ------------ ---------------  ------------  -------------
                                     --------------  ------------ ---------------  ------------  -------------
Total                                 $ 39,152,432      $495,781    $ 27,661,368    $ (178,956)      $316,825
                                     ==============  ============ ===============  ============  =============

                                          DECEMBER 31, 2005
                                        OTHER INVESTED ASSETS           OTHER LIABILITIES
                                     ----------------------------  -----------------------------
                                     ----------------------------  -----------------------------
                                     CONTRACTUAL/                  CONTRACTUAL/                        NET
                                       NOTIONAL          FAIR        NOTIONAL          FAIR           FAIR
                                        AMOUNT          VALUE         AMOUNT          VALUE           VALUE
                                     --------------   -----------  --------------  ------------- ----------------
                                     --------------   -----------  --------------  ------------- ----------------
Cross-currency swaps                     $ 947,735     $ 189,383       $ 672,653      $ (45,278)       $ 144,105
Equity index call
options                                  1,365,850       108,085          22,718         (3,566)         104,519
Equity index put
options                                  2,450,000        45,758               -              -           45,758
Put-swaptions                           16,000,000        11,634      25,000,000         (1,746)           9,888
Futures                                    313,700         6,825               -              -            6,825
Total return swaps                       1,050,000        66,248         206,272        (32,297)          33,951
Interest rate swaps                      4,063,566       107,330       6,092,000       (224,103)        (116,773)
                                     --------------   -----------  --------------  ------------- ----------------
                                     --------------   -----------  --------------  ------------- ----------------
Total                                 $ 26,190,851     $ 535,263    $ 31,993,643     $ (306,990)       $ 228,273
                                     ==============   ===========  ==============  ============= ================

     SECURITIES LENDING
     The Company has entered into securities lending agreements with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2006 and 2005, the estimated fair value of loaned securities was $306.5 million and $436.8 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.
     Cash collateral received, in the amount of $235.9 million and $428.0 million at December 31, 2006 and 2005, respectively, was invested by the agent bank and included in short-term investments of the Company. A securities lending payable is included in liabilities for cash collateral received. Other collateral received, generally in the form of securities, totaled $89.2 million and $29.4 million at December 31, 2006 and 2005, respectively. Securities lending transactions are used to generate income.
     Income and expenses associated with these transactions are reported as net investment income.


7.    INVESTMENT INCOME, RISK MANAGEMENT ACTIVITY AND REALIZED GAINS AND LOSSES

     The sources of net investment income by major category were as follows (in thousands):

                                                              YEARS ENDED DECEMBER 31,
                                                       2006            2005           2004
                                                   --------------  -------------  -------------
                                                   --------------  -------------  -------------
Fixed maturities                                     $ 2,363,953    $ 2,340,984    $ 2,270,233
Other investment income                                  619,864        626,967        492,210
                                                   --------------  -------------  -------------
                                                   --------------  -------------  -------------
Total investment income                                2,983,817      2,967,951      2,762,443
Less investment expenses                                 (79,030)       (88,511)       (72,498)
                                                   --------------  -------------  -------------
                                                   --------------  -------------  -------------
Net investment income                                $ 2,904,787    $ 2,879,440    $ 2,689,945
                                                   ==============  =============  =============

     Risk management activity, including gains (losses) and change in fair value of derivative instruments and embedded derivatives, was as follows (in thousands):

                                                          YEARS ENDED DECEMBER 31,
                                                 2006            2005           2004
                                             --------------  -------------  --------------
                                             --------------  -------------  --------------
Interest rate swaps                              $ 106,907      $ 160,250        $ 16,618
Forwards                                                 -          6,891           4,024
Put-swaptions                                      (10,572)        (3,093)          8,390
Futures                                            (40,993)         4,086             708
Equity index call options                           33,460          4,548          48,870
Equity index put options                           (64,046)       (19,757)              -
Total return swaps                                  10,486              -          21,701
Fixed index annuity embedded derivatives          (154,696)       (20,247)        (30,024)
Credit default swaps                                 1,447              -               -
Variable annuity embedded derivatives               12,780         37,149          20,527
                                             --------------  -------------  --------------
                                             --------------  -------------  --------------
Risk management activity                        $ (105,227)     $ 169,827        $ 90,814
                                             ==============  =============  ==============

     Net realized gains (losses) on investments were as follows (in thousands):

                                               YEARS ENDED DECEMBER 31,
                                                 2006            2005           2004
                                             --------------  -------------  --------------
                                             --------------  -------------  --------------
Sales of fixed maturities
Gross gains                                   $       96,911  $      85,648  $    263,685
Gross losses                                      (113,800)       (53,395)        (67,352)
Sales of equities
Gross gains                                          7,796         25,243          33,037
Gross losses                                        (1,562)           (93)           (685)
Sales of real estate
Gross gains                                              -             19               -
Transfers to trading securities                          -              -          (9,300)
Impairment losses                                  (47,055)       (44,438)        (80,729)
                                             --------------  -------------  --------------
                                             --------------  -------------  --------------
Total                                            $ (57,710)      $ 12,984       $ 138,656
                                             ==============  =============  ==============

     Net realized gains (losses) on investments, net of amounts allocated to minority interest, totaled $(66.7) million, $12.0 million and $92.8 million in 2006, 2005 and 2004, respectively.



8.   VALUE OF ACQUIRED INSURANCE

     The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November
     25, 1986 (the date the Company was acquired by Prudential). The value of acquired insurance in-force was determined by using assumptions as to interest, persistency and mortality. Profits were then discounted to arrive at the value of the insurance in-force.

     The amortization of acquired insurance was as follows (in thousands):

                                                          2006            2005         2004
                                                      --------------  -------------  ----------
                                                      --------------  -------------  ----------
Value of acquired insurance:
Balance, beginning of year                             $       23,578  $      45,768  $ 66,650
Interest, at rates varying from 6.5% to 9.5%                  1,108          3,258       5,277
Amortization                                                (24,686)       (25,448)    (26,159)
                                                      --------------  -------------  ----------
                                                      --------------  -------------  ----------
Balance, end of year                                            $ -       $ 23,578    $ 45,768
                                                      ==============  =============  ==========

9.   CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND VARIABLE ANNUITY GUARANTEES

     The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefit ("GMDB")), annuitization (guaranteed minimum income benefit ("GMIB")), or at specified dates during the accumulation period (guaranteed minimum withdrawal benefit
     ("GMWB")).


     The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Changes in liabilities for minimum guarantees are included in increase in reserves, net of reinsurance in the consolidated income statement, with the exception of changes in embedded derivatives, which are included in risk management activity. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.


9. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND VARIABLE ANNUITY
GUARANTEES (CONTINUED)

     At December 31, 2006 and 2005, the company had variable contracts with guarantees, where net amount at risk is the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

                                                                                                                      Average
DECEMBER 31, 2006                                                                                                     Period
                                                                                                   Weighted            until
                                                        Minimum     Account       Net Amount        Average          Expected
                                                        Return       Value         at Risk       Attained Age      Annuitization
                                                       ----------  -----------  --------------- ----------------  ----------------
                                                       ----------  -----------  --------------- ----------------  ----------------
Return of net deposits plus a minimum return
           GMDB                                         0% - 5%     $ 17,036        $ 1,218       63.3 years
           GMIB                                         0% - 6%      $ 2,522         $ 21                           7.4 years
           GMWB - Premium only                                       $ 4,928          $ -
           GMWB - For life                              0% - 5%       $ 997           $ -
Highest specified anniversary account value minus
     withdrawals post-anniversary
           GMDB                                                       $ 3,266         $ 45         61.6 years
           GMWB - Highest anniversary only                            $ 1,854          $ 1
           GMWB - For life                                             $ 543           $ -
Combination net deposits plus minimum return, highest
specified anniversary account value minus withdrawals
post-anniversary
           GMDB                                         0% - 5%      $ 1,786          $ 5         63.8 years
           GMWB - For life                              0% - 5%       $ 962           $ -


                                                                                                                         Average
DECEMBER 31, 2005                                                                                                        Period
                                                                                                      Weighted            until
                                                           Minimum     Account       Net Amount        Average          Expected
                                                           Return       Value         at Risk       Attained Age      Annuitization
                                                          ----------  -----------  --------------- ----------------  ---------------
                                                          ----------  -----------  --------------- ----------------  ---------------
Return of net deposits plus a minimum return
           GMDB                                            0% - 5%     $ 11,471        $ 1,411       63.4 years
           GMIB                                            0% - 6%      $ 2,000         $ 21                               8.1 years
           GMWB                                                         $ 4,380          $ 1
Highest specified anniversary account value minus
     withdrawals post-anniversary - GMDB                                $ 1,886         $ 47         61.2 years
Combination net deposits plus minimum return, highest
     specified anniversary account value minus
     withdrawals post-anniversary - GMDB                   0% - 5%      $ 1,243          $ 5         63.7 years



     Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

                                           DECEMBER 31,
                                 -------------------------------
                                 -------------------------------
Fund type:                         2006                 2005
                                 ----------           ----------
                                 ----------           ----------
Equity                            $ 18,937             $ 12,388
Bond                                 1,508                1,156
Balanced                             1,373                  903
Money market                           269                  160
                                 ----------           ----------
                                 ----------           ----------
Total                             $ 22,087             $ 14,607
                                 ==========           ==========



9. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND VARIABLE ANNUITY
GUARANTEES (CONTINUED)

     GMDB liabilities, before reinsurance, reflected in the general account are as follows (in millions):

                                                               2006          2005           2004
                                                           -------------  ------------   ------------
Balance at January 1                                             $ 37.0        $ 42.0         $ 50.1
Incurred guaranteed benefits                                       43.6          21.2           19.1
Paid guaranteed benefits                                          (24.0)        (26.2)         (27.2)
                                                           -------------  ------------   ------------
Balance at December 31                                           $ 56.6        $ 37.0         $ 42.0
                                                           =============  ============   ============
Balance at December 31, net of reinsurance                        $ 1.9         $ 0.8          $ 0.9
                                                           =============  ============   ============






     The GMDB liability is determined at each period end by estimating the expected value of death MITTED] benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006 and 2005:
1)            Use of a series of deterministic investment performance scenarios.
2) Mean investment performance assumption of 8.4% after investment management fees, but before investment advisory fees and mortality and expense charges.
3)            Mortality equal to 80% of the Annuity 2000 table.
4) Lapse rates varying by contract type and duration and ranging from 2% to 50%, with an average of 7% during the surrender charge period and 13% thereafter at December 31, 2006 and from 2% to 40%, with an average of 5% during the surrender charge period and 12% thereafter at December 31, 2005.
5)            Discount rate of 8.4%.

     Most GMWB reserves are considered to be derivatives under FAS 133 and are recognized at fair value, with the change in fair value included in risk management activity. As the nature of the cash flows used to derive the fair value of these reserves may be quite varied, the fair value is calculated as the average of the results from 1,000 stochastic scenarios.
     These scenarios incorporate assumptions regarding expected market volatility, correlations of market returns and discount rates, utilization of the benefit by policyholders under varying conditions and policyholder lapsation. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the LIBOR forward curve as of that date and market volatility as determined with reference to implied volatility data and evaluations of historical volatilities for various indices. The risk-free spot rates as represented by the LIBOR spot curve as of the valuation date are used to determine the present value of expected future cash flows produced in the stochastic process. The negative GMWB reserve at December 31 2006 and 2005 totaled $56.0 million and $26.5 million, respectively, and is included in other assets.

     Since October 2004, Jackson has issued certain GMWB products that guarantee payments over a lifetime. Reserves for these lifetime benefits are calculated as required by SOP 03-1. At December 31, 2006 and 2005, these
     SOP 03-1 reserves are immaterial.

     The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments.
     The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating the direct GMIB liability at December 31, 2006 and 2005, are consistent with those used for calculating the GMDB liability. These GMIB SOP 03-1 reserves are minimal at December 31, 2006 and 2005.



9. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND VARIABLE ANNUITY
GUARANTEES (CONTINUED)

     OTHER LIABILITIES - INSURANCE AND ANNUITIZATION BENEFITS
     The Company has established additional reserves for life insurance business due to: universal life ("UL") plans with secondary guarantees, interest-sensitive life ("ISWL") plans that exhibit "profits followed by loss" patterns and account balance adjustments to tabular guaranteed cash values on one interest sensitive life plan. The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations, for which a liability was established to cover future annuitization benefits in excess of surrender values. The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations. The total liability for this block is the low tier funding using the lower credited rate associated with surrenders, plus the SOP 03-1 annuitization reserve.

     Liabilities for these benefits have been established according to the methodology prescribed in SOP 03-1, as follows:

                                  DECEMBER 31, 2006                         DECEMBER 31, 2005
                               ---------------------------------------  -----------------------------------------
                               ----------------------------------------------------------------------------------
Benefit Type                    Liability    Net Amount   Weighted AverageLiability Age Net Amount   Weighted Average
                               (in millions)  at Risk                   (in millions)    at Risk        Attained
                                           (in millions)*                             (in millions)*      Age
---------------------------    ----------------------------------------------------------------------------------
---------------------------    ---------------------------------------  -----------------------------------------
UL insurance benefit              $ 57       $ 4,992      54.5 years        $ 58        $ 4,620      54.6 years
Two-tier annuitization            $ 7          $ 37       60.7 years        $ 7           $ 39       59.4 years
ISWL account balance
adjustment                        $ 40            n/a          n/a          $ 34             n/a          n/a

     * Net amount at risk  ("NAR")  for the UL benefits is for the total of
     the  plans  containing  any  policies  having  projected   non-zero  excess
     benefits,  and thus may  include  NAR for some  policies  with zero  excess benefits.

     The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2006 and 2005:

     1)   Use of a series of deterministic premium persistency scenarios.
     2) Other experience assumptions similar to those used in amortization of deferred acquisition costs.
     3)   Discount  rates equal to the credited  interest  rates,  approximately
          4%-5% projected.

     The following assumptions and methodology were used to determine the two-tier annuitization benefit liability at December 31, 2006 and 2005:

     1) Use of a series of deterministic scenarios, varying by surrender rate and annuitization rate.

     2) Other experience assumptions similar to those used in amortization of deferred acquisition costs.

     3) Discount rates are equal to credited interest rates, approximately, 3%-4% projected at December 31, 2006 and 3% - 5% projected at December
          31, 2005.



10.  NOTES PAYABLE

     The aggregate carrying value and fair value of notes payable at December
     31, 2006 and 2005 were as follows (in thousands):

                                                     DECEMBER 31,
                                      2006                      2005
                                  -------------------------  ------------------------
                                  -------------------------  ------------------------
                                    CARRYING                  CARRYING
                                     VALUE     FAIR VALUE       VALUE    FAIR VALUE
                                  -------------------------  ------------------------
                                  -------------------------  ------------------------
Surplus notes                         $249,265    $308,550      $249,251    $314,350
Tuscany notes                          114,381     114,381       224,712     224,712
Mortgage loans                          34,866      34,866         4,226       4,226
VIE equity classes                       3,750       3,750         8,750       8,750
                                  -------------------------  ------------------------
                                  -------------------------  ------------------------
Total                                 $402,262    $461,547      $486,939    $552,038
                                  =========================  ========================

     SURPLUS NOTES
     On March 15, 1997, the Company issued 8.15% Surplus Notes (the "Notes") in the principal amount of $250.0 million due March 15, 2027. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims.

     Under Michigan Insurance law, for statutory reporting purposes, the Notes are not part of the legal liabilities of the Company and are considered capital and surplus. Payments of interest or principal may only be made with the prior approval of the Commissioner of Insurance of the State of Michigan and only out of surplus earnings which the Commissioner determines to be available for such payments under Michigan Insurance law. The Notes may not be redeemed at the option of the Company or any holder prior to maturity.

     Interest is payable semi-annually on March 15 and September 15 of each year. Interest paid on the Notes was $20.4 million in each of 2006, 2005 and 2004.

     TUSCANY NOTES
     On December 19, 2001, Tuscany CDO, Limited, a VIE in which Jackson is the primary beneficiary, issued $900.0 million of senior and subordinated notes. At issuance, the most senior notes, initially totaling $450.0 million, due February 25, 2010 were sold to unrelated parties with the remaining senior and subordinated notes retained by the Company. The most senior notes were paid in full by August 2006. In 2003, the second most senior notes, initially totaling $129.0 million, due February 25, 2015 were sold to unrelated parties. The most senior notes bore interest at LIBOR plus .38% and the second most senior notes bear interest at LIBOR plus .47%
     (collectively, "Tuscany Notes"). At December 31, 2006 and 2005, the weighted average rate on the Tuscany Notes was 5.93% and 4.48%, respectively. Interest paid totaled $11.0 million, $6.8 million and $3.7 million in 2006, 2005 and 2004, respectively.

     MORTGAGE LOANS
     Certain consolidated real estate VIEs, including certain entities that were newly consolidated in 2006, have outstanding mortgage loans at a weighted average interest rate of 6.53% and 8.55% at December 31, 2006 and 2005, respectively, with maturities through 2016. Interest paid totaled $2.8 million, $273 thousand and $160 thousand in 2006, 2005 and 2004, respectively.

     VIE EQUITY CLASSES
     Certain of the VIEs have "equity" classes issued in the form of non-investment grade debt with maturities through November 2013.
     Accordingly, these equity classes are classified as notes payable rather than minority interest in the consolidated balance sheets. These notes accrue contingent interest in addition to the stated coupon. The outstanding principal amounts accrued interest at a weighted average interest rate of 7.12% and 8.31% at December 31, 2006 and 2005, respectively. Interest paid on the notes in 2006, 2005 and 2004 totaled
     $20.0 million, $664 thousand and $456 thousand, respectively.





11.  REVERSE REPURCHASE AGREEMENTS

     During 2006 and 2005, the Company entered into reverse repurchase and dollar roll repurchase agreements whereby the Company agreed to sell and repurchase securities. These activities have been accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. Short-term borrowings under such agreements averaged $33.9 million and $17.4 million during 2006 and 2005, respectively, at weighted average interest rates of 4.53% and 2.25%, respectively. There was no outstanding balance as of December 31, 2006. The outstanding balance totaled $300.0 million at December 31, 2005 and was included in other liabilities. Interest paid totaled $1.5 million, $0.4 million and $0.2 million in 2006, 2005 and 2004, respectively. The highest level of short-term borrowings at any month end was $230.0 million in 2006 and $300.0 million in 2005.

12.  REINSURANCE

     The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $2.0 million. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

     In connection with the purchase of Life of Georgia, Jackson acquired certain lines of business that were wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

     With the approval of the Michigan Commissioner of Insurance, Jackson cedes the guaranteed minimum death benefit coverage associated with certain variable annuities issued prior to 2002 to an affiliate, Prudential
     Atlantic Reinsurance Company, Dublin, Ireland ("PARC"). PARC is a wholly owned subsidiary of Prudential. The income statement impact of the treaty is negligible, as the reinsurance premium, net of claims, approximates the change in the GMDB reserve.

     The effect of reinsurance on premiums was as follows (in thousands):

                                                      YEARS ENDED DECEMBER 31,
                                                  2006          2005         2004
                                               ------------  -----------  ------------
                                               ------------  -----------  ------------
Direct premiums:
Life                                             $ 361,016    $ 347,831     $ 314,168
Accident and health                                 22,297       14,855             -
Plus reinsurance assumed:
Life                                                 3,984       12,629             6
Accident and health                                  2,113        1,232             -
Less reinsurance ceded:
Life                                              (134,251)    (134,258)     (126,778)
Accident and health                                (24,410)     (16,087)            -
Guaranteed annuity benefits                        (34,548)     (27,141)      (25,054)
                                               ------------  -----------  ------------
                                               ------------  -----------  ------------
Total net premiums                               $ 196,201    $ 199,061     $ 162,342
                                               ============  ===========  ============

     Premiums ceded for guaranteed annuity benefits included $24.5 million, $19.4 million and $20.2 million premiums ceded to PARC during 2006, 2005 and 2004, respectively.



12.  REINSURANCE (CONTINUED)

     Components of the reinsurance recoverable asset were as follows (in thousands):

                                                      DECEMBER 31,
                                                  2006            2005
                                               ------------    ------------
                                               ------------    ------------
Reserves:
Life                                              $735,904       $ 681,765
Accident and health                                 32,560          39,047
Guaranteed annuity benefits                         70,675         171,310
Claims liability                                    37,997          41,254
Other                                                9,831          10,362
                                               ------------    ------------
                                               ------------    ------------
Total                                             $886,967       $ 943,738
                                               ============    ============

     Reserves reinsured through Brooke Life were $56.8 million and $59.4 million at December 31, 2006 and 2005, respectively. Reserves reinsured through PARC were $54.7 million and $36.3 million at December 31, 2006 and 2005, respectively.

13.  FEDERAL INCOME TAXES

     The components of the provision for federal income taxes were as follows (in thousands):

                                                        YEARS ENDED DECEMBER 31,
                                               2006            2005          2004
                                            ------------   -------------  ------------
                                            ------------   -------------  ------------
Current tax expense                            $240,858        $174,180      $ 87,196
Deferred tax expense                             22,558         141,115       216,880
                                            ------------   -------------  ------------
                                            ------------   -------------  ------------

Federal income tax expense                     $263,416        $315,295      $304,076
                                            ============   =============  ============

     Federal income tax expense reported for discontinued operations totaled $40.6 million in 2004.

     The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 2006, 2005 and 2004 as follows (in thousands):

                                                           YEARS ENDED DECEMBER 31,
                                                      2006          2005          2004
                                                  -------------  ------------  ------------
                                                  -------------  ------------  ------------
Income taxes at statutory rate                        $278,612      $318,279      $304,123
Dividends received deduction                           (15,156)       (3,437)            -
Other                                                      (40)          452           (47)
                                                  -------------  ------------  ------------
                                                  -------------  ------------  ------------
Provision for federal income taxes                    $263,416      $315,294      $304,076
                                                  =============  ============  ============
                                                  =============  ============  ============

Effective tax rate                                       33.1%         34.7%         35.0%
                                                  =============  ============  ============

     Federal income taxes paid were $214.0 million, $165.1 million and $105.5 million in 2006, 2005 and 2004, respectively.





13.  FEDERAL INCOME TAXES (CONTINUED)

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities were as follows (in thousands):

                                                                                      DECEMBER 31,
                                                                                 2006           2005
                                                                             -------------  -------------
                                                                             -------------  -------------
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items                                       $ 860,143      $ 745,761
Investments                                                                       138,758        163,076
Deferred compensation                                                              56,866         47,550
Other, net                                                                         48,543         48,715
                                                                             -------------  -------------
                                                                             -------------  -------------
Total gross deferred tax asset                                                  1,104,310      1,005,102
                                                                             -------------  -------------
                                                                             -------------  -------------

GROSS DEFERRED TAX LIABILITY
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements                                 (976,968)      (786,538)
Value of the insurance in-force                                                         -         (8,252)
Other assets                                                                       (3,354)       (24,469)
Net unrealized gains on available for sale securities                             (80,579)      (218,250)
Other, net                                                                        (27,249)        (8,176)
                                                                             -------------  -------------
                                                                             -------------  -------------
Total gross deferred tax liability                                             (1,088,150)    (1,045,685)
                                                                             -------------  -------------
                                                                             -------------  -------------

Net deferred tax asset (liability)                                            $     16,160   $    (40,583)
                                                                             =============  =============

     Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the gross deferred tax asset.

     At December 31, 2006, the Company had no federal tax capital loss carryforwards available for future use.

14.  COMMITMENTS AND CONTINGENCIES

     The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition or results of operations.
     Jackson has been named in civil litigation proceedings which appear to be substantially similar to other class action litigation brought against many life insurers alleging misconduct in the sale of insurance products. The
     Company accrues for legal contingencies once the contingency is deemed to be probable and estimable. Accordingly, at December 31, 2006 and 2005, Jackson had recorded accruals totaling $11.0 million and $7.1 million, respectively. Additionally, in connection with the purchase of Life of Georgia, Jackson assumed a $9.4 million liability related to a class action lawsuit. This liability has been fully indemnified by ING Groep, N.V. and an indemnification receivable of $9.4 million has been included in other assets.

     State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessments to solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received at the end of 2006 and 2005, the Company's reserve for future state guaranty fund assessments was $18.0 million and $19.3 million, respectively. The Company believes the reserve is adequate for all anticipated payments for known insolvencies.



14.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

     The Company had unfunded commitments related to its investments in limited partnerships totaling $339.7 million and $389.1 million at December 31, 2006 and 2005, respectively.

     The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051. Certain leases include escalating lease rates, lease abatements and other incentives and, as a result, at December 31, 2006, Jackson recorded a liability of $2.0 million for future lease payments. Lease expense was $23.0 million, $28.5 million and $27.9 million in 2006, 2005 and 2004, respectively. Future minimum payments under these noncancellable operating leases are as follows (in thousands):

2007                                                               $ 7,124
2008                                                                 6,980
2009                                                                 4,172
2010                                                                 3,408
2011                                                                 3,400
Thereafter                                                          28,167
                                                                 ------------
                                                                 ------------
Total                                                             $ 53,251
                                                                 ============

     Jackson subleased office space under several operating leases that expire at various dates through 2008. Total future lease income to be received on the subleased property is $1.5 million. Lease income for the subleased property totaled $0.7 million per year in 2006, 2005 and 2004.

15.  STOCKHOLDER'S EQUITY

     Under Michigan Insurance Law, dividends on capital stock can only be distributed out of earned surplus, unless the Commissioner approves the dividend prior to payment. Furthermore, without the prior approval of the Commissioner, dividends cannot be distributed if all dividends made within the preceding 12 months exceed the greater of statutory net income less realized gains or 10% of the Company's statutory surplus for the prior year. In 2007, the maximum amount of dividends that can be paid by the Company without prior approval of the Commissioner under this limitation approximates $412.3 million.

     The Company received capital contributions from its parent of $49.7 million, $292.3 million and $28.7 million in 2006, 2005 and 2004, respectively. Contributions received in 2006 included the transfer of $6.9 million in net assets of an affiliate. Contributions received in 2005 included common stock of $260.7 million in Life of Georgia. The capital contributions also included $29.1 million, $31.6 million and $28.7 million in 2006, 2005 and 2004, respectively, from Brooke Life's forgiveness of an intercompany tax liability. Dividend payments were $209.1 million, $410.8 million and $120.0 million in 2006, 2005 and 2004, respectively. Dividends paid in 2005 include $260.8 million paid to Brooke Life to fund the purchase of Life of Georgia.

     Statutory capital and surplus of the Company, as reported in its Annual
     Statement, was $3.7 billion and $3.4 billion at December 31, 2006 and 2005, respectively. Statutory net income of the Company, as reported in its Annual Statement, was $412.3 million, $565.1 million and $624.5 million in 2006, 2005 and 2004, respectively. Statutory net income included pre-acquisition Life of Georgia net income of $112.1 million and $8.2 million in 2005 and 2004, respectively, in accordance with statutory guidelines.




16.  OTHER RELATED PARTY TRANSACTIONS

     The Company's investment portfolio is managed by PPM America, Inc.
     ("PPMA"), a registered investment advisor, and PPM Finance, Inc.
     (collectively, "PPM"). PPM is ultimately a wholly owned subsidiary of Prudential. The Company paid $35.9 million, $35.6 million and $33.2 million to PPM for investment advisory services during 2006, 2005 and 2004, respectively.

     In 2006, Jackson issued $125.6 million in loans to an affiliate, Brooke
     Holdings, LLC. The loans were unsecured and were repaid in full during the year. Interest on these loans (ranging from 4.60% per annum to 5.50% per annum) totaled $4.3 million during 2006. In December 2006, Jackson issued an additional $16.0 million loan to Brooke Holdings, LLC. This loan is also unsecured and matures December 31, 2007. Interest on this loan, at a rate of 5.00% per annum, totaled $38 thousand in 2006.

     Also in 2006, Jackson issued a $5.0 million loan to an affiliate, Brooke
     GP. The loan was unsecured and repaid in September 2006. Interest on this loan, at a rate of 5.44% per annum, totaled $39 thousand in 2006.

     In 2004, Jackson issued $13.0 million in loans to Brooke Holdings, Inc. The loans were unsecured and were repaid in 2005. Interest on these loans (at a rate of 2.75% per annum in 2005 and 1.75% per annum in 2004) totaled $309.7 thousand and $223.6 thousand in 2005 and 2004, respectively.

     Included in notes payable is debt in the amount of $1.5 million and $3.5 million payable to affiliates PPM Holdings, Inc. ("PPMH") and PPMA at December 31, 2006 and 2005, respectively. Interest accrued on this debt, including contingent interest, of $5.0 million and $15.2 million is included in other liabilities at December 31, 2006 and 2005, respectively.
     Outstanding principal amounts accrued interest at a weighted average interest rate of 7.12% and 8.31% at December 31, 2006 and 2005, respectively. Interest paid to PPMH and PPMA totaled $8.0 million and $266 thousand in 2006 and 2005, respectively.

     Jackson has entered into shared services administrative agreements with affiliates PPMA and National Planning Holdings, Inc. ("NPH"). Under the shared services administrative agreements, Jackson allocated $5.2 million, $5.0 million and $6.3 million of certain management and corporate services expenses to affiliates in 2006, 2005 and 2004, respectively.

     Jackson provides a $40.0 million revolving credit facility to PPMA. The loan is unsecured, matures on September 9, 2008, accrues interest at LIBOR plus 2% per annum, and has a commitment fee of 0.25% per annum. There was no balance outstanding at December 31, 2006 or 2005. The highest outstanding loan balance during 2006 and 2005 was $11.5 million and $20.0 million, respectively. Interest and commitment fees totaled $175 thousand, $306 thousand and $124 thousand during 2006, 2005 and 2004, respectively.

     In 2003, Jackson provided a $20.0 million revolving credit facility to Investment Centers of America, Inc., a wholly owned subsidiary of NPH. The loan was unsecured and was scheduled to mature on November 14, 2008, accruing interest at LIBOR plus 2% per annum with a commitment fee of 0.10% per annum. There was no balance outstanding at December 31, 2005. The highest outstanding loan balance during 2005 was $14.2 million. Interest and commitment fees totaled $10 thousand, $52 thousand and $24 thousand in 2006, 2005 and 2004, respectively. No borrowings were made against this credit facility during 2006 and the facility was terminated in July 2006.




17.  BENEFIT PLANS

     The Company has a defined contribution retirement plan covering substantially all employees. To be eligible to participate in the Company's contribution, an employee must have attained the age of 21, have completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches up to 6 percent of a participant's elective contribution to the plan during the year. The
     Company's expense related to this plan was $8.9 million, $7.2 million and $7.8 million in 2006, 2005 and 2004, respectively.

     The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees. At December 31, 2006 and 2005, the liability for such plans totaled $162.4 million and $135.9 million, respectively. Jackson invests general account assets in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability. The Company's expense related to these plans, including a match of elective deferrals for the agents' deferred compensation plan, was $21.5 million, $18.6 million and $20.7 million in 2006, 2005 and 2004, respectively.


                                     Part C

                                Other Information

Item 26.  Exhibits

(a) Resolution of Board of Directors of Jackson National Life Insurance Company authorizing the establishment of Jackson National Life Separate Account IV, incorporated by reference to Registrant's Registration Statement on Form S-6 (File Nos. 333-36506 and 811-09933) as filed on May 8,
    2000.

(b) Not applicable.

(c) (1) Distribution Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.

    (2) Form of Selling Agreement, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 25, 2003
        (File Nos. 333-108433 and 811-09933).

    (3) Form of Distribution Agreement between Jackson National Life Insurance Company of New York and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on April 29, 2004 (File Nos. 333-108433 and 811-09933).

    (4) Amended and Restated General Distributor Agreement dated October 25, 2005, incorporated by reference to the Registrants Post-Effective Amendment No. 20 filed on December 19, 2005 (File Nos. 333-70472 and 811-08664).

(d) (1) Form of Flexible Premium Variable Life Insurance Policy, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.

    (2) Form of Child Insurance Rider, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.

    (3) Form of Scheduled Term Insurance Rider, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.

    (4) Form of Guaranteed Minimum Death Benefit Rider, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.

    (5) Form of Other Insured Term Insurance Rider, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.

    (6) Form of Waiver of Monthly Deductions Rider, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.

    (7) Form of Waiver of Specified Premium, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.

    (8) Form of Terminal Illness Benefit Rider, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

    (9) Form of Waiver of Withdrawal Charge of Specified Conditions Rider, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

    (10) Form of Loan and Reduced Paid-Up Option Endorsement, incorporated by reference to Registrant's Post-Effective Amendment No.
         3 filed on October 27, 2004 (File Nos. 333-108433 and 811-09933).

(e) (1) Specimen Application, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed on September 2, 2003.

    (2) Specimen Supplemental Application, incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on October 27, 2004 (File Nos. 333-108433 and 811-09933).

    (3) Flexible Premium Variable Life Insurance Premium Allocation/Benefit Selection, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 23, 2004 (File Nos. 333-118131 and 811-09933).

(f) (1) Articles of Incorporation of Jackson National Life Insurance Company, incorporated by reference to the Registration Statement on Form N-4 (File Nos. 333-70697 and 811-09119) filed on January 15, 1999.

    (2) Bylaws of Jackson National Life Insurance Company, incorporated by reference to Registration Statement on Form N-4 (File Nos. 333-70697 and 811-09119) filed on January 15, 1999.

(g) (1) Reinsurance Agreement between Jackson National Life Insurance Company and Security Life of Denver Insurance Company, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed on April 28, 2006 (File Nos. 333-108433 and 811-09933).

    (2) Reinsurance Agreement between Jackson National Life Insurance Company and RGA Reinsurance Company, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed on April 28, 2006 (File Nos. 333-108433 and 811-09933).

    (3) Reinsurance Agreement between Jackson National Life Insurance Company and Transamerica Occidental Life Insurance Company, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed on April 28, 2006 (File Nos. 333-108433 and 811-09933).

    (4) Reinsurance Agreement between Jackson National Life Insurance Company and Swiss Re Life & Health America Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on December 22, 2006 (File Nos. 333-108433 and 811-09933).

    (5) Reinsurance Agreement between Jackson National Life Insurance Company and Munich American Reassurance Company, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on December 22, 2006 (File Nos. 333-108433 and 811-09933).

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

(k) Legal Opinion and Consent of Counsel, attached hereto.

(l) Actuarial Opinion, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

(m)(1) Sample   Calculations,  incorporated  by  reference  to   Registrant's
       Pre-Effective Amendment o. 1 filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

(m)(2) Sample Calculations, attached hereto.

(n) Consent of Independent Registered Public Accounting Firm, attached hereto.

(o) Not applicable.

(p) Not applicable.

(q) (1) Redeemability Exemption, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

(q) (2) Redeemability Exemption, incorporated by reference to Registrant's Post-Effective Amendment No. 6 filed on April 28, 2006 (File Nos. 333-108433 and 811-09933).

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address                    Positions and Offices with Depositor

Richard D. Ash                                         Vice President
1 Corporate Way
Lansing, MI 48951

John B. Banez                                          Vice President
1 Corporate Way
Lansing, MI 48951

James Binder                                           Vice President & Treasurer
1 Corporate Way
Lansing, MI 48951

John H. Brown                                          Vice President
1 Corporate Way
Lansing, MI 48951

Joseph Mark Clark                                      Vice President
1 Corporate Way
Lansing, MI 48951

Marianne Clone                                         Vice President
1 Corporate Way
Lansing, MI 48951

James B. Croom                                         Vice President & Deputy General Counsel
1 Corporate Way
Lansing, MI 48951

Gerald W. Decius                                       Vice President
1 Corporate Way
Lansing, MI 48951

Lisa C. Drake                                          Senior Vice President
1 Corporate Way
Lansing, MI 48951

Phillip Brian Eaves                                    Vice President
1 Corporate Way
Lansing, MI 48951

Robert A. Fritts                                       Senior Vice President
1 Corporate Way
Lansing, MI 48951

James D. Garrison                                      Vice President
1 Corporate Way
Lansing, MI 48951

Julia A. Goatley                                       Assistant Vice President & Associate General Counsel
1 Corporate Way                                        & Assistant Secretary
Lansing, MI 48951

James Golembiewski                                     Vice President & Chief Compliance Officer - Separate
1 Corporate Way                                        Accounts
Lansing, MI 48951

Andrew B. Hopping                                      Executive Vice President, Chief Financial Officer
1 Corporate Way                                        & Director
Lansing, MI 48951

Stephen A. Hrapkiewicz, Jr.                            Senior Vice President
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack                                       Executive Vice President & Chief Distribution Officer
7601 Technology Way
Denver, CO 80237

Timo P. Kokko                                          Vice President
1 Corporate Way
Lansing, MI 48951

Everett W. Kunzelman                                   Vice President
1 Corporate Way
Lansing, MI 48951

Lynn W. Lopes                                          Vice President
1 Corporate Way
Lansing, MI 48951

Clark P. Manning, Jr.                                  President & Chief Executive Officer & Director
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer                                        Senior Vice President, General Counsel & Secretary
1 Corporate Way
Lansing, MI 48951

Dean M. Miller                                         Vice President
1 Corporate Way
Lansing, MI 48951

Keith R. Moore                                         Vice President
1 Corporate Way
Lansing, MI 48951

Jacky Morin                                            Vice President
1 Corporate Way
Lansing, MI 48951

P. Chad Myers                                          Senior Vice President
1 Corporate Way
Lansing, MI 48951

J. George Napoles                                      Executive Vice President & Chief Administration
1 Corporate Way                                        Officer
Lansing, MI 48951

Mark D. Nerud                                          Vice President
225 W. Wacker Drive
Suite 1200
Chicago, IL 60606

Russell E. Peck                                        Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Prieskorn                                     Vice President
1 Corporate Way
Lansing, Michigan 48951

James B. Quinn                                         Vice President
1 Corporate Way
Lansing, MI 48951

William R. Schulz                                      Vice President
1 Corporate Way
Lansing, MI 48951

Kathleen M. Smith                                      Vice President
1 Corporate Way
Lansing, MI 48951

Heather R. Strang                                      Vice President
1 Corporate Way
Lansing, MI 48951

James R. Sopha                                         Executive Vice President & Director
1 Corporate Way
Lansing, MI 48951

Robert M. Tucker, Jr.                                  Vice President
1 Corporate Way
Lansing, MI 48951

Michael A. Wells                                       Chief Operating Officer & Director
401 Wilshire Boulevard
Suite 1200
Santa Monica, CA 90401


Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant


Company                         State of Organization        Control/Ownership            Business Principal

Alcona Funding LLC           Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

Berrien Funding LLC          Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

Curian Clearing LLC          Michigan                   100% Jackson National      Broker/Dealer
(formerly, BH Clearing,                                 Life Insurance Company
LLC)

Brooke GP                    Delaware                   100% Brooke (Holdco 2)     Holding Company
                                                        Inc.                       Activities

Brooke LLC                   Delaware                   100% Prudential Four       Holding Company
                                                        Limited                    Activities

Brooke (Holdco 1) Inc.       Delaware                   100% Prudential (US        Holding Company
                                                        Holdco 3) BV               Activities

Brooke (Holdco 2) Inc.       Delaware                   100% Brooke (Holdco 1)     Holding Company
                                                        Inc.                       Activities

Brooke Holdings, LLC         Delaware                   100% Brooke Holdings       Holding Company
                                                        (UK) Limited               Activities

Brooke Holdings (UK)         United Kingdom             100% Holborn Delaware      Holding Company
Limited                                                 Corporation                Activities

Brooke Investment, Inc.      Delaware                   100% Brooke Holdings,      Investment Related
                                                        Inc.                       Company

Brooke Life Insurance        Michigan                   100% Brooke Holdings,      Life Insurance
Company                                                 Inc.

Brooke (Jersey) Limited      United Kingdom             100% Prudential One        Holding Company
                                                        Limited                    Activities

Calhoun Funding LLC          Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

Crescent Telephone           Delaware                   100% Jackson National      Telecommunications
                                                        Life Insurance Company

Curian Capital, LLC          Michigan                   100% Jackson National      Registered Investment
                                                        Life Insurance Company     Advisor

Equestrian Pointe            Illinois                   100% Jackson National      Real Estate
Investors, L.L.C.                                       Life Insurance Company

Forty Partners #1, L.C.      Missouri                   100% Jackson National      Real Estate
                                                        Life Insurance Company

GCI Holding Corporation      Delaware                   70% Jackson National       Holding Company
                                                        Life Insurance Company     Activities

Hermitage Management, LLC    Michigan                   100% Jackson National      Advertising Agency
                                                        Life Insurance Company

Holborn Delaware LLC         Delaware                   100% Prudential Four       Holding Company
                                                        Limited                    Activities

IFC Holdings, Inc.           Delaware                   100% National Planning     Broker/Dealer
                                                        Holdings Inc.

Investment Centers of        Delaware                   100% IFC Holdings, Inc.    Broker/Dealer
America, Inc.

JNL Investors Series Trust   Massachusetts              100% Jackson National      Investment Company
                                                        Life Insurance Company

Jackson National Asset       Michigan                   100% Jackson National      Investment Adviser and
Management, LLC                                         Life Insurance Company     Transfer Agent

Jackson National Life        Bermuda                    100% Jackson National      Life Insurance
(Bermuda) Ltd.                                          Life Insurance Company

Jackson National Life        Delaware                   100% Jackson National      Advertising/Marketing
Distributors LLC                                        Life Insurance Company     Corporation and
                                                                                   Broker/Dealer

Jackson National Life        New York                   100% Jackson National      Life Insurance
Insurance Company                                       Life Insurance Company
of New York

JNLI LLC                     Delaware                   100% Jackson National      Tuscany Notes
                                                        Life Insurance Company

JNL Series Trust             Massachusetts              Common Law Trust with      Investment Company
                                                        contractual association
                                                        with Jackson National
                                                        Life Insurance Company
                                                        of New York

JNL Southeast Agency LLC     Michigan                   100% Jackson National      Insurance Agency
                                                        Life Insurance Company

JNL Variable Fund LLC        Delaware                   100% Jackson National      Investment Company
                                                        Separate Account - I

JNLNY Variable Fund I LLC    Delaware                   100% JNLNY Separate        Investment Company
                                                        Account I

Meadows NRH Associates,      Texas                      100% Meadows NRH, Inc.     Real Estate
L.P.

Meadows NRH, Inc.            Texas                      100% Jackson National      Real Estate
                                                        Life Insurance Company

National Planning            Delaware                   100% National Planning     Broker/Dealer and
Corporation                                             Holdings, Inc.             Investment Adviser

National Planning            Delaware                   100% Brooke Holdings,      Holding Company
Holdings, Inc.                                          Inc.                       Activities

Nicole Finance Inc.          Delaware                   100% Brooke GP             Holding Company
                                                                                   Activities

PGDS (US One) LLC            Delaware                   100% Jackson National      Holding Company
                                                        Life Insurance             Activities


PGDS (US Two) LLC            Delaware                   100% PGDS (US One) LLC     Holding Company
                                                                                   Activities

Piedmont Funding LLC         Delaware                   100% Jackson National      Investment Related
                                                        Life Insurance Company     Company

PPM Holdings, Inc.           Delaware                   100% Brooke Holdings,      Holding Company
                                                        Inc.                       Activities

Prudential plc               United Kingdom             Publicly Traded            Financial Institution

Prudential Corporation       United Kingdom             100% Prudential Holdings   Holding Company
Holdings, Limited                                       Limited                    Activities

Prudential Holdings          Scotland                   100% Prudential plc        Holding Company
Limited                                                                            Activities

Prudential One Limited       United Kingdom             100% Prudential plc        Holding Company
                                                                                   Activities

Prudential Two Limited       United Kingdom             100% Prudential One        Holding Company
                                                        Limited                    Activities

Prudential Three Limited     United Kingdom             100% Prudential One        Holding Company
                                                        Limited                    Activities

Prudential Four Limited      United Kingdom             80% Prudential One         Holding Company
                                                        Limited, 10% Prudential    Activities
                                                        Two Limited, 10%
                                                        Prudential Three Limited

Prudential (US Holdco 1) BV  Netherlands                100% PUS Holdco 1 Limited  Holding Company
                                                                                   Activities

Prudential (US Holdco 2) BV  Netherlands                100% Prudential (US        Holding Company
                                                        Holdco 1) BV               Activities

Prudential (US Holdco 3) BV  Netherlands                100% Prudential (US        Holding Company
                                                        Holdco 2) BV               Activities

PUS Holdco 1 Limited         United Kingdom             100% Brooke LLC            Holding Company
                                                                                   Activities

PUS Holdco 2 Limited         Gibraltar                  100% Holborn Delaware LLC  Holding Company
                                                                                   Activities

SII Investments, Inc.        Wisconsin                  100% National Planning     Broker/Dealer
                                                        Holdings, Inc.


Item 29. Indemnification

         Provision is made in the Company's Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account IV. Jackson National Life Distributors LLC also acts as general distributor for Jackson National Separate Account I, Jackson National Separate Account III, Jackson National Separate Account V, JNLNY Separate Account I, JNLNY Separate Account II, JNLNY Separate Account IV and JNL Series Trust.

(b)

(1) Name and Principal Business Address                (2) Positions and Offices with Depositor

Michael A. Wells                                        Director
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

Andrew B. Hopping                                       Chief Financial Officer
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack                                        Director, President and Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Nikhil Advani                                           Vice President
7601 Technology Way
Denver, CO 80237

Stephen M. Ash                                          Vice President
7601 Technology Way
Denver, CO 80237

Pamela Aurbach                                          Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker                                              Vice President
7601 Technology Way
Denver, CO 80237

Linda Baker                                             Vice President
7601 Technology Way
Denver, CO 80237

Janice Blanchard                                        Vice President
7601 Technology Way
Denver, CO 80237

William Britt                                           Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen                                             Senior Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Greg Cicotte                                            Executive Vice President
7601 Technology Way
Denver, CO 80237

Maura Collins                                           Vice President
7601 Technology Way
Denver, CO 80237

Robert DiNardo                                          Vice President
7601 Technology Way
Denver, CO 80237

Paul Fitzgerald                                         Vice President
7601 Technology Way
Denver, CO 80237

Julia A. Goatley                                        Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez                                              Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant                                             Vice President
7601 Technology Way
Denver, CO 80237

Bonnie Howe                                             Vice President and Deputy General Counsel
7601 Technology Way
Denver, CO 80237

Thomas Hurley                                           Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones                                              Vice President
7601 Technology Way
Denver, CO 80237

Steve Kluever                                           Senior Vice President
7601 Technology Way
Denver, CO 80237

Brian Lane                                              Vice President
7601 Technology Way
Denver, CO 80237

James Livingston                                        Executive Vice President
7601 Technology Way
Denver, CO 80237

Doug Mantelli                                           Vice President
7601 Technology Way
Denver, CO 80237

Susan McClure                                           Vice President
7601 Technology Way
Denver, CO 80237

James McCorkle                                          Vice President
7601 Technology Way
Denver, CO 80237

Brooke Meyer                                            Vice President
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer                                         Director and Secretary
1 Corporate Way
Lansing, MI 48951

Jack Mishler                                            Senior Vice President
7601 Technology Way
Denver, CO 80237

Peter Radloff                                           Vice President
7601 Technology Way
Denver, CO 80237

Justin Rafferty                                         Vice President
7601 Technology Way
Denver, CO 80237

Gregory B. Salsbury                                     Executive Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield                                      Vice President
7601 Technology Way
Denver, CO 80237

Greg Smith                                              Senior Vice President
7601 Technology Way
Denver, CO 80237

Sam Somuri                                              Vice President
7601 Technology Way
Denver, CO 80237

David Sprague                                           Senior Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky                                     Senior Vice President
7601 Technology Way
Denver, CO 80237

Doug Townsend                                           Vice President and Controller and FinOp
7601 Technology Way
Denver, CO 80237

C. Ray Trueblood                                        Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright                                           Vice President and Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright                                             Vice President
7601 Technology Way
Denver, CO 80237

(c)


                        Compensation on Events Occasioning
Name of Principal       the Deduction of a Deferred Sales       Brokerage           Other
Underwriter             Load                                    Commissions         Compensation
----------------------- -------------------------------------- ------------------- -------------------------

Jackson National Life   Not Applicable                         Not Applicable      Not Applicable
Distributors LLC

Item 31. Location of Accounts and Records

         Jackson National Life Insurance Company
         1 Corporate Way
         Lansing, Michigan 48951

         Jackson National Life Insurance Company
         Institutional Marketing Group Service Center
         1 Corporate Way
         Lansing, Michigan 48951

         Jackson National Life Insurance Company
         7601 Technology Way
         Denver, Colorado 80237

         Jackson National Life Insurance Company
         225 West Wacker Drive, Suite 1200
         Chicago, IL  60606

Item 32. Management Services

Not Applicable

Item 33. Fee Representation

Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this Post-Effective Amendment to be signed on its behalf, by the undersigned, duly authorized, in the City of Lansing, and State of Michigan, on this 27th day of April, 2007.

Jackson National Separate Account IV (Registrant)

By: Jackson National Life Insurance Company

By: /s/ Thomas J. Meyer
    ------------------------------
    Thomas J. Meyer
    Senior Vice President, Secretary
    and General Counsel

Jackson National Life Insurance Company (Depositor)

By: /s/ Thomas J. Meyer
    ------------------------------
    Thomas J. Meyer
    Senior Vice President, Secretary
    and General Counsel

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Clark P. Manning*                                    April 27, 2007
---------------------                                 ------------------------
Clark P. Manning
Chief Executive Officer and Director

/s/ Michael A. Wells*                                    April 27, 2007
---------------------                                 ------------------------
Michael A. Wells
Director

/s/ Andrew B. Hopping*                                   April 27, 2007
----------------------                                ------------------------
Andrew B. Hopping
Executive Vice President - Chief Financial
Officer and Director

/s/ Robert A. Fritts*                                    April 27, 2007
---------------------                                 ------------------------
Robert A. Fritts
Vice President and Controller - Financial
Operations


* By Thomas J. Meyer
Senior Vice President, Secretary,
General Counsel and Attorney-in-Fact

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint Clark P. Manning, Jr., Andrew
B. Hopping, Thomas J. Meyer, Patrick W. Garcy, Susan S. Rhee, and Anthony L. Dowling (each with power to act without the others) his attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign applications and registration statements, and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940. This Power of Attorney concerns JNL Separate Account - I (033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128
and 333-136472), JNL Separate Account III (333-41153), JNL Separate Account IV (333-108433 and 333-118131), and JNL Separate Account V (333-70697), as well as any future separate accounts the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 2nd day of January, 2007.

CLARK P. MANNING, JR.
--------------------------------------
Clark P. Manning, Jr., President, Chief
Executive Officer and Director

MICHAEL A. WELLS
--------------------------------------
Michael A. Wells, Chief Operating Officer and Director

ANDREW B. HOPPING
--------------------------------------
Andrew B. Hopping, Executive Vice President,
Chief Financial Officer and Director

ROBERT A. FRITTS
--------------------------------------
Robert A. Fritts, Senior Vice President and
Controller

JAMES R. SOPHA
--------------------------------------
James R. Sopha, Executive Vice President, and Director

                                  EXHIBIT LIST

Exhibit
No.       Description

k.        Opinion and Consent of Counsel, attached hereto as EX-k.

m.2.      Sample Calculations, attached hereto as EX-m.2.

n. Consent of Independent Registered Public Accounting Firm, attached hereto as EX-n.